UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

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ALCOA CORPORATION

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Notice of 2018 Annual Meeting of Stockholders

and Proxy Statement

Reduce Complexity

Drive Returns

Strengthen the Balance Sheet

March 20, 2018

Dear Alcoa Stockholders:

We are pleased to invite you to attend the 2018 Annual Meeting of Stockholders of Alcoa Corporation (“Alcoa,” or the “Company”) to be held on Wednesday, May 9, 2018, at 10:00 a.m., Eastern Daylight Time (EDT), at the Westin Convention Center-Pittsburgh, Pennsylvania Ballroom, 1000 Penn Avenue, Pittsburgh, Pennsylvania 15222.

At the Annual Meeting, stockholders will vote on the matters set forth in the 2018 Proxy Statement and the accompanying notice of the Annual Meeting. The 2018 Proxy Statement describes our governance structure, which features numerous governance best practices, and our executive compensation program, which “pays for performance.” We believe that both our governance structure and compensation program reinforce our alignment with stockholder interests. Highlights of the detailed information included in this Proxy Statement can be found in the “Proxy Statement Summary” starting on page 4.

Alcoa’s strategic priorities are to reduce complexity in all aspects of our business, drive returns for our stockholders, and strengthen our balance sheet. These priorities highlight our commitment to continuous improvement of Company performance, and transparency for and accountability to our stockholders and stakeholders. Furthermore, while continuously working toward these strategic priorities, we stand on our three corporate values—Act with Integrity, Operate with Excellence, Care for People—that provide a strong foundation for our actions.

Your vote is important to us. Whether or not you will attend the meeting, we hope that your shares are represented and voted. In advance of the meeting on May 9, please cast your vote through the Internet, by telephone, or by mail. Instructions on how to vote are found in the section entitled “Proxy Statement Summary—How to Cast Your Vote”.

Thank you for being a stockholder of Alcoa. We are excited to continue our Company’s journey with you.

We look forward to seeing you at the meeting.

Sincerely,

Michael G. Morris Chairman	Roy C. Harvey President, Chief Executive Officer and Director

i

Notice of 2018 Annual Meeting of Stockholders

Wednesday, May 9, 2018 10:00 a.m. Eastern Daylight Time	The Westin Convention Center-Pittsburgh Pennsylvania Ballroom 1000 Penn Avenue Pittsburgh, Pennsylvania 15222

The Annual Meeting of Stockholders of Alcoa Corporation will be held on Wednesday, May 9, 2018 at 10:00 a.m. (EDT) at The Westin Convention Center-Pittsburgh, Pennsylvania Ballroom, 1000 Penn Avenue, Pittsburgh, Pennsylvania 15222. Stockholders of record of Alcoa common stock at the close of business on March 13, 2018 are entitled to vote at the meeting.

The agenda for the Annual Meeting is:

1.	to elect the 12 directors identified in the accompanying Proxy Statement to serve one-year terms expiring at the 2019 annual meeting of stockholders;
2.	to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2018;
3.	to approve, on an advisory basis, 2017 executive compensation of the named executive officers;
4.	to approve the Alcoa Corporation 2016 Stock Incentive Plan, as Amended and Restated; and
5.	to transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

Only holders of Alcoa common stock or their authorized representatives by proxy may attend the Annual Meeting. You will need an admission ticket if you plan to attend the Annual Meeting. Please see the questions and answers section of the Proxy Statement for instructions on how to obtain an admission ticket. All attendees will need to present valid photo identification for admission to the meeting.

We will provide a live webcast of the Annual Meeting via our website, www.alcoa.com under “Investors—Events and Presentations.”

For information about Alcoa, please visit our website at www.alcoa.com.

On behalf of Alcoa’s Board of Directors,

Jeffrey D. Heeter

Executive Vice President, General Counsel and Secretary

March 20, 2018

1

201 Isabella Street, Suite 500

Pittsburgh, Pennsylvania 15212

Proxy Statement

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF

PROXY MATERIALS FOR THE ANNUAL MEETING OF  STOCKHOLDERS

TO BE HELD ON MAY 9, 2018

The Company’s Notice of 2018 Annual Meeting of Stockholders and Proxy Statement and 2017 Annual Report are available at www.ReadMaterial.com/AA.

The Board of Directors (the “Board”) of Alcoa is providing this Proxy Statement in connection with Alcoa’s 2018 Annual Meeting of Stockholders to be held on Wednesday, May 9, 2018, at 10:00 a.m. (EDT), at The Westin Convention Center-Pittsburgh, Pennsylvania Ballroom, 1000 Penn Avenue, Pittsburgh, Pennsylvania 15222, and at any adjournment or postponement thereof.

Proxy materials or a Notice of Internet Availability of Proxy Materials (the “Notice”) are being first released or mailed to stockholders on March 20, 2018. In accordance with rules and regulations adopted by the Securities and Exchange Commission (the “SEC”), instead of mailing a printed copy of the Company’s proxy materials to each stockholder of record, the Company may furnish proxy materials by providing access to those documents on the Internet. The Notice contains instructions on how to access our proxy materials and vote online, or in the alternative, request a paper copy of the proxy materials and a proxy card.

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2018 PROXY STATEMENT

Proxy Statement (continued)

Cautionary Statement regarding Forward-Looking Statements

Certain statements in this Proxy Statement relate to future events and expectations and as such constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include those containing such words as “anticipates,” “believes,” “could,” “estimates,” “expects,” “forecasts,” “goal,” “intends,” “may,” “outlook,” “plans,” “projects,” “seeks,” “sees,” “should,” “targets,” “will,” “would,” or other words of similar meaning. All statements by Alcoa Corporation that reflect expectations, assumptions or projections about the future, other than statements of historical fact, are forward-looking statements, including, without limitation, forecasts concerning global demand growth for bauxite, alumina, and aluminum, and supply/demand balances; statements, projections or forecasts of future or targeted financial results or operating performance; and statements about strategies, outlook and business and financial prospects. These statements reflect beliefs and assumptions that are based on Alcoa Corporation’s perception of historical trends, current conditions and expected future developments, as well as other factors that management believes are appropriate in the circumstances. Forward-looking statements are not guarantees of future performance and are subject to known and unknown risks, uncertainties and changes in circumstances that are difficult to predict. Although Alcoa Corporation believes that the expectations reflected in any forward-looking statements are based on reasonable assumptions, it can give no assurance that these expectations will be attained and it is possible that actual results may differ materially from those indicated by these forward-looking statements due to a variety of risks and uncertainties. Such risks and uncertainties include, but are not limited to: (a) material adverse changes in aluminum industry conditions, including global supply and demand conditions and fluctuations in London Metal Exchange-based prices and premiums, as applicable, for primary aluminum, alumina and other products, and fluctuations in indexed-based and spot prices for alumina; (b) deterioration in global economic and financial market conditions generally; (c) unfavorable changes in the markets served by Alcoa Corporation; (d) the impact of changes in foreign currency exchange rates on costs and results; (e) increases in energy costs; (f) declines in the discount rates used to measure pension liabilities or lower-than-expected investment returns on pension assets, or unfavorable changes in laws or regulations that govern pension plan funding; (g) the inability to achieve the level of revenue growth, cash generation, cost savings, improvement in profitability and margins, fiscal discipline, or strengthening of competitiveness and operations anticipated from restructuring programs and productivity improvement, cash sustainability, technology advancements, and other initiatives; (h) the inability to realize expected benefits, in each case as planned and by targeted completion dates, from acquisitions, divestitures, facility closures, curtailments, restarts, expansions, or joint ventures; (i) political, economic and regulatory risks in the countries in which Alcoa Corporation operates or sells products; (j) the outcome of contingencies, including legal proceedings, government or regulatory investigations and environmental remediation; (k) the impact of cyberattacks and potential information technology or data security breaches; and (l) the other risk factors described in our most recent Annual Report on Form 10-K for the fiscal year ended December 31, 2017 (the “2017 Annual Report”) filed with the SEC on February 26, 2018, in Part I, Item 1A, “Risk Factors.” Actual results could differ materially from those anticipated in the forward-looking statements. The risks and uncertainties described in our 2017 Annual Report are not exclusive and further information concerning our Company and our businesses, including factors that potentially could materially affect our operating results or financial condition, may emerge from time to time. Alcoa Corporation disclaims any obligation to update any forward-looking statements, whether in response to new information, future events or otherwise, except as required by applicable law. Market projections are subject to the risks discussed above and other risks in the market.

Incorporation by Reference

Neither the Compensation Committee Report nor the Audit Committee Report shall be deemed soliciting material or filed with the SEC and neither of them shall be deemed incorporated by reference into any prior or future filings made by us under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), except to the extent that we specifically incorporate such information by reference. In addition, this document includes several website addresses. These website addresses are intended to provide inactive, textual references only. The information on these websites is not part of this Proxy Statement.

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2018 PROXY STATEMENT

Proxy Statement Summary

Below are highlights of certain information in this Proxy Statement. As it is only a summary, it may not contain all of the information that is important to you. For more complete information, please refer to the complete Proxy Statement and Alcoa’s 2017 Annual Report before you vote. References to “Alcoa,” “the Company,” “we,” “us” or “our” refer to Alcoa Corporation.

2018 ANNUAL MEETING OF STOCKHOLDERS

Time and Date:	10:00 a.m. (EDT), May 9, 2018

Place:	The Westin Convention Center-Pittsburgh

Pennsylvania Ballroom

1000 Penn Avenue, Pittsburgh, Pennsylvania 15222

Record Date:	March 13, 2018

Webcast:	We will provide a live webcast of the Annual Meeting via our website, www.alcoa.com under “Investors—Events and Presentations.”

Voting:	Stockholders as of the record date are entitled to vote. Each share of common stock is entitled to one vote for each director nominee and one vote for each of the other proposals to be voted on.

Admission:	An admission ticket is required to enter Alcoa’s Annual Meeting. See Question 6 in the “Questions and Answers About the Meeting and Voting” section for how to obtain a ticket.

How to Cast Your Vote

Your vote is important! Please cast your vote and play a part in the future of Alcoa.

Stockholders of record, who hold shares registered in their names, can vote by:

Internet at www.cesvote.com	calling 1-888-693-8683 toll-free from the U.S. or Canada	mail return the signed proxy card

The deadline for voting online or by telephone is 6:00 a.m. EDT on May 9, 2018. If you vote by mail, your proxy card must be received before the Annual Meeting. If you hold shares in an Alcoa savings plan, your voting instructions must be received by 6:00 a.m. EDT on May 7, 2018.

Beneficial owners who own shares through a bank, brokerage firm or similar organization can vote by returning the voting instruction card, or by following the instructions for voting via telephone or the Internet, as provided by the bank, broker or other organization. If you own shares in different accounts or in more than one name, you may receive different voting instructions for each type of ownership. Please vote all of your shares.

If you are a stockholder of record or a beneficial owner who has a legal proxy to vote the shares, you may choose to vote in person at the Annual Meeting. Even if you plan to attend our Annual Meeting in person, please cast your vote as soon as possible. See the “Questions and Answers About the Meeting and Voting” section for more details.

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2018 PROXY STATEMENT

Proxy Summary (continued)

Voting Matters and Board Recommendations

Voting Matters		Board’s Recommendation	Page Reference (for more detail)
Item 1.	Election of 12 Director Nominees to Serve for a One-Year Term Expiring in 2019	✓ FOR Each Nominee	9
Item 2.	Ratification of Appointment of PricewaterhouseCoopers LLP as the Company’s Independent Registered Public Accounting Firm for 2018	✓ FOR	35
Item 3.	Advisory Vote to Approve 2017 Executive Compensation of the Named Executive Officers	✓ FOR	38
Item 4.	Approval of the 2016 Stock Incentive Plan, as Amended and Restated	✓ FOR	71

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2018 PROXY STATEMENT

Proxy Summary (continued)

Director Nominees

Alcoa’s Board is comprised of 12 members; under our Amended and Restated Bylaws (the “Bylaws”), each director is elected for a one-year term. The following table provides summary information about each director nominee standing for election to the Board for a one-year term expiring in 2019.

Name	Age	Professional Background	Independent	Committee Memberships	Other Current Public Company Boards
Michael G. Morris (Chairman)	71	Retired Chairman and Chief Executive Officer, American Electric Power Company, Inc.	Yes	Executive (Chair)	L Brands, Inc., The Hartford Financial Services Group, Inc.
Mary Anne Citrino	58	Senior Advisor, The Blackstone Group L.P.	Yes	Governance and Nominating; Safety, Sustainability and Public Issues	HP Inc., Dollar Tree Inc., Ahold Delhaize
Timothy P. Flynn	61	Retired Chairman, KPMG International	Yes	Compensation and Benefits; Safety, Sustainability and Public Issues	JPMorgan Chase & Co., Walmart Stores, Inc., United Health Group
Kathryn S. Fuller	71	Vice Chair, Smithsonian National Museum of Natural History; Chair, Institute at Brown for Environment & Society; Chair of Nominating and Governance Committee at The Robert Wood Johnson Foundation	Yes	Compensation and Benefits; Governance and Nominating (Chair); Executive	—
Roy C. Harvey	44	President and Chief Executive Officer, Alcoa Corporation	No	Executive	—
James A. Hughes	55	Chief Executive Officer and Managing Director, Prisma Energy Capital	Yes	Audit; Safety, Sustainability and Public Issues	TPI Composites Inc.
James E. Nevels	66	Founder and Chairman, The Swarthmore Group	Yes	Compensation and Benefits; Governance and Nominating; Executive	First Data Corporation, WestRock Company (Lead Independent Director), XL Group
James W. Owens	72	Retired Chairman and Chief Executive Officer, Caterpillar Inc.	Yes	Compensation and Benefits (Chair); Governance and Nominating	International Business Machines Corporation; Morgan Stanley
Carol L. Roberts	58	Retired Senior Vice President and Chief Financial Officer, International Paper Company	Yes	Audit (Chair); Compensation and Benefits; Executive	VF Corporation
Suzanne Sitherwood	57	President and Chief Executive Officer, Spire Inc.	Yes	Audit; Safety, Sustainability and Public Issues	Spire Inc.
Steven W. Williams	62	President and Chief Executive Officer, Suncor Energy Inc.	Yes	Compensation and Benefits; Governance and Nominating; Executive	Suncor Energy Inc.
Ernest Zedillo	66	Frederick Iseman ’74 Director of the Yale Center for the Study of Globalization and Professor, Yale University	Yes	Audit; Safety, Sustainability and Public Issues (Chair)	Citigroup Inc.; The Procter & Gamble Company

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2018 PROXY STATEMENT

Proxy Summary (continued)

2017 Highlights

Business

2017 was our first full year as a stand-alone public company, and we enjoyed many successes, as illustrated by the achievements below, driven by our strategic priorities to reduce complexity, drive returns, and strengthen the balance sheet:

✓	Revenue of $11.7 billion, 25% higher than in 2016

✓	Net income of $217 million, or $1.16 per share

✓	Adjusted EBITDA excluding special items of $2.35 billion*, more than double earnings in 2016

✓	$1.36 billion cash on hand at December 31; up 59% year-over-year

✓	Earnings per share of $1.16

✓	One-year total stockholder return of 92%, more than four times higher than both the Standard & Poor’s 500® Index and the Standard & Poor’s 500® Metals & Mining GICS Level 3 Index.

*	A non-GAAP measure. Please see Attachment B for a reconciliation of the non-GAAP measure to the most directly comparable GAAP measure.

Corporate Governance

The Company is committed to good corporate governance practices, which we believe recognize stockholder interests and support the success of our business. Our corporate governance practices, highlighted below, are described in greater detail in the “Corporate Governance” section of this Proxy Statement.

✓	Independent Board Chairman

✓	11 of 12 Board members are independent (all directors other than our Chief Executive Officer)

✓	Diversity in Board composition—one-third of our Board members are women

✓	All directors with tenure on our Board of less than two years

✓	Limits on other public company board service

✓	Regularly-scheduled executive sessions of independent directors

✓	Independent Audit, Compensation and Benefits, Governance and Nominating, and Safety, Sustainability and Public Issues Committees

✓	Director attendance at Board and committee meetings averaged 96% in 2017

✓	Majority voting policy for directors

✓	Risk oversight by full Board and committees

✓	Stockholders’ ability to nominate directors through proxy access

✓	Stockholder right to call special meetings

✓	Commitment to sustainable business practices

✓	Director and officer stock ownership guidelines

✓	Policies prohibiting short sales, hedging, margin accounts, and pledging of Alcoa stock

✓	Sustainability Report issued in 2017

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2018 PROXY STATEMENT

Proxy Summary (continued)

Executive Compensation

Our Compensation and Benefits Committee has adopted an executive compensation philosophy that is based on three guiding principles to drive pay-for-performance and stockholder alignment:

•	Target base salary compensation at median, while using annual incentive compensation and long-term incentives to reward exceptional performance and to attract and retain exceptional talent.
•	Equity is the most significant portion of total compensation for NEOs to align the interests of NEOs with the stockholders.
•	Annual incentive and long-term incentive metrics focus management on achieving the greatest positive impact on financial performance.

The Compensation Discussion and Analysis section of this Proxy Statement provides a focused discussion of Alcoa’s executive compensation philosophy and the pay programs applicable to our named executive officers in 2017.

WHAT WE DO	WHAT WE DON’T DO
✓	We pay for performance

✓	We consider and benchmark against peer groups in establishing compensation

✓	We review tally sheets

✓	We have robust stock ownership guidelines

✓	We schedule and price stock option grants to promote transparency and consistency

✓	We have clawback policies incorporated into our incentive plans

✓	We have double-trigger equity vesting in the event of a change-in-control where awards are assumed

✓	We use a mix of stock price appreciation and operational metrics to address the interests of all stakeholders

✓	We have a conservative compensation risk profile

✓	The Compensation and Benefits Committee retains an independent compensation consultant
✗	We do not pay dividend equivalents on stock options and unvested restricted share units

✗	We do not allow share recycling

✗	We do not allow repricing of underwater stock options (including cash-outs) without stockholder approval

✗	We do not allow hedging or pledging of Company stock

✗	We do not have excise tax gross-ups in our Change in Control Severance Plan

✗	We do not enter into multi-year employment contracts

✗	We do not pay above-market earnings on deferred compensation or other nonqualified plans

✗	We do not encourage excessive risk-taking in compensation practices

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2018 PROXY STATEMENT

Item 1 Election of Directors

Alcoa’s Board, upon the recommendation of the Governance and Nominating Committee, has nominated 12 directors for election at this year’s Annual Meeting to hold office until the next Annual Meeting in 2019. Directors are elected on an annual basis for one-year terms.

All of the nominees currently serve as directors on the Alcoa Board and were elected to the Board by the stockholders at the 2017 Annual Meeting.

We expect that each director nominee will be able to serve, if elected. If any director nominee is not able to serve, proxies may be voted for substitute nominees, unless the Board chooses to reduce the number of directors serving on the Board.

Majority Voting for Directors

Alcoa’s Bylaws provide a majority voting standard for election of directors in uncontested elections. Each director will be elected by the affirmative vote of a majority of the votes cast, meaning that the number of votes cast “FOR” a director nominee exceeds fifty percent (50%) of the number of votes cast with respect to that director’s election.

If an incumbent director nominee is not elected in an uncontested election and no successor has been elected at such meeting, the director must promptly tender his or her resignation to the Board. The Governance and Nominating Committee (excluding the nominee, if applicable) then will make a recommendation to the Board as to whether to accept or reject the resignation, or whether other action should be taken. The Board, excluding the nominee, will act on the resignation and publicly disclose its decision in accordance with the Bylaws.

An election of directors is considered to be contested if there are more nominees for election than positions on the Board to be filled by election at the meeting of stockholders. In a contested election, the required vote is a plurality of votes cast. The election of directors at the 2018 Annual Meeting is an uncontested election of directors.

Director Nominees

The Board has affirmatively determined that each of the nominees qualifies for election under the Company’s criteria for evaluation of directors (see “Minimum Qualifications for Director Nominees and Board Member Attributes”). Below is biographical information about the director nominees and their specific experience, skills and qualifications that has led the Board and the Governance and Nominating Committee to conclude that they should continue to serve as directors on Alcoa’s Board. In addition, the Board has determined that each non-employee director nominee qualifies as an independent director under the New York Stock Exchange (“NYSE”) corporate governance listing standards and the Company’s Director Independence Standards. See “Director Independence”.

Director Qualifications, Skills, and Attributes

Our directors have a diversity of experience that spans a broad range of industries in the public and not-for-profit sectors. They bring to our Board a wide variety of skills, qualifications and viewpoints that strengthen the Board’s ability to carry out its oversight role on behalf of our stockholders. In the director biographies below, we describe certain areas of individual expertise that each director brings to our Board.

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2018 PROXY STATEMENT

Item 1 Election of Directors (continued)

The table below summarizes the range of skills and experiences of each director. Because it is a summary, it does not include all of the skills, experiences, qualifications, and diversity that each director offers. In addition, as described in the Company’s Corporate Governance Guidelines, all directors should be, and are, financially literate.

Attributes, Experience and Skills
Age	71	58	61	71	44	55	66	72	58	57	62	66
Gender (1/3 of the Board is female)	M	F	M	F	M	M	M	M	F	F	M	M
Minority							✓					✓
Leadership Experience (Chairman, CEO, President, Senior Managing Director and/or CFO)	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
International Experience		✓	✓	✓	✓	✓		✓	✓		✓	✓
Financial Literacy	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Audit Committee Financial Expertise*						✓			✓	✓		✓
Government/Regulatory Experience	✓	✓	✓	✓		✓	✓			✓	✓	✓
Relevant Industry Experience	✓				✓	✓		✓	✓	✓	✓
Risk Management Expertise	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Environmental and Sustainability Experience				✓	✓	✓				✓	✓	✓
Legal/Technical Expertise	✓			✓		✓	✓	✓	✓		✓
Labor/Human Resources Experience					✓				✓
Mergers & Acquisitions Experience	✓	✓	✓		✓	✓		✓	✓	✓	✓

*	As determined by the Alcoa Board with respect to current Audit Committee members. Other directors also possess this qualification.

Our directors have a broad range of experience that spans different industries, encompassing the business, philanthropic, academic and governmental sectors. Directors bring to our Board a variety of skills, qualifications and viewpoints that both strengthen their ability to carry out their oversight role on behalf of our stockholders and bring richness to Board deliberations. As described above and in the director biographies, our directors possess qualities that, in addition to leadership, include experience in international relations, finance, economics, engineering, and governmental matters, as well as relevant industry knowledge.

Our policy on Board diversity relates to the selection of nominees for the Board. Our policy provides that while diversity and variety of experiences and viewpoints represented on the Board should always be considered, a director nominee should not be chosen nor excluded solely or largely because of race, color, gender, national origin, or sexual orientation or identity. In selecting a director nominee, the Governance and Nominating Committee focuses on skills, expertise and background that would complement the existing Board, recognizing that the Company’s businesses and operations are diverse and global in nature.

The Board of Directors recommends a vote “FOR” ITEM 1, to elect each of the following director nominees.

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2018 PROXY STATEMENT

Item 1 Election of Directors (continued)

Michael G. Morris (Chairman) Director since: 2016 Age: 71 Committees: Executive Committee (Chair) Other Current Public Directorships: L Brands, Inc.; The Hartford Financial Services Group, Inc.

Career Highlights and Qualifications: Mr. Morris was Chairman of American Electric Power Company, Inc. (AEP), one of the nation’s largest utility generators and owner of the largest electricity transmission system in the United States, from 2004 through 2013. He served as Chief Executive Officer of AEP and all of its major subsidiaries from 2004 until his retirement in November 2011 and as President from 2004 to 2011. From 1997 to 2003, Mr. Morris was Chairman, President and Chief Executive Officer of Northeast Utilities. Prior to that time, he held positions of increasing responsibility in energy and natural gas businesses.

Other Current Affiliations: Mr. Morris serves as Chairman of the Eastern Michigan University Board of Regents as well as Chair of the Finance Committee of the Michigan State University Law College. He is also Chair of the Columbus Downtown Development Corporation, a non-profit organization dedicated to the development of facilities in the city. Mr. Morris serves on the board of Battelle Institute, which oversees many of the U.S. national labs.

Previous Directorships: Mr. Morris was a director of Alcoa Inc. from 2008 to 2016, Chairman of AEP from 2004 through 2013, and served on the audit and conflicts committees of Spectra Energy Partners GP, LLC from 2013 through 2017.

Attributes and Skills: Mr. Morris has proven business acumen, having served as the Chief Executive Officer of significant, complex organizations. Mr. Morris’ experience in the energy field is a valuable resource to the Company, which has significant energy assets. In addition, Mr. Morris is a leader in developing the carbon sequestration process, a technology that could be used in reducing greenhouse gas emissions.

Mary Anne Citrino

Director since: 2016

Age: 58

Committees: Governance and Nominating Committee; Safety, Sustainability and Public Issues Committee

Other Current Public Directorships:

HP Inc., Dollar Tree Inc., Ahold Delhaize

Career Highlights and Qualifications: Ms. Citrino has served as Senior Advisor of The Blackstone Group L.P., a multinational private equity, alternative asset management and financial services corporation, since 2015, and was Senior Managing Director of Blackstone Advisory Partners L.P. from 2004 until 2015. At Blackstone, she advised a broad range of clients in the consumer products industry, including Procter & Gamble, Kraft Foods and Nestlé. Before joining Blackstone, she spent more than 20 years advising clients at Morgan Stanley, where she served as a Managing Director.

Other Current Affiliations: Ms. Citrino serves on the Retail & Tourism Advisory Board of the Partnership Fund for New York City.

Attributes and Skills: Ms. Citrino’s more than 30-year career as an investment banker provides the Board with substantial knowledge regarding business operations strategy, as well as financial and investment expertise. Her expertise in finance and business operations is an invaluable asset to Alcoa as it pursues its strategic plans.

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2018 PROXY STATEMENT

Item 1 Election of Directors (continued)

Timothy P. Flynn

Director since: 2016

Age: 61

Committees: Compensation and Benefits Committee; Safety, Sustainability and Public Issues Committee

Other Current Public Directorships:

JPMorgan Chase & Co., Walmart Stores, Inc., United Health Group

Career Highlights and Qualifications: Mr. Flynn was Chairman of KPMG International, a global professional services organization that provides audit, tax and advisory services, from 2007 until his retirement in October 2011. He served as Chairman from 2005 to 2010 and Chief Executive Officer from 2005 to 2009 of KPMG LLP in the U.S., the largest individual member firm of KPMG International. Before serving as Chairman and CEO, Mr. Flynn was Vice Chairman, Audit and Risk Advisory Services, with operating responsibility for the Audit, Risk Advisory and Financial Advisory Services practices.

Other Current Affiliations: Mr. Flynn serves as a trustee for the University of St. Thomas-Minnesota.

Previous Directorships: Mr. Flynn was a director of The Chubb Corporation from 2013 until 2016.

Attributes and Skills: Through his leadership positions at KPMG, Mr. Flynn gained perspective on the evolving business and regulatory environment, and brings to the Board his experience with many of the issues facing complex, global companies, as well as expertise in financial services and risk management.

Kathryn S. Fuller Director since: 2016 Age: 71 Committees: Compensation and Benefits Committee; Governance and Nominating Committee (Chair); Executive Committee

Career Highlights and Qualifications: Ms. Fuller serves as Vice Chair of the Board of Directors of the Smithsonian’s National Museum of Natural History, the world’s preeminent museum and research complex, having served as Chair until November 2016. She currently serves on the board, and chairs the Nominating and Governance Committee of The Robert Wood Johnson Foundation, a leading philanthropic organization in the field of health and health care. Ms. Fuller is also the Chair of the Institute at Brown for Environment & Society (Brown University) which seeks to prepare leaders to understand and holistically manage complex social and environmental systems. In 2017, Ms. Fuller was elected to be a member of the American Academy of Arts and Sciences, one of the oldest learned societies in the United States that is devoted to the advancement and study of key societal, scientific, and intellectual issues.

Ms. Fuller retired as Chair of The Ford Foundation, a nonprofit organization, in September 2010, after having served in that position since May 2004.

Ms. Fuller retired as President and Chief Executive Officer of World Wildlife Fund U.S. (WWF), one of the world’s largest nature conservation organizations, in July 2005, after having served in those positions since 1989. Ms. Fuller continues her affiliation with WWF as President Emerita and an honorary member of the Board of Directors. Ms. Fuller was a Public Policy Scholar at the Woodrow Wilson International Center for Scholars, a nonpartisan institute established by Congress for advanced study of national and world affairs, for the academic year beginning in October 2005.

Ms. Fuller had various responsibilities with WWF and The Conservation Foundation, including executive vice president, general counsel and director of WWF’s public policy and wildlife trade monitoring programs and has held several positions in the U.S. Department of Justice.

Previous Directorships: Ms. Fuller was a director of Alcoa Inc. from 2002 to 2016.

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2018 PROXY STATEMENT

Item 1 Election of Directors (continued)

Attributes and Skills: Ms. Fuller has led three internationally recognized and respected organizations, having served as the Chief Executive Officer of WWF, Chair of The Ford Foundation, and Chair of the Smithsonian’s National Museum of Natural History. Her experience in managing world-class organizations, combined with her proven leadership skills, international experience, and environmental and health focus, contribute to the diversity of the Board. The Company recognizes the need to earn the right to continue to do business in the communities in which it operates, and as a result, the Board seeks the input of directors, such as Ms. Fuller, who have a broad perspective on sustainable development.

Roy C. Harvey Director since: 2016 Age: 44 Committees: Executive Committee

Career Highlights and Qualifications: Mr. Harvey is the President and Chief Executive Officer of Alcoa.

Mr. Harvey has served as Chief Executive Officer of Alcoa since November 2016 and President since May 2017. From October 2015 until November 1, 2016, the date that Alcoa became an independent, publicly-traded company upon its separation from Alcoa Inc. (since renamed Arconic Inc.) (the “Separation”), Mr. Harvey was Executive Vice President of Alcoa Inc. and President of its Global Primary Products business. From June 2014 to October 2015, he was Executive Vice President, Human Resources and Environment, Health, Safety and Sustainability at Alcoa Inc. As part of that role, he also oversaw the Alcoa Foundation, one of the largest corporate foundations in the U.S. In addition, Mr. Harvey held a variety of operational and financial assignments across the U.S., Europe and Latin America during his career at Alcoa Inc., predominantly in its upstream business. As the Chief Operating Officer for Global Primary Products from July 2013 to June 2014, he oversaw the day-to-day global operations of the mining, refining, smelting, casting and energy businesses. Prior to that role, he was Chief Financial Officer for Global Primary Products from December 2011 to July 2013. Mr. Harvey also interfaced with securities analysts and investors globally as Director of Investor Relations from September 2010 to November 2011, and he was Director of Corporate Treasury from January 2010 to September 2010. Mr. Harvey joined Alcoa Inc. in 2002 as a business analyst for Global Primary Products in Knoxville, Tennessee.

Attributes and Skills: As the only management representative on the Board, Mr. Harvey’s leadership of, and extensive experience and familiarity with, Alcoa’s businesses provides the Board with invaluable insight into the Company’s operations and strategic direction. His broad range of operational, financial, investor relations and other roles have given him an in-depth and well-rounded understanding of the Company.

James A. Hughes Director since: 2016 Age: 55 Committees: Audit Committee; Safety, Sustainability and Public Issues Committee Other Current Public Directorships: TPI Composites Inc.

Career Highlights and Qualifications: Mr. Hughes is CEO and Managing Director of Prisma Energy Capital, a private entity focused on investments in energy storage, since December 2017. He is the former Chief Executive Officer and Director of First Solar, Inc., a leading global provider of comprehensive photovoltaic solar systems which use its advanced module and system technology. He joined First Solar, Inc. in March 2012 as Chief Commercial Officer and was appointed Chief Executive Officer in May 2012. He stepped down as Chief Executive Officer on June 30, 2016 and resigned from the board on September 1, 2016.

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2018 PROXY STATEMENT

Item 1 Election of Directors (continued)

Prior to joining First Solar, Mr. Hughes served, from October 2007 until April 2011, as Chief Executive Officer and Director of AEI Services LLC, a private company that owned and operated power distribution, power generation (both thermal and renewable), natural gas transportation and services, and natural gas distribution businesses in emerging markets worldwide. From 2004 to 2007, he engaged in principal investing with a privately held company based in Houston, Texas that focused on micro-cap investments in North American distressed manufacturing assets. Previously, he served as President and Chief Operating Officer of Prisma Energy International, which was formed out of former Enron interests in international electric and natural gas utilities. Prior to that role, Mr. Hughes spent almost a decade with Enron Corporation in positions that included President and Chief Operating Officer of Enron Global Assets, President and Chief Operating Officer of Enron Asia, Pacific, Africa and China, and Assistant General Counsel of Enron International.

Other Current Affiliations: Mr. Hughes is the former Chairman and serves as a Director of the Los Angeles Branch of the Federal Reserve Bank of San Francisco.

Previous Directorships: First Solar, Inc. (2012-2016) and APR Energy PLC (2013-2015)

Attributes and Skills: Mr. Hughes’s extensive experience in the energy sector will benefit the Company given the Company’s portfolio of energy assets. His previous leadership positions at large energy and utility companies enable him to contribute valuable business, operational and management expertise. Mr. Hughes’ service on the board of the Los Angeles Branch of the Federal Reserve Bank of San Francisco also imparts significant financial expertise. Mr. Hughes is an audit committee financial expert.

James E. Nevels

Director since: 2016

Age: 66

Committees: Compensation and Benefits Committee; Governance and Nominating Committee; Executive Committee

Other Current Public Directorships:

First Data Corporation; WestRock Company (Lead Independent Director), XL Group

Career Highlights and Qualifications: Mr. Nevels founded The Swarthmore Group, an investment advisory firm, in 1991 and has served as its Chairman since that time. He has more than 37 years of experience in the securities and investment industry and is a member of The Swarthmore Group’s Executive Committee. Mr. Nevels was appointed by the President of the United States to the Advisory Committee to the Pension Benefit Guaranty Corporation and served as Chairman from 2005 until 2007. In December 2001, Mr. Nevels was appointed by the Governor of Pennsylvania as Chairman of the Philadelphia School Reform Commission and served through September 2007 overseeing the turnaround of the Philadelphia School System, then the ninth largest school district in the United States. In addition, Mr. Nevels served as a member of the Board of The Federal Reserve Bank of Philadelphia from 2010 to 2015, and served as Chair of the Board from 2014 through 2015.

Other Current Affiliations: Mr. Nevels is currently a member of the Board of Trustees of the Pro Football Hall of Fame (Emeritus Status), a member of the Council of Foreign Relations, a member of the Board of Trustees of PGA Reach, and a member of the Board of Trustees of Trout Unlimited.

Previous Directorships: Mr. Nevels served as the Chairman of the Board of Directors of the Hershey Company from 2009 through 2015 and was its lead independent director from 2015 through 2017.

Attributes and Skills: Mr. Nevels’ background and experience as an investment advisor and director and chairman of large public companies gives us the benefit of his broad knowledge and perspective on the governance and leadership of publicly traded companies, as well as financial expertise that provides the Board with valuable insight.

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2018 PROXY STATEMENT

Item 1 Election of Directors (continued)

James W. Owens

Director since: 2016

Age: 72

Committees: Compensation and Benefits Committee (Chair); Governance and Nominating Committee

Other Current Public Directorships:

International Business Machines Corporation; Morgan Stanley

Career Highlights and Qualifications: Mr. Owens served as Chairman and Chief Executive Officer of Caterpillar Inc., a leading manufacturer of construction and mining equipment, diesel and natural gas engines and industrial gas turbines, from February 2004 through June 2010. He was Executive Chairman from June to October 2010, when he retired from the company.

Mr. Owens served as Vice Chairman of Caterpillar from December 2003 to February 2004 and as Group President from 1995 to 2003, responsible at various times for 13 of the company’s 25 divisions. Mr. Owens joined Caterpillar in 1972 as a corporate economist and was named chief economist of Caterpillar Overseas S.A. in Geneva, Switzerland in 1975. He held managerial positions in the Accounting and Product Source Planning Departments and then became managing director of P.T. Natra Raya, Caterpillar’s joint venture in Indonesia, until 1990, when he was elected a Corporate Vice President and named President of Solar Turbines Incorporated, a Caterpillar subsidiary in San Diego, California. In 1993, he was elected Vice President and Chief Financial Officer and served as Chairman and Chief Executive Officer of Caterpillar from 2004 until 2010. He was also former Chairman and Executive Committee member of the Business Council.

Other Current Affiliations: Mr. Owens is the former Chairman of the Board of Trustees of N.C. State University, and Chairman of the Executive Committee at the Peterson Institute for International Economics. He is also a member of the Council on Foreign Relations.

Previous Directorships: Mr. Owens was a director of Alcoa Inc. from 2005 to 2016 and was Chairman of Caterpillar Inc. from 2004 to 2010. He was also former Chairman and Executive Committee member of the Business Council.

Attributes and Skills: Mr. Owens’ previous leadership positions, including as Chief Executive Officer of a significant, complex global industrial company, bring to the Board proven business acumen, management experience and economics expertise. His background as former Chief Financial Officer of Caterpillar also provides a strong financial foundation.

Carol L. Roberts Director since: 2016 Age: 58 Committees: Audit Committee (Chair); Compensation and Benefits Committee; Executive Committee Other Current Public Directorships: VF Corporation

Career Highlights and Qualifications: Ms. Roberts was Senior Vice President and Chief Financial Officer of International Paper Company (IP), a global leader in packaging and paper with manufacturing operations in 24 countries, from 2011 until 2017 when she retired. Ms. Roberts has over 35 years of industrial manufacturing experience, having worked in multiple facilities and across various functions at IP. Before being named Chief Financial Officer in 2011, Ms. Roberts led IP’s largest business, the Industrial Packaging Group. While in that role, she led IP’s acquisition of Weyerhaeuser’s packaging business. Ms. Roberts had also served as IP’s Vice President of People Development for three years, during which she developed human resources programs that had a major impact on IP’s talent posture and employee engagement. Ms. Roberts served in a variety of operational and technical roles since beginning her career with IP in 1981 as an associate engineer at the company’s Mobile, Alabama mill.

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2018 PROXY STATEMENT

Item 1 Election of Directors (continued)

Previous Directorships: Ms. Roberts was a director of Alcoa Inc. from 2014 to 2016.

Other Current Affiliations: Ms. Roberts also serves on the Board of Trustees for the University of Memphis.

Attributes and Skills: Ms. Roberts’ career spans engineering, manufacturing, business management, human resources and finance, bringing a strong set of cross-functional experiences to the Board. Her role as Chief Financial Officer of IP has provided a strong foundation for valuable contributions to Board discussions relating to financial and strategic matters. Ms. Roberts is an audit committee financial expert.

Suzanne Sitherwood Director since: 2016 Age: 57 Committees: Audit Committee; Safety, Sustainability and Public Issues Committee Other Current Public Directorships: Spire Inc.

Career Highlights and Qualifications: Ms. Sitherwood has been the Chief Executive Officer of Spire Inc. (formerly The Laclede Group, Inc.) since February 2012 and has been its President and a member of its board since September 2011. She serves on Spire’s Strategy Committee.

Spire is the fifth largest, publicly-traded natural gas utility in the U.S., serving more than 1.7 million customers. Under her leadership, Spire acquired four natural gas utilities serving customers across Missouri, Alabama, and Mississippi and quadrupled its enterprise value. Prior to joining Spire, Ms. Sitherwood was President of three natural gas utilities at AGL Resources serving more than 1.6 million customers.

Other Current Affiliations: Ms. Sitherwood serves as deputy chair of the Federal Reserve Bank of St. Louis. She also sits on the boards of Civic Progress St. Louis, United Way of Greater St. Louis’ Executive Committee and Board, St. Louis Regional Chamber Executive Committee and Board of Directors and the American Gas Association.

Attributes and Skills: With more than 35 years of experience in the natural gas industry, serving in roles ranging from chief engineer to vice president gas operations and capacity planning, to the President and Chief Executive Officer of a public company owning five natural gas utilities, Ms. Sitherwood possesses significant leadership and management experience working in a regulatory environment while implementing strategic growth initiatives that she brings to our Board. Ms. Sitherwood is an audit committee financial expert.

Steven W. Williams

Director since: 2016

Age: 62

Committees: Compensation and Benefits Committee; Governance and Nominating Committee; Executive Committee

Other Current Public Directorships:

Suncor Energy Inc.

Career Highlights and Qualifications: Mr. Williams has served as President of Suncor Energy since December 2011 and Chief Executive Officer since May 2012. His career with Suncor Energy began in 2002 when he was appointed Executive Vice President, Corporate Development and Chief Financial Officer. He also served at Suncor Energy as Executive Vice President, Oil Sands, from 2003 to 2007 and as Chief Operating Officer, from 2007 to 2011. Mr. Williams has more than 40 years of international energy industry experience, including 18 years at Esso/Exxon.

Other Current Affiliations: Mr. Williams is a fellow of the Institution of Chemical Engineers, a member of the Institute of Directors, and is a member of the National Association of Corporate Directors. He is one of 12 founding chief executive officers of Canada’s Oil Sands Innovation Alliance (COSIA), a member of the advisory board of Canada’s Ecofiscal Commission and a member of the Board of the Business Council of Canada.

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2018 PROXY STATEMENT

Item 1 Election of Directors (continued)

Attributes and Skills: Mr. Williams has decades of experience in leadership positions at large, publicly-traded energy companies that he brings to our Board. His expertise in the energy sector, both on the operational and financial side, brings valuable insight and experience to the Board. Mr. Williams also has extensive experience with business leadership organizations and advising government organizations regarding businesses and the economy.

Ernesto Zedillo

Director since: 2016

Age: 66

Committees: Audit Committee; Safety, Sustainability and Public Issues Committee (Chair)

Other Current Public Directorships:

Citigroup Inc.; The Procter & Gamble Company

Career Highlights and Qualifications: Dr. Zedillo has been at Yale University since 2002, where he is the Frederick Iseman ’74 Director of the Yale Center for the Study of Globalization; Professor in the Field of International Economics and Politics; Professor of International and Area Studies; and Professor Adjunct of Forestry and Environmental Studies. He was a Distinguished Visiting Fellow at the London School of Economics in 2001.

Dr. Zedillo was President of Mexico from December 1994 to December 2000. He served in the Federal Government of Mexico as Undersecretary of the Budget (1987-1988); as Secretary of Economic Programming and the Budget and board member of various state-owned enterprises, including PEMEX, Mexico’s national oil company (1988-1992); and as Secretary of Education (1992-1993). Earlier, he was with the central bank of Mexico where he served as deputy manager of economic research and deputy director and was the founding General Director of the Trust Fund for the Coverage of Exchange Risks, a mechanism created to manage the rescheduling of the foreign debt of the country’s private sector that involved negotiations and complex financial operations with hundreds of firms and international banks.

Also in Mexico, he taught economics at the National Polytechnic Institute and El Colegio de Mexico.

Other Current Affiliations: Dr. Zedillo belongs to the international advisory board of BP. He is a senior advisor to the Credit Suisse Research Institute. His current service in non-profit institutions includes being Chair of the Natural Resource Governance Institute and Co-Chair of the Board of Inter-American Dialogue.

Previous Directorships: Dr. Zedillo was a director of Alcoa Inc. from 2002 to 2016, a director of Electronic Data Systems Corporation from 2007 to 2008, a director of the Union Pacific Corporation from 2001 to 2006, and a director of Promotora de Informaciones, S.A. from 2010 to 2017.

Attributes and Skills: From his broad experience in government and international politics and his prior service as President of Mexico, Dr. Zedillo brings international perspective and insight to matters such as governmental relations and public issues in the various countries in which Alcoa operates to our Board. Dr. Zedillo also has significant financial experience, having previously served on the audit committee of Union Pacific and as the Secretary of Economic Programming and the Budget for Mexico, as well as having held various positions at Banco de México, the central bank of Mexico. Dr. Zedillo is an audit committee financial expert.

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2018 PROXY STATEMENT

Item 1 Election of Directors (continued)

Nominating Board Candidates—Procedures and Director Qualifications

Stockholder Recommendations for Director Nominees

Any stockholder wishing to recommend a candidate for director should submit the recommendation in writing to our principal executive offices: Alcoa Corporation, Governance and Nominating Committee, c/o Corporate Secretary, 201 Isabella Street, Suite 500, Pittsburgh, Pennsylvania 15212-5858. The written submission should comply with all requirements set forth in the Company’s Certificate of Incorporation and Bylaws. The committee will consider all candidates recommended by stockholders who comply with the foregoing procedures and satisfy the minimum qualifications for director nominees and Board member attributes.

Advance Notice Director Nominations

Alcoa’s Bylaws provide that any stockholder entitled to vote at an annual stockholders’ meeting may nominate one or more director candidates for election at that Annual Meeting by following certain prescribed procedures. To be timely, the stockholder must provide to Alcoa’s Corporate Secretary written notice of the stockholder’s intent to make such a nomination or nominations not earlier than 120 days and not later than the close of business 90 days before the anniversary date of the immediately preceding Annual Meeting, except as otherwise provided in the Bylaws. If the number of directors is increased by the Board and there is no public announcement at least 100 days prior to the anniversary date of the immediately preceding Annual Meeting, a previously submitted timely notice will be considered timely with regard to nominees for the new positions on the Board if received before the close of business on the tenth day following public announcement of the increase of the size of the Board.

If a stockholder intends to nominate directors for a special meeting of the Board at which directors will be elected, to be timely, the stockholder must provide written notice to Alcoa’s Corporate Secretary not earlier than 120 days prior and not later than the close of business 90 days prior to the special meeting. If the first public announcement of the special meeting is less than 100 days prior to the special meeting, a notice will be timely if received within ten days of the public announcement of the special meeting.

A stockholder nominating a director for election must provide the information regarding that nominee in the format required by the Bylaws, and otherwise comply with all applicable requirements in the Bylaws. Any such notice must be sent to our principal executive offices: Alcoa Corporation, 201 Isabella Street, Suite 500, Pittsburgh, Pennsylvania 15212-5858, Attention: Corporate Secretary. For the 2019 Annual Meeting, such notice must be delivered to the Corporate Secretary no earlier than January 9, 2019 and no later than February 8, 2019.

Proxy Access Director Nominations

In addition to advance notice procedures, our Bylaws also include provisions permitting, subject to certain terms and conditions set forth therein, stockholders who have maintained continuous qualifying ownership of at least 3% of outstanding Alcoa Corporation common stock for at least three years to nominate a number of director candidates not to exceed the greater of two candidates or 20% of the number of directors then in office who will be included in our annual meeting proxy statement. Alcoa Corporation first became an independent, publicly-traded company on November 1, 2016 and, as a result, eligible stockholders will first be able to nominate a proxy access candidate for the Company’s 2020 annual meeting of stockholders. Once available, eligible stockholders who wish to nominate a proxy access candidate must follow the procedures described in our Bylaws. Proxy access candidates and the stockholder nominators meeting the qualifications and requirements set forth in our Bylaws will be included in the Company’s proxy statement and ballot. To be timely, an eligible stockholder’s proxy access notice must be delivered to our principal executive offices, Alcoa Corporation, 201 Isabella Street, Suite 500, Pittsburgh, Pennsylvania 15212-5858, Attention: Corporate Secretary, no earlier than 150 days and no later than 120 days before the one-year anniversary of the date that we commenced mailing of our definitive proxy statement (as stated in such proxy statement) for the immediately preceding annual meeting, except as otherwise provided in the Bylaws.

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2018 PROXY STATEMENT

Item 1 Election of Directors (continued)

Minimum Qualifications for Director Nominees and Board Member Attributes

The Governance and Nominating Committee is charged with determining the criteria, objectives and procedures for selecting members of the Board. The Board membership criteria are set forth in the Company’s Corporate Governance Guidelines, and the committee will consider such criteria in the context of the existing composition and needs of the Board and its committees.

Alcoa has adopted the following criteria for identification, evaluation and selection of directors:

✓	Directors must have demonstrated the highest ethical behavior and must be committed to the Company’s values.
✓	Directors must be committed to seeking and balancing the legitimate long-term interests of all of the Company’s stakeholders, including its stockholders, customers, employees and the communities where the Company has an impact. Directors must not be primarily beholden to any special interest group or constituency.
✓	It is the objective of the Board that all non-management directors be independent. In addition, no director should have, or appear to have, a conflict of interest that would impair that director’s ability to make decisions consistently in a fair and balanced manner.
✓	Directors must be independent in thought and judgment. They must each have the ability to speak out on difficult subjects; to ask tough questions and demand accurate, honest answers; to constructively challenge management; and at the same time, act as an effective member of the team, engendering by his or her attitude an atmosphere of collegiality and trust.
✓	Each director must have demonstrated excellence in his or her area and must be able to deal effectively with crises and to provide advice and counsel to the Chief Executive Officer and other members of executive management of the Company.
✓	Directors should have proven business acumen, serving or having served as a Chief Executive Officer, Chief Operating Officer or Chief Financial Officer of a significant, complex organization, or other senior leadership role in a significant, complex organization; or serving or having served in a significant policy-making or leadership position in a well-respected, nationally or internationally recognized educational institution, not-for-profit organization or governmental entity; or having achieved a widely recognized position of leadership in the director’s field of endeavor, which adds substantial value to the oversight of material issues related to the Company’s business.
✓	Directors must be committed to understanding the Company and its industry; to regularly preparing for, attending and actively participating in meetings of the Board and its committees; and to ensuring that existing and future individual commitments will not materially interfere with the director’s obligations to the Company. The number of other board memberships in light of the demands of a director nominee’s principal occupation, should be considered, as well as travel demands for meeting attendance.
✓	Directors must understand the legal responsibilities of board service and fiduciary obligations. All members of the Board should be financially literate and have a sound understanding of business strategy, business environment, corporate governance and board operations. At least one member of the Board must satisfy the requirements of an “audit committee financial expert.”
✓	Directors must be self-confident and willing and able to assume leadership and collaborative roles as needed. They need to demonstrate maturity, valuing board and team performance over individual performance and respect for others and their views.
✓	New director nominees should be able to, and be committed to, serve as a member of the Board for an extended period of time.
✓	While diversity and a variety of experiences and viewpoints represented on the Board should always be considered, a director nominee should not be chosen nor excluded solely or largely because of race, color, gender, national origin or sexual orientation or identity. In selecting a director nominee, the Governance and Nominating Committee will focus on any special skills, expertise or background that would complement the existing Board, recognizing that the Company’s businesses and operations are diverse and global in nature.
✓	Directors should have reputations, both personal and professional, consistent with the Company’s image and reputation.

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2018 PROXY STATEMENT

Item 1 Election of Directors (continued)

Process of Evaluation of Director Candidates

The Governance and Nominating Committee will make a preliminary review of a prospective candidate’s background, career experience and qualifications based on available information. If a consensus is reached by the committee that a particular candidate would likely contribute positively to the Board’s mix of skills and experiences, and a Board vacancy exists or is likely to occur, the committee will conduct interviews with the candidate and may invite other Board members or senior Alcoa executives to interview the candidate to assess the candidate’s overall qualifications. The committee will consider the candidate against the criteria it has adopted in the context of the Board’s then current composition and the needs of the Board and its committees, and make a recommendation to the Board as to whether the candidate should be nominated for election. This procedure is the same for all candidates, including director candidates identified by stockholders.

Non-Employee Director Compensation Program

Our non-employee director compensation program is designed to attract and retain outstanding director candidates who have the requisite experience and background as set forth in our Corporate Governance Guidelines, as well as to recognize the substantial time and effort necessary to exercise oversight of a complex global organization like Alcoa and fulfill the other responsibilities required of our directors. Non-employee directors receive a mix of cash and equity-based compensation totaling $240,000 per year (plus committee service fees, if applicable) for service on the Board. In addition, Mr. Morris receives a non-executive Chairman fee in the amount of $150,000, which amount was recommended to the Board by the Governance and Nominating Committee based on a comparative market analysis prepared by Pay Governance LLC (“Pay Governance”), the independent compensation consultant selected by the Compensation and Benefits Committee. Mr. Harvey, our sole employee director, does not receive additional compensation for his Board service.

Consistent with its charter, the Governance and Nominating Committee will review director compensation periodically and recommend changes to the Board as it deems appropriate.

Director Fees

The table below sets forth the components of compensation for our non-employee directors approved by the Board with respect to 2017:

Annual Compensation Element	Amount
Cash Retainer for Non-Employee Directors	$120,000
Equity Award for Non-Employee Directors	$120,000	(1)
Annual Cash Fees(2)
Non-Executive Chairman Fee	$150,000
Audit Committee Chair Fee (includes Audit Committee Member Fee)	$27,500
Audit Committee Member Fee	$11,000
Compensation and Benefits Committee Chair Fee	$20,000
Other Committee Chair Fee	$16,500

Stock Ownership Requirement	$750,000
(1)	The annual equity award is granted in the form of restricted share units for continuing directors following the annual meeting, and generally with one-year cliff vesting, in accordance with the Alcoa Corporation Non-Employee Director Compensation Policy. Vested restricted share units will be settled in a lump sum or installments following termination of service on the Board, in accordance with the elections made by non-employee directors.

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2018 PROXY STATEMENT

Item 1 Election of Directors (continued)

(2)	Each non-employee director may elect to defer all or part of his or her cash compensation pursuant to the Alcoa Corporation Directors’ Deferred Fee Plan (“Deferred Fee Plan”). Directors may elect to defer their cash compensation into various investment options or into restricted share units that are fully vested at grant. Deferred cash amounts are paid in cash either in a lump sum or installments following termination of service on the Board in accordance with the elections made by non-employee directors. Cash fees that are deferred into restricted share units will be settled in a lump sum or installments following termination of service on the Board, in accordance with the elections made by non-employee directors.

2017 Director Compensation

The following table sets forth the total compensation of the Company’s non-employee directors for the year ended December 31, 2017.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Total ($)
Michael G. Morris	$270,000	$120,007	$390,007
Mary Anne Citrino	$120,000	$120,007	$240,007
Timothy P. Flynn	$126,417	$120,007	$246,424
Kathryn S. Fuller	$136,500	$120,007	$256,507
James A. Hughes	$131,000	$120,007	$251,007
James E. Nevels	$120,000	$120,007	$240,007
James W. Owens	$140,000	$120,007	$260,007
Carol L. Roberts	$147,500	$120,007	$267,507
Suzanne Sitherwood	$131,000	$120,007	$251,007
Steven W. Williams	$120,000	$120,007	$240,007
Ernesto Zedillo	$147,500	$120,007	$267,507
(1)	This column reflects the cash fees earned by directors for Board and committee service to Alcoa from January 1, 2017 through December 31, 2017, whether or not such fees were deferred. Three of our directors deferred their cash fees, or a portion thereof, into restricted share units in the following amounts: Mr. Flynn, $126,348; Mr. Williams, $119,951; and Dr. Zedillo, $73,682.
(2)	This column reflects the aggregate grant date fair value, determined in accordance with the Financial Accounting Standard Board’s Accounting Standards Codification 718, Compensation—Stock Compensation (“ASC Topic 718”), of the restricted share unit awards granted by Alcoa on May 12, 2017. A discussion of the relevant assumptions is set forth in Note M to the consolidated financial statements set forth in the 2017 Annual Report. As of December 31, 2017, each of our directors held 3,775 unvested restricted share units.

Stock Ownership Guideline for Non-Employee Directors

To further align the interests of directors with the long-term interests of our stockholders, non-employee directors are required to own, until retirement from the Alcoa Board, at least $750,000 of our common stock, including restricted share units. Cash-settled deferred share equivalent units relating to Alcoa common stock (acquired at Separation due to certain directors’ service on the board of our former parent company pursuant to the Deferred Fee Plan) are counted for purposes of meeting the stock ownership requirement. Therefore, whether directors hold shares of Alcoa common stock, restricted share units, or deferred share units, they have the same economic interest in the performance of the Company, which further aligns the directors’ interests with those of our stockholders.

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2018 PROXY STATEMENT

Item 1 Election of Directors (continued)

The following table shows the value of each non-employee director’s holdings in Alcoa common stock, restricted share units, and deferred share units as of March 1, 2018, based on the closing price per share of our common stock on the NYSE on that date.

Non-Employee Directors	Value of Alcoa Stock, Restricted Share Units and Deferred Share Units
Mary Anne Citrino	$263,795
Timothy P. Flynn	$404,680
Kathryn S. Fuller	$1,389,730
James A. Hughes	$263,795
Michael G. Morris	$2,422,375
James E. Nevels	$265,282
James W. Owens	$1,849,670
Carol L. Roberts	$875,440
Suzanne Sitherwood	$263,795
Steven W. Williams	$396,525
Ernesto Zedillo	$2,226,320

Prohibitions against Short Sales, Hedging, Margin Accounts and Pledging

Company policy prohibits directors and executive officers from pledging, holding in margin accounts, or engaging in short sales or hedging transactions with respect to any of their Company stock, which continues to align the interests of our directors and executive officers with those of our stockholders.

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2018 PROXY STATEMENT

Corporate Governance

The Board has adopted a number of policies to support our values and good corporate governance, which we believe are important to the success of our business and in advancing stockholder interests.

Corporate Governance Highlights

The following governance documents are available on our website, www.alcoa.com, under “Investors—Corporate Governance—Governance Documents.”

•	Certificate of Incorporation and Bylaws
•	Committee Charters
•	Corporate Governance Guidelines, including Director Independence Standards
•	Business Conduct Policies
•	Code of Ethics for our Chief Executive Officer, Chief Financial Officer and Other Financial Professionals

Paper copies of the above documents can be obtained by writing to the Alcoa Corporation, Attention: Corporate Secretary, 201 Isabella Street, Suite 500, Pittsburgh, Pennsylvania 15212-5858.

Presented below are some highlights of Alcoa’s corporate governance program. You can find details about these and other corporate governance policies and practices within this Proxy Statement.

Board Independence	• 11 of our 12 directors are independent as defined by the listing standards of the NYSE and the Company’s Director Independence Standards. • Our President and CEO is the only management director.

Board Composition

•   Currently, the Board has fixed the number of directors at 12.

•   We annually assess the composition of our Board and under our Bylaws can adjust the number of directors according to our needs.

•   As shown under “Director Qualifications, Skills and Attributes,” our Board has a diverse mix of skills, experience, and backgrounds.

Accountability to Stockholders

•   Majority Voting in the Election of Directors/Resignation Policy. Our Bylaws provide for majority voting in uncontested elections of directors and that any incumbent nominee for director who is not elected must promptly tender his or her resignation to the Board for its consideration, in accordance with the Bylaws.

•   Special Meetings. Stockholders are permitted to call special meetings in accordance with the Company’s Certificate of Incorporation and Bylaws.

•   Engagement with Stockholders. Stockholders may contact our Board or management by email or regular mail.

Board Committees

•   Five standing Board committees. Audit; Compensation and Benefits; Governance and Nominating; Safety, Sustainability and Public Issues; and Executive.

•   Independent Committee Members. All of the Board committees, except the Executive Committee, are composed entirely of independent directors.

•   Charters. Each Board committee has a written charter that is reviewed and re-assessed annually. Each Board committee charter is posted on our website.

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Corporate Governance (continued)

Board Participation

•   Limits on Public Company Audit Committee Memberships. Directors who serve on our Audit Committee should not serve on more than two other public companies’ audit committees.

•   Limits on CEO Public Board Memberships. Directors who serve as chief executive officers of public companies should not serve on more than two outside public company boards (in addition to the company’s board for which he or she is the chief executive officer).

•   Other Directors. Directors who are not public company chief executive officers should not serve on more than four outside public company boards in addition to the Alcoa Board.

•   Attendance. Directors’ attendance at annual meetings of stockholders is expected.

Prohibition Against Short Sales, Hedging, Margin Accounts and Pledging

•   Directors and officers are prohibited from (1) executing short sales of Alcoa securities and derivative or speculative transactions in Alcoa securities; (2) using financial instruments (including prepaid variable forward contracts, equity swaps, collars and exchange funds) that are designed to hedge or offset any decrease in the market value of Alcoa securities; and (3) holding Alcoa securities in margin accounts or pledging Alcoa securities as collateral.

Proxy Access

•   Our Bylaws include provisions permitting, subject to certain terms and conditions, stockholders who have maintained continuous qualifying ownership of at least 3% of outstanding Alcoa Corporation common stock for at least three years to use our annual meeting proxy statement to nominate a number of director candidates not to exceed the greater of two candidates or 20% of the number of directors then in office as described under “Nominating Board Candidates—Procedures and Director Qualifications.”

Commitment toward Sustainability

•   Alcoa is committed to operating sustainably in the communities in which we do business.

•   We published our first sustainability report as Alcoa Corporation in 2017, which is available on our website, and will be publishing our second in May 2018.

Risk Oversight

•   Our full Board is responsible for risk oversight, and has designated committees to have particular oversight of certain key risks. Our Board oversees management as it fulfills its responsibilities for the assessment and mitigation of risks and for taking appropriate risks.

Board Oversight of Political Activities	• The Safety, Sustainability and Public Issues Committee oversees the Company’s policies and practices relating to its political activities.

Succession Planning	• The Board actively monitors our management succession and development plans and receives regular updates on employee engagement, diversity, and retention matters.

Board and Committee Self- Evaluation	• We have an annual self-evaluation process for the Board and each standing Committee of the Board.

Stock Ownership Guidelines

•   We have robust stock ownership guidelines.

•   The CEO and each of the other named executive officers must retain equity equal in value to 6 times and 2 to 3 times their base salaries, respectively.

•   Non-employee directors must retain equity in value of at least $750,000.

Executive Sessions	• Our non-employee directors meet in regularly-scheduled executive sessions without management participation. • Mr. Morris, our non-executive Chairman, presides during the Board’s executive sessions.

Ethics Program

•   Alcoa has a robust ethics and compliance program, which includes regular employee training.

•   Our Business Conduct Policies and Code of Ethics applicable to the CEO, CFO and Financial Professionals, as well as other policies, are available on our website.

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2018 PROXY STATEMENT

Corporate Governance (continued)

Corporate Governance Guidelines

The Board has adopted Corporate Governance Guidelines, which are designed to assist the Board in the exercise of its duties and responsibilities to the Company. They reflect the Board’s commitment to monitor the effectiveness of decision-making at the Board and management level with a view to achieving Alcoa’s strategic objectives. They are subject to modification by the Board at any time.

Business Conduct Policies and Code of Ethics

The Company’s Business Conduct Policies apply equally to the directors and to all officers and employees of the Company, as well as those of our controlled subsidiaries, affiliates and joint ventures. The Company also has a Code of Ethics applicable to the Chief Executive Officer, Chief Financial Officer and other Financial Professionals, including the principal accounting officer. We conduct annual surveys regarding compliance with the policies.

Only the Audit Committee can amend or grant waivers from the provisions of the Business Conduct Policies and Company’s Code of Ethics, and any such amendments or waivers applicable to directors and executive officers will be posted promptly on our website, www.alcoa.com. No waivers have been granted.

Board Information

Director Independence

Providing objective, independent judgment is at the core of the Board’s oversight function. Under the Company’s Director Independence Standards, which conform to the corporate governance listing standards of the NYSE, a director is not considered “independent” unless the Board affirmatively determines that the director has no material relationship with the Company or any subsidiary in the consolidated group. The Director Independence Standards include a list of all categories of material relationships affecting the determination of a director’s independence. Any relationship that falls below a threshold set forth in the Director Independence Standards, or is not otherwise listed in the Director Independence Standards or the NYSE listing standards, and is not required to be disclosed under Item 404(a) of SEC Regulation S-K, is deemed to be an immaterial relationship.

The Board has affirmatively determined that all the directors are independent except Mr. Harvey, who is employed by the Company (and therefore does not meet the independence standards set forth in the NYSE listing standards and Director Independence Standards). In the course of making its determination regarding independence, the Board did not find any material relationships that would impact a director’s independence, other than Mr. Harvey’s employment.

Board Leadership Structure

The Company’s current Board leadership structure provides for a non-executive Chairman of the Board who is appointed by the independent directors of the Board. The Board believes this current structure of separating the roles of Chairman and Chief Executive Officer allows for better alignment of corporate governance with the interests of stockholders. The Board also believes that this structure allows our Chief Executive Officer to focus on operating and managing the Company and the Chairman to provide guidance and oversight. While the Board believes that this structure currently is in the best interests of Alcoa and its stockholders, it does not have a policy with respect to separating these two roles and could adjust the structure in the future as it deems appropriate.

Our Corporate Governance Guidelines provide that the non-executive Chairman will: call and chair all meetings of the Board, including executive sessions of the independent directors; chair the annual stockholders meeting, ensure that he or she is available for consultation and direct communication with major stockholders or joint venture partners, as appropriate; oversee Board governance, including approval of meeting agendas and meeting schedules to assure that all agenda items are adequately addressed; ensure personal availability for consultation and communication with independent directors; call special meetings of the independent directors, as the Chairman may deem appropriate; and provide guidance and communication to the Chief Executive Officer in matters of strategic importance.

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2018 PROXY STATEMENT

Corporate Governance (continued)

Board Meetings and Attendance

The Board met eight times in 2017. In 2017, director attendance at meetings of the Board and committees on which they served averaged 96% (and no director attended less than 75% of the meetings of the Board or the committees on which he or she served during the period of service for such committee). Under Alcoa’s Corporate Governance Guidelines, all directors are expected to attend the annual meeting of stockholders, and all directors attended the 2017 Annual Meeting.

The following table sets forth the Board committees and the current members of each of the committees:

	Audit	Compensation and Benefits	Governance and Nominating	Safety, Sustainability and Public Issues	Executive

Mary Anne Citrino*			✓	✓

Timothy P. Flynn*		✓		✓

Kathryn S. Fuller*		✓	Chair		✓

Roy C. Harvey(1)					✓

James A. Hughes*	✓			✓

Michael G. Morris*(1)					Chair

James E. Nevels*		✓	✓		✓

James W. Owens*		Chair	✓

Carol L. Roberts*	Chair	✓			✓

Suzanne Sitherwood*	✓			✓

Steven W. Williams*		✓	✓		✓

Ernesto Zedillo*	✓			Chair

2017 Meetings	8	7	5	5	0
*	Independent Director
(1)	As a management director, Mr. Harvey attends each committee meeting, except to the extent the Board or committee requests to meet without him present or the Board or committee is meeting in executive session. As non-executive Chairman of the Board, Mr. Morris attends each Board and committee meeting.

Board and Committee Self-Evaluation Process

The Governance and Nominating Committee has developed an annual process to assess the performance and effectiveness of the full Board, the operations of its committees, and the contributions of directors. The Governance and Nominating Committee oversees the evaluation process. The evaluation process is designed to solicit robust feedback regarding the Board and individual directors. It consists of one-on-one interviews conducted by the Chairman of the Board with individual directors regarding the function of the Board and each committee, and one-on-one interviews conducted by the Chair of the Governance and Nominating Committee regarding the performance of the Chairman. The Governance and Nominating Committee will also consider individual director performance when evaluating directors for possible re-nomination to the Board.

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2018 PROXY STATEMENT

Corporate Governance (continued)

Committees of the Board

There are five standing committees of the Board. The Board has adopted written charters for each committee, which are available on our website at www.alcoa.com under “Investors—Corporate Governance—Governance Documents.”

Each of the Audit, Compensation and Benefits, Governance and Nominating, and Safety, Sustainability and Public Issues Committees consists solely of directors who have been determined by the Board to be independent in accordance with SEC regulations, NYSE listing standards and the Company’s Director Independence Standards (including the heightened independence standards and considerations for members of the Audit and Compensation and Benefits Committees).

COMMITTEE	RESPONSIBILITIES

Audit Committee

•   Oversees the integrity of the financial statements and internal controls, including review of the scope and the results of the audits of the internal and independent auditors.

•   Appoints the independent auditors and evaluates their independence and performance.

•   Reviews the organization, performance and adequacy of the internal audit function.

•   Pre-approves all audit, audit-related, tax and other services to be provided by the independent auditors.

•   Oversees the Company’s compliance with legal, ethical and regulatory requirements.

•   Approves the audit committee report for inclusion in the Proxy Statement.

•   Discusses with management and the auditors the Company’s policies with respect to risk assessment and risk management, including major financial risk exposures and cybersecurity.

Each member of the Audit Committee is financially literate, and the Board has determined that each of Mses. Roberts and Sitherwood and Messrs. Hughes and Zedillo qualifies as an “audit committee financial expert” under applicable SEC rules.

Compensation and Benefits Committee

•   Establishes the Chief Executive Officer’s compensation based upon an evaluation of performance in light of approved goals and objectives.

•   Reviews and approves the compensation of the Company’s other officers.

•   Oversees the implementation and administration of the Company’s compensation and benefits plans, including pension, savings, incentive compensation and equity-based plans.

•   Reviews and approves general compensation and benefit policies.

•   Reviews and advises the Board with respect to clawback policies.

•   Approves the Compensation Discussion and Analysis and the compensation committee report for inclusion in the Proxy Statement.

•   Has the sole authority to retain and terminate a compensation consultant, as well as to approve the consultant’s fees and other terms of engagement (see “Compensation Consultants”)

The Compensation and Benefits Committee may form, and delegate its authority to, subcommittees and management, when appropriate, including to a management employee benefits committee that administers certain broad-based employee benefit plans and to the Chief Executive Officer to determine and approve annual incentive and long-term incentive awards for officer employees of the Company as prescribed by the Compensation and Benefits Committee. Officers do not determine the amount or form of executive or director compensation although the Chief Executive Officer provides recommendations to the Compensation and Benefits Committee regarding compensation changes and incentive compensation for the other officers. For more information on the responsibilities and activities of the committee, including its processes for determining executive compensation, see the “Compensation Discussion and Analysis” section.

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Corporate Governance (continued)

COMMITTEE	RESPONSIBILITIES

Governance and Nominating Committee

•   Identifies individuals qualified to become Board members and recommends them to the full Board for consideration, including evaluating all potential candidates, whether initially recommended by management, other Board members or stockholders.

•   Makes recommendations to the Board regarding Board committee assignments.

•   Developed and annually reviews the Company’s Corporate Governance Guidelines, and oversees other corporate governance matters.

•   Reviews related person transactions in accordance with the Company’s policy on such transactions.

•   Oversees an annual performance evaluation of the Board and its committees.

•   Periodically reviews and makes recommendations to the Board regarding director compensation.

Safety, Sustainability and Public Issues Committee

•   Provides guidance on matters relating to the Company’s corporate and social responsibility, including safety and health, public policy developments, good corporate citizenship, environmental sustainability, and social issues.

•   Oversees Alcoa’s initiatives, policies and practices to ensure alignment with its values.

•   Considers, and brings to the attention of the Board, as appropriate, current and emerging safety and health, environmental and sustainability, social, and political trends and major global legislative and regulatory developments or other government relations, trade or public policy issues.

•   Advises on significant stakeholder concerns relating to safety, the environment, sustainability, corporate and social responsibility, and other public issues.

•   Oversees Alcoa’s policies and practices relating to its political activities, diversity and inclusion, and charitable contributions.

•   Considers developments affecting the Company’s corporate reputation and provides guidance regarding the protection of the Company’s reputation.

In 2017, the name of this committee was changed from the “Public Issues Committee” to the “Safety, Sustainability and Public Issues Committee” to emphasize the importance of safety at all levels of the Company and highlight the specific responsibilities of this committee in regard to safety oversight. All Board members are invited to the meetings of the Safety, Sustainability and Public Issues Committee.

Executive Committee	• Has the authority to act on behalf of the Board, including during the intervals between regularly scheduled Board meetings when Board action is needed.

The Board’s Role in Risk Oversight

The Board is actively engaged in overseeing and reviewing the Company’s strategic direction and objectives, taking into account (among other considerations) Alcoa’s risk profile and exposures. It is management’s responsibility to manage risk and bring to the Board’s attention the most material risks to the Company. The Board has oversight responsibility for the processes established to report and monitor systems for material risks applicable to the Company. The Board annually reviews Alcoa’s enterprise risk management process and receives regular updates on risk exposures.

The Board, as a whole, has responsibility for risk oversight, including succession planning relating to the Chief Executive Officer and risks relating to the competitive landscape, strategy, business conditions and capital requirements. The committees of the Board also oversee Alcoa’s risk profile and exposures relating to matters within the scope of their authority. The Board regularly receives detailed reports from the committees regarding risk oversight in their areas of responsibility.

The Audit Committee discusses the Company’s risk profile, risk management, and exposure (and Alcoa’s policies relating to the same) with management, the internal auditors, and the independent auditors. Such discussions include the Company’s major financial risk exposures and the steps management has taken to monitor and control these exposures. The Audit Committee also is charged with oversight of Alcoa’s risks relating to cybersecurity, including review of the state of the Company’s cybersecurity, emerging cybersecurity developments and threats, and the Company’s strategy to mitigate cybersecurity risks.

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2018 PROXY STATEMENT

Corporate Governance (continued)

The Compensation and Benefits Committee considers risks related to the attraction and retention of talent, the design of compensation programs and incentive arrangements, and the investment management of the Company’s principal retirement and savings plans. The Compensation and Benefits Committee periodically reviews Alcoa’s incentive structure to avoid encouraging material risk taking through financial incentives. Based on these determinations, the Company believes that it is not reasonably likely that Alcoa’s compensation and benefit plans incentivize undue risk or create risks that are reasonably likely to have a material adverse effect on us. See “Compensation Discussion and Analysis—Executive Compensation Policies and Practices—What We Do—Maintain a Conservative Compensation Risk Profile”.

The Governance and Nominating Committee considers risks related to corporate governance, and oversees succession planning for the Board and the appropriate assignment of directors to the Board committees for risk oversight and other areas of responsibilities.

The Safety, Sustainability and Public Issues Committee considers risks related to the Company’s reputation, and risks relating to safety and health, public policy, environmental sustainability, and social issues.

The Company believes that the Board leadership structure supports its role in risk oversight. There is open communication between management and directors, and all directors are actively involved in the risk oversight function.

Communications with Directors

The Board welcomes input and suggestions. Stockholders and other interested parties wishing to contact the Chairman or the non-management directors as a group may do so by sending a written communication to the attention of the Chairman c/o Alcoa Corporation, 201 Isabella Street, Suite 500, Pittsburgh, Pennsylvania 15212-5858.

To communicate issues or complaints regarding questionable accounting, internal accounting controls or auditing matters, send a written communication to the Audit Committee c/o Alcoa Corporation, 201 Isabella Street, Suite 500, Pittsburgh, Pennsylvania 15212-5858. Alternatively, you may place an anonymous, confidential, toll free call in the United States to Alcoa’s Integrity Line at 1-800-346-7319. You may also make reports by web, email or standard mail. For a listing of web, email and mailing addresses, and of Integrity Line telephone numbers outside the United States, go to www.alcoa.com “—Who We Are—Ethics and Compliance—Integrity Line.” See also www.alcoa.com “—Investors—Corporate Governance—Contact Directors.”

Communications addressed to the Board or to a Board member are distributed to the Board or to any individual director or directors, as appropriate, depending upon the facts and circumstances outlined in the communication. On behalf of the Board, the Corporate Secretary’s Office will submit to the Board all communications received, excluding only those items that are not related to Board duties and responsibilities, such as junk mail and mass mailings; product complaints and product inquiries; new product or technology suggestions; job inquiries and resumes; advertisements or solicitations; and surveys.

Related Person Transactions

Review, Approval and Ratification of Transactions with Related Persons

The Company has a written Related Person Transaction Approval Policy regarding the review, approval and ratification of transactions between the Company and related persons. The policy applies to any transaction in which Alcoa or a subsidiary is a participant, where the amount involved exceeds $120,000 and a related person has a direct or indirect material interest. A related person means any director or executive officer of the Company, any nominee for director, any stockholder known to the Company to be the beneficial owner of more than 5% of any class of the Company’s voting securities, and any immediate family member of any such persons.

Under this policy, reviews are conducted by management to determine which transactions or relationships should be referred to the Governance and Nominating Committee for consideration. The Governance and Nominating Committee then reviews the material facts and circumstances regarding a transaction and determines whether to approve, ratify, revise or reject a related person transaction, or to refer it to the full Board or another committee of the Board for consideration. The Related Person Transaction Approval Policy operates in conjunction with other aspects of the Company’s compliance

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2018 PROXY STATEMENT

Corporate Governance (continued)

program, including its Business Conduct Policies which require that all directors, officers and employees have a duty to be free from the influence of any conflict of interest when they represent Alcoa in negotiations or make recommendations with respect to dealings with third parties, or otherwise carry out their duties with respect to the Company.

The Board has considered the following types of potential related person transactions and pre-approved them under the Related Person Transaction Approval Policy as not presenting material conflicts of interest:

(i)	employment of executive officers (except employment of an executive officer that is an immediate family member of another executive officer, director, or nominee for director) as long as the Compensation and Benefits Committee has approved the executive officer’s compensation;
(ii)	director compensation that the Board has approved;
(iii)	any transaction with another entity in which the aggregate amount involved does not exceed the greater of $1,000,000 or 2% of the other entity’s total annual revenues, if a related person’s interest arises only from:
(a)	such person’s position as an employee or executive officer of the other entity; or
(b)	such person’s position as a director of the other entity; or
(c)	the ownership by such person, together with his or her immediate family members, of less than a 10% equity interest, in the aggregate, in the other entity (other than a partnership); or
(d)	both such position as a director and ownership as described in (b) and (c) above; or
(e)	such person’s position as a limited partner in a partnership in which the person, together with his or her immediate family members, have an interest of less than 10%;
(iv)	charitable contributions in which a related person’s only relationship is as an employee (other than an executive officer), or a director or trustee, if the aggregate amount involved does not exceed the greater of $250,000 or 2% of the charitable organization’s total annual receipts;
(v)	transactions, such as the receipt of dividends, in which all stockholders receive proportional benefits;
(vi)	transactions involving competitive bids;
(vii)	transactions involving the rendering of services as a common or contract carrier, or public utility, at rates or charges fixed in conformity with law or governmental authority; and
(viii)	transactions with a related person involving services from a bank depositary of funds, transfer agent, registrar, trustee under a trust indenture, or similar services.

Transactions with Related Persons in 2017

Please see page 80 of this Proxy Statement for a description of related person transactions in 2017.

Compensation Matters

Compensation Committee Interlocks and Insider Participation

No member of the Compensation and Benefits Committee has served as one of our officers or employees at any time. None of our executive officers serves as a member of the compensation committee of any other company that has an executive officer serving as a member of our Board. None of our executive officers serves as a member of the board of directors of any other company that has an executive officer serving as a member of our Compensation and Benefits Committee.

Compensation Consultant

The Compensation and Benefits Committee directly retained an independent consultant, Pay Governance. Pay Governance provided advice during 2017 as requested by the Compensation and Benefits Committee on the amount and form of certain executive compensation components, including, among other items, advising on executive compensation best practices, insights concerning SEC and say-on-pay developments, and an analysis and review of the compensation plans for executives. See “Compensation Discussion and Analysis—Executive Compensation Policies and Practices—What We Do—The Compensation Committee Retains, an Independent Compensation Consultant”. The Compensation and

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2018 PROXY STATEMENT

Corporate Governance (continued)

Benefits Committee performed its annual assessment of the consultant’s independence and found no conflict of interest. In its assessment, the committee considered, among other matters: that Pay Governance provides no other services to the Company; the amount of fees received from the Company by Pay Governance as a percentage of Pay Governance’s total revenue; the policies and procedures that Pay Governance has in place to prevent conflicts of interest; any business or personal relationships between the consultant(s) at Pay Governance performing consulting services and any committee members or any executive officer; and any ownership of Company stock by the consultant(s). Additionally, the Company utilized broad-based comparative compensation survey data from Willis Towers Watson, which survey data was not customized for the Company, in order to assist the Company with its general understanding as to whether its compensation programs were competitive with the market.

Recovery of Incentive Compensation

The Alcoa Corporation 2016 Stock Incentive Plan, as amended and restated (the “2016 Stock Incentive Plan”) and the Annual Cash Incentive Compensation Plan (the “Annual Incentive Plan”) each provide that if the Board learns of (i) any violation of the Company’s Business Conduct Policies, code of ethics, or similar codes and/or policies that results in significant financial or reputational harm to the Company, as determined in the Board’s sole discretion, then the Board will, to the extent permitted by law, effect the full or partial cancellation or recovery of awards previously granted to a former or current executive officer (in the case of the 2016 Stock Incentive Plan, as proposed to be amended at this Annual Meeting) or (ii) any misconduct by a current or former executive officer that contributed to the Company having to restate all or a portion of its financial statements, then the Board will, to the full extent permitted by governing law, in all appropriate cases, effect the cancellation and recovery of any incentive compensation previously granted to such executive officer if: (A) the amount of the incentive compensation was calculated based upon the achievement of certain financial results that were subsequently the subject of a restatement, (B) the executive engaged in intentional misconduct that caused or partially caused the need for the restatement, and (C) the amount of the incentive compensation had the financial results been properly reported would have been lower than the amount actually awarded. Furthermore, all incentive compensation (including incentive compensation that has already vested) is subject to the terms and conditions, if applicable, of any other recoupment policy adopted by the Company from time to time or any recoupment requirement imposed under applicable laws, rules, regulations or stock exchange listing standards, including, without limitation, recoupment requirements imposed pursuant to Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, Section 304 of the Sarbanes-Oxley Act of 2002, or any regulations promulgated thereunder, or recoupment requirements under the laws of any other jurisdiction.

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2018 PROXY STATEMENT

Beneficial Ownership

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company’s directors and executive officers, and persons who beneficially own more than ten percent of a registered class of the Company’s equity securities, to file initial reports of ownership and reports of changes in ownership of the Company’s common stock and other equity securities with the SEC within specified periods. Due to the complexity of the reporting rules, the Company undertakes to file such reports on behalf of its directors and executive officers and has instituted procedures to assist them with these obligations. Based solely on a review of filings with the SEC and written representations from the Company’s directors and executive officers, the Company believes that in 2017 all of its directors and executive officers filed the required reports on a timely basis with respect to Alcoa’s equity securities under Section 16(a).

Stock Ownership of Certain Beneficial Owners

The following table sets forth the number and percentage of shares of our common stock beneficially owned as of December 31, 2017 as reported by such stockholders to the SEC and who may be considered a beneficial owner of more than 5% of the outstanding shares of our common stock as of March 1, 2018.

Name and Address of Beneficial Owner	Title of Class	Amount and Nature of Beneficial Ownership (#)		Percent of Class(1)
The Vanguard Group 100 Vanguard Boulevard Malvern, PA 19355	Common Stock	16,277,111	(2)	8.7%
Capital World Investors 333 South Hope Street Los Angeles, CA 90071	Common Stock	11,798,741	(3)	6.3%
1.	Percentages are based on 186,180,694 shares of Company common stock outstanding as of March 1, 2018.
2.	As reported in a Schedule 13G amendment filed on February 12, 2018. The Vanguard Group, an investment adviser, reported that it had sole power to vote 94,586 shares, sole power to dispose of 16,175,218 shares, shared power to vote 20,377 shares, and shared power to dispose of 101,893 shares.
3.	As reported in a Schedule 13G filed on February 14, 2018. Capital World Investors, a division of Capital Research and Management Company (“CRMC”), reported that Capital World Investors’ divisions of CRMC and Capital International Limited collectively provide investment management services under the name Capital World Investors, and that it is deemed to have sole voting power and sole dispositive power with respect to 11,798,741 shares, with no shared voting and dispositive power.

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2018 PROXY STATEMENT

Beneficial Ownership (continued)

Stock Ownership of Directors and Executive Officers

The following table shows the ownership of Alcoa common stock, as of March 1, 2018, by each director, the named executive officers, and all directors and executive officers (serving as of such date) as a group. The address of each director and executive officer shown in the table below is c/o Alcoa Corporation, 201 Isabella Street, Suite 500, Pittsburgh, Pennsylvania 15212-5858. Executive officers and directors are subject to stock ownership guidelines. Please see the “Compensation Discussion and Analysis” for a discussion of executive stock ownership guidelines and the “Stock Ownership Guideline for Non-Employee Directors” for a discussion of non-employee director stock ownership guidelines.

	Beneficial Ownership

Name of Beneficial Owner	Shares of Common Stock(2)	Total Beneficial Ownership(3)	Percentage of Class Beneficially Owned	Additional Underlying Stock Units(4)	Total

Directors

Michael G. Morris	5,424	5,424	*	47,943	53,367

Mary Anne Citrino	2,078	2,078	*	3,775	5,853

Timothy P. Flynn	5,204	5,204	*	3,775	8,979

Kathryn S. Fuller	2,078	2,078	*	28,757	30,835

James A. Hughes	2,078	2,078	*	3,775	5,853

James E. Nevels	2,111	2,111	*	3,775	5,886

James W. Owens	3,747	3,747	*	37,239	40,986

Carol L. Roberts	2,078	2,078	*	17,346	19,424

Suzanne Sitherwood	2,078	2,078	*	3,775	5,853

Steven W. Williams	5,023	5,023	*	3,775	8,798

Ernesto Zedillo	3,887	3,887	*	45,510	49,397

Executive Officers

Roy C. Harvey(1)	203,176	203,176	*	216,167	419,343

William F. Oplinger	67,367	67,367	*	85,734	153,101

Tómas M. Sigurðsson	45,881	45,881	*	56,473	102,354

Jeffrey D. Heeter	12,842	12,842	*	50,558	63,400

Leigh Ann Fisher	80,769	80,769	*	36,176	116,945

All Directors and Executive Officers as a Group (17 individuals)	446,297	446,297	*	650,953	1,097,250
*	Indicates that the percentage of beneficial ownership does not exceed 1%, based on 186,180,694 shares of Company common stock outstanding as of March 1, 2018.
(1)	Mr. Harvey also is a director of the Company.
(2)	This column includes shares held of record, shares held by a bank, broker or nominee for the person’s account, shares held through family trust arrangements, shares held jointly with the named individuals’ spouses, vested shares held by non-employee directors that are payable upon separation from service from the Board, and for executive officers, share equivalent units held in the Company’s retirement savings plan that confer voting rights through the plan trustee with respect to shares of Company common stock as follows: Mr. Harvey, 864; Mr. Oplinger, 522; and Ms. Fisher, 1,021. This column also includes shares of Company common stock that may be acquired under employee stock options that are exercisable as of March 1, 2018 or will become exercisable within 60 days thereafter as follows: Mr. Harvey, 182,397; Mr. Oplinger, 10,710; Mr. Sigurðsson, 35,672; Mr. Heeter, 4,017; Ms. Fisher, 65,898; and all executive officers as a group 298,694. Non-employee directors do not have Company stock options.
(3)	This column shows beneficial ownership of Company common stock as calculated under SEC rules. This column does not include performance-based restricted share units or time-based restricted share units granted to the executive officers that will not or could not be earned and/or paid within 60 days of March 1, 2018.
(4)

For executive officers and non-employee directors, respectively, this column includes deferred share equivalent units held under the deferred compensation plan for executives and deferred share equivalent units (acquired at Separation

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2018 PROXY STATEMENT

Beneficial Ownership (continued)

due to certain directors’ service on the board of our former parent company) pursuant to the Deferred Fee Plan. Deferred share equivalent units are payable in cash and do not have voting rights. For non-employee directors, this column includes unvested restricted share units, which have time-based vesting and are payable following a director’s separation from service from the Board, pursuant to the terms of the Company’s Non-Employee Director Compensation Policy. For executive officers, this column includes unvested time-based awards of restricted share units and stock options that will not or could not be earned and/or paid within 60 days of March 1, 2018. For executive officers, this column does not include performance restricted share units, which, in addition to service-based vesting criteria, have performance-based criteria that render the total amount of shares ultimately issuable indeterminable until such awards are deemed earned and payable by the Compensation and Benefits Committee.

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2018 PROXY STATEMENT

Item 2 Ratification of Appointment of Independent Registered Public Accounting Firm

Under its charter, the Audit Committee of the Board has sole authority and is directly responsible for the appointment, retention, compensation, oversight, evaluation and termination of the independent registered public accounting firm retained to audit the Company’s financial statements.

The Audit Committee evaluated the qualifications, performance and independence of the Company’s independent auditors, and based on its evaluation, has appointed PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2018. PricewaterhouseCoopers LLP served as the independent auditor of Alcoa during 2017. The Audit Committee believes that PricewaterhouseCoopers LLP is knowledgeable about the Company’s operations and accounting practices. The Audit Committee and the Board believe that the retention of PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm is in the best interests of the Company and its stockholders.

The Audit Committee is responsible for the approval of the engagement fees and terms associated with the retention of PricewaterhouseCoopers LLP. The Audit Committee considers whether the services provided by PricewaterhouseCoopers LLP are compatible with maintaining the independence of the Company’s independent registered public accounting firm. In addition to assuring the regular rotation of the lead audit partner as required by law, the Audit Committee will be involved in the selection and evaluation of the lead audit partner and considers whether, in order to assure continuing auditor independence, there should be a regular rotation of the independent registered public accounting firm.

Although the Bylaws do not require that we seek stockholder ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm, we are doing so as a matter of good corporate governance. If the stockholders do not ratify the appointment, the Audit Committee will reconsider the retention of PricewaterhouseCoopers LLP.

Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions by stockholders.

The Board of Directors recommends a vote “FOR” ITEM 2, to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2018.

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2018 PROXY STATEMENT

Item 2 Ratification of Appointment of Independent Registered Public Accounting Firm (continued)

Report of the Audit Committee

In accordance with its charter, the Audit Committee of the Board is responsible for assisting the Board to fulfill its oversight of:

•	the integrity of the Company’s financial statements and internal controls,
•	the Company’s compliance with legal and regulatory requirements,
•	the independent auditors’ qualifications and independence, and
•	the performance of the Company’s internal audit function and independent auditors.

It is the responsibility of Alcoa’s management to prepare the Company’s financial statements and to develop and maintain adequate systems of internal accounting and financial controls. The Company’s internal auditors are responsible for conducting internal audits intended to evaluate the adequacy and effectiveness of the Company’s financial and operating internal control systems.

PricewaterhouseCoopers LLP, the Company’s independent registered public accounting firm for 2017 (the independent auditor), is responsible for performing an independent audit of the Company’s consolidated financial statements and issuing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States of America (GAAP). The independent auditors also review the Company’s interim financial statements in accordance with applicable auditing standards.

In evaluating the independence of PricewaterhouseCoopers LLP, the Audit Committee has (i) received the written disclosures and the letter from PricewaterhouseCoopers LLP required by applicable requirements of the Public Company Accounting Oversight Board (PCAOB) regarding the audit firm’s communications with the Audit Committee concerning independence, (ii) discussed with PricewaterhouseCoopers LLP the firm’s independence from the Company and management and (iii) considered whether PricewaterhouseCoopers LLP’s provision of non-audit services to the Company is compatible with the auditors’ independence. In addition, the Audit Committee assures that the lead audit partner is rotated at least every five years in accordance with SEC and PCAOB requirements, and considered whether there should be a regular rotation of the audit firm itself in order to assure the continuing independence of the outside auditors. The Audit Committee has concluded that PricewaterhouseCoopers LLP is independent from the Company and its management.

The Audit Committee has reviewed with the independent auditors and the Company’s internal auditors the overall scope and specific plans for their respective audits, and the Audit Committee regularly monitors the progress of both in assessing the Company’s compliance with Section 404 of the Sarbanes-Oxley Act, including their findings, required resources, and progress to date.

At every regular meeting, the Audit Committee meets separately, with the independent auditor and the Company’s Vice President—Internal Audit, with and without management present, to review the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s accounting and financial reporting. The Audit Committee also meets separately at its regular meetings with the Chief Financial Officer, the Controller, the General Counsel, and the Chief Ethics and Compliance Officer.

The Audit Committee has met and discussed with management and the independent auditors the fair and complete presentation of the Company’s financial statements. The Audit Committee has also discussed and reviewed with the independent auditors all matters required to be discussed by PCAOB Auditing Standard No. 1301 (Communications with Audit Committees). The Audit Committee has discussed significant accounting policies applied in the financial statements, as well as alternative treatments. Management has represented that the consolidated financial statements have been prepared in accordance with GAAP, and the Audit Committee has reviewed and discussed the audited consolidated financial statements with both management and the independent auditors.

Relying on the foregoing reviews and discussions, the Audit Committee recommended to the Board, and the Board approved, inclusion of the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017, for filing with the SEC. In addition, the Audit Committee has approved, subject to stockholder ratification, the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2018.

The Audit Committee

Carol L. Roberts, Chair

James A. Hughes

Suzanne Sitherwood

Ernesto Zedillo

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2018 PROXY STATEMENT

Item 2 Ratification of Appointment of Independent Registered Public Accounting Firm (continued)

Audit Committee Pre-Approval Policy

The Audit Committee has adopted policies and procedures for pre-approval of audit, audit-related, tax, and other services, and for pre-approval of fee levels for such services. These procedures require that the terms and fees for the annual audit service engagement be approved by the Audit Committee. The Audit Committee is required to pre-approve the services performed by the independent auditor in order to assure that the provision of such services does not impair the auditor’s independence. Unless a type of service to be provided by the independent auditor has received pre-approval under this policy, it will require specific pre-approval by the Audit Committee before the service is provided. Any proposed services exceeding pre-approved cost levels under the policy will require specific pre-approval by the Audit Committee before the service is provided. The term of any pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The Audit Committee will periodically revise the list of pre-approved services, based on subsequent determinations. Under the policy, the Audit Committee has delegated limited pre-approval authority to the Chair of the committee; the Chair is required to report any pre-approval decisions to the Audit Committee at its next scheduled meeting. All services set forth in the following table were approved by the Audit Committee before being rendered.

Audit and Non-Audit Fees

The following table shows fees for professional services rendered by PricewaterhouseCoopers LLP for the fiscal year ended December 31, 2017 and December 31, 2016 (in thousands). The 2016 fees below include fees allocated by Arconic Inc. (“Arconic”) to, and paid directly by, Alcoa Corporation.

	2017	2016
Audit Fees	$7,737	$7,262
Audit-Related Fees	$102	$219
Tax Fees	$41	$41
All Other Fees	$22	$5
Total	$7,902	$7,527

Audit Fees consisted of fees related to the annual integrated audit of the Company’s consolidated financial statements and review of the interim financial statements, effects of foreign currency exchange rates on the audit fee, statutory audits, and issuance of comfort letters and consents.

Audit-Related Fees consisted of fees relating to audits of employee benefit plans, agreed-upon or expanded audit procedures for accounting or regulatory requirements and compliance audits.

Tax Fees consisted of fees relating to international tax support.

Other Fees consisted of fees relating to a captive insurance company audit and for subscription to PricewaterhouseCoopers’s online resource.

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2018 PROXY STATEMENT

Item 3 Advisory Vote to Approve 2017 Executive Compensation

As required pursuant to Section 14A of the Exchange Act, the Board is asking you to approve, on an advisory basis, the executive compensation programs and policies and the resulting 2017 compensation of the named executive officers listed in the “Summary Compensation Table” on page 55 of this Proxy Statement, commonly referred to as the “Say on Pay” vote. At the 2017 Annual Meeting, stockholders voted, on an advisory basis, to hold a “Say on Pay” vote on an annual basis. Accordingly, Alcoa has determined to submit an annual advisory vote on our executive compensation program to our stockholders at each annual meeting until the Company seeks another advisory vote on the frequency of the advisory vote on executive compensation, which is anticipated to occur at the 2023 Annual Meeting.

The Say on Pay vote is advisory; therefore, the result will not be binding on the Company, the Board, or the Compensation and Benefits Committee and it will not affect, limit or augment any existing compensation or awards. The Compensation and Benefits Committee will, however, take into account the outcome of the vote when considering future compensation arrangements. In 2017, our Say on Pay proposal received support from approximately 96% of the shares voted at our Annual Meeting.

We believe you should read the “Compensation Discussion and Analysis” and the compensation tables in determining whether to approve this proposal.

The Board recommends stockholders’ approval of the following resolution:

RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed in the Company’s Proxy Statement for the 2018 Annual Meeting of Stockholders pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, the executive compensation tables and the related narrative discussion, is hereby APPROVED.

The Board of Directors recommends a vote “FOR” ITEM 3, to approve, on an advisory basis, the compensation of the Company’s named executive officers.

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2018 PROXY STATEMENT

Executive Compensation

Summary

2017 was Alcoa Corporation’s first full year as an independent, publicly traded company following the Separation on November 1, 2016. We began 2017 with a dynamic leadership team, strong workforce, deep history and a strong vision for the future. The compensation programs outlined in the Compensation Discussion and Analysis (“CD&A”) were primarily developed by our Compensation and Benefits Committee (for purposes of this section, the “Compensation Committee” or the “Committee”), although certain compensation programs were developed by the Compensation and Benefits Committee of the board of directors of Arconic (the “Arconic Compensation Committee”) prior to the Separation and subsequently retained by the Company following their review by our Compensation Committee.

Our Compensation Committee recognized the important evolution of Alcoa Corporation as a new independent company and the need to ensure that our pay programs are strongly aligned with our new strategic priorities, which are to reduce complexity, drive returns for our stockholders, and strengthen the balance sheet. Guided by these three strategic priorities, leadership played a critical role in managing the new organization as a successful stand-alone company and our CEO and named executive officers were able to drive significant business results:

Reduce Complexity	• Streamlined organizational structure and reduced administrative locations. • Addressed multiple legacy issues, including the Rockdale power contract. • Warrick smelter restart on track.
Drive Returns

•   Revenue of $11.7 billion; up $2.3 billion as compared to 2016.

•   Adjusted earnings before interest, taxes, depreciation and amortization (“EBITDA”) excluding special items of $2.35 billion*, which was more than double earnings in 2016.

Strengthen Balance Sheet

•   $1.36 billion cash balance at year-end; up 59% year-over-year.

•   $1.2 billion cash from operations; $0.8 billion* free cash flow.

•   Taking actions to address long-term pension and other post-employment benefits related liabilities.

*	Please see Attachment B for a reconciliation of non-GAAP financial measures.

Overview of 2017 Performance-Based Compensation

In early 2017, the Committee engaged in a process of evaluating our pay-for-performance practices to strengthen stockholder alignment, while ensuring that unnecessary risk was appropriately mitigated within our pay programs. The result of this evaluation included a redesign of our long-term equity incentive (“LTI”) program, by:

•	Adjusting the equity mix for named executive officers to 60% performance restricted share units (“PRSUs”), 20% stock options, and 20% time-based restricted share units (“RSUs”); and
•	With respect to the PRSUs granted in 2017, establishing a three-year cumulative PRSU program, for the performance period of January 1, 2017 through December 31, 2019, with the equally-weighted performance metrics of return on capital (“ROC”) improvement and total stockholder return (“TSR”) (as compared to the S&P 500 Index) over the three-year period to strengthen alignment of executives with the interests of stockholders. The adoption of the 2017 PRSU program was a departure from the legacy PRSU programs implemented by the Arconic Compensation Committee which have a three-year performance period but with annual performance goals for each year within the period approved at the commencement of such year. The legacy Arconic PRSU awards from 2015 and 2016 were outstanding in 2017 and assumed under the Alcoa 2016 Stock Incentive Plan at the time of the Separation (the “legacy Arconic PRSU awards”).

In addition, the Committee established performance metrics and targets for annual incentive compensation (“IC”) under the Annual Incentive Plan and for the 2017 one-year tranches of PRSU awards granted in 2015 and 2016 by the Arconic Compensation Committee.

The Company was able to meet or exceed many goals established for 2017, as noted above; however, we fell slightly short of our targets under the 2017 IC (with overall metric performance at 96.2%), and failed to meet threshold goals under the

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2018 PROXY STATEMENT

Executive Compensation (continued)

legacy Arconic PRSUs granted in 2015 and 2016 based on 2017 Company performance. The three-year performance period of the 2015 PRSU awards ended at December 31, 2017, and the awards vested with an aggregate pay-out of either 50.2% or 52.7% depending on the NEO’s associated legacy Arconic business unit.

With respect to the legacy Arconic PRSU awards, because the performance goals for the 2017 one-year tranches of such awards were established in 2017 by the Committee, the grant date fair value of such awards are included in the 2017 row of the “Stock Awards” column of the Summary Compensation Table, along with the three-year grant date fair value of the 2017 PRSU awards.

Compensation Discussion and Analysis

This CD&A describes Alcoa’s executive compensation philosophy and the pay programs applicable to the below-referenced named executive officers in 2017, which was the first full year for our Chief Executive Officer and other NEOs (as defined below) participating under our executive compensation programs developed by our Committee.

The 2017 named executive officers are comprised of our President and Chief Executive Officer (“CEO”), Chief Financial Officer (“CFO”), and the next three most highly compensated executive officers of Alcoa (other than the CEO and CFO) at December 31, 2017 (the “NEOs”):

•	Roy C. Harvey, President and CEO
•	William F. Oplinger, Executive Vice President and CFO
•	Tómas M. Sigurðsson, Executive Vice President and Chief Operating Officer
•	Jeffrey D. Heeter, Executive Vice President, General Counsel and Secretary
•	Leigh Ann Fisher, Executive Vice President and Chief Administrative Officer

This CD&A is organized as follows: (i) Alcoa’s overall executive compensation philosophy; (ii) Alcoa’s executive compensation policies and practices; (iii) the impact of the 2017 “say-on-pay” vote; (iv) 2017 executive compensation decision-making; (v) other compensation plans and arrangements; and (vi) employment termination and change in control arrangements.

Executive Compensation Philosophy

Our executive compensation philosophy is based on three guiding principles to drive pay-for-performance and alignment of the compensation program with the interests of stockholders:

1.	Target base salary compensation at median of market, while using the annual and long-term equity incentive plans to reward exceptional performance and to attract and retain exceptional talent.
2.	Ensure that equity is the most significant portion of total compensation for NEOs, which serves to align the NEOs with stockholders.
3.	Choose annual and long-term incentive metrics that focus management’s actions to achieve the greatest positive impact on financial performance without undue risk.

The Committee used its experience and business judgment to determine the appropriate compensation metrics, targets and awards for our executive officers in 2017. As part of this determination, the Committee assessed numerous factors, including:

•	Individual, business unit, and corporate performance;
•	Market positioning based on peer group data, targeting the market median;
•	Complexity and importance of the role and responsibilities;
•	Aggressiveness of the performance targets;
•	Unanticipated events impacting financial results;
•	Retention of key individuals in a competitive talent market; and
•	Leadership and growth potential.

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2018 PROXY STATEMENT

Executive Compensation | Compensation Discussion and Analysis | Executive Compensation Philosophy (continued)

Our executive compensation philosophy is continuously reviewed and refined by the Committee to align with our strategic priorities, corporate values, business needs, stockholder value, and peer group practices.

Executive Compensation Policies and Practices

Our executive compensation programs, policies, and practices are highlighted below.

What We Do

Pay for Performance. We believe in a “pay for performance” philosophy that links executive compensation to measured performance in key financial and non-financial areas, as well as the long-term interests of stockholders. For purposes of short-term compensation, the Company evaluated performance against rigorous business metrics to incentivize performance, including free cash flow, EBITDA, safety and environmental compliance, and workplace diversity. With respect to LTI awards, the Committee chose the metrics of ROC improvement and relative TSR over a three-year period in support of the strategic priority to drive returns to stockholders. Under our compensation plans, we normalize for market factors, as further described herein.

Consider Peer Groups in Establishing Compensation. To help determine total 2017 direct compensation for NEOs, the Committee developed and approved the use of two peer groups: one for our CEO (the “CEO Peer Group”), which consists of 16 companies and also is used as a secondary peer group for our other NEOs, and a second group, consisting of 230 companies, for our other NEOs (the “Non-CEO Peer Group”). The CEO peer group was primarily determined based on Global Industry Classification Standards, revenue, and market capitalization. The Non-CEO Peer Group primarily was based on revenue and is limited to companies who also participated in the Willis Towers Watson Executive Compensation Survey, excluding financial services and insurance companies. The component companies for the CEO Peer Group are listed below, and the component companies for the Non-CEO Peer Group are set forth in Attachment A to this Proxy Statement.

Air Products and Chemicals Inc.	AK Steel Holding Corporation	Commercial Metals Company	Freeport-McMoRan Inc
Eastman Chemical Company	Huntsman Corporation	International Paper Co	Newmont Mining Corporation
Nucor Corporation	PPG Industries Inc	Praxair, Inc	Reliance Steel & Aluminum Co
Steel Dynamics Inc.	United States Steel Corporation	The Sherwin-Williams Co	WestRock Company

Review Tally Sheets. For 2017, the Committee utilized and reviewed tally sheets that summarized various elements of historic and current compensation for the CEO and other NEOs, which help the Committee synthesize the various components of the 2017 executive compensation program. This information included compensation opportunity, actual compensation, and historical awards.

Maintain Robust Stock Ownership Guidelines. Alcoa maintains stock ownership requirements that align the interests of management with those of stockholders by requiring executives to hold substantial equity in Alcoa until retirement. Our stock ownership guidelines require that the CEO and each of the other NEOs retain equity equal in value to six times and two to three times their base salaries, as shown below. All of our NEOs satisfied their stock ownership requirements as of December 31, 2017, with the exception of our CEO, who only became our CEO at the time of the Separation in November 2016. These guidelines reinforce management’s focus on long-term stockholder value and their commitment to Alcoa. The Committee continues to monitor the NEOs’ and all of senior management’s achievement of their respective stock ownership requirements.

Named Executive Officer	Stock Ownership Guideline Multiple of Salary
Roy C. Harvey	6x
William F. Oplinger	3x
Tomas M. Sigurðsson	3x
Jeffrey D. Heeter	2x
Leigh Ann Fisher	2x

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2018 PROXY STATEMENT

Executive Compensation | Compensation Discussion and Analysis | Executive Compensation Policies and Practices (continued)

Schedule Equity Award Grants to Promote Transparency and Consistency. Alcoa’s practice has been to grant equity awards on the same day as its first Committee meeting each year, typically held in January or February, with an exercise price based on the closing market price per share of Alcoa stock on the grant date.

Clawback Policies Incorporated into Incentive Plans. Alcoa’s Annual Incentive Plan and 2016 Stock Incentive Plan each contain “clawback” provisions regarding recoupment of compensation. For a description of the clawback provisions, see “Compensation Matters—Recovery of Incentive Compensation.”

Double-Trigger Equity Vesting in the Event of a Change in Control. Double-trigger vesting generally means that if outstanding awards under the 2016 Stock Incentive Plan are replaced by the acquirer or related entity in a change in control of Alcoa, those replacement awards will not immediately vest on a “single trigger” basis. Vesting would accelerate only if the participant is terminated without “cause” or resigns for “good reason” (as those terms are defined in the Alcoa Corporation Change in Control Severance Plan) within 24 months following the change in control. Performance-based stock awards will be converted to time-vested stock awards upon a change in control and, similarly, would be subject to the same double-trigger vesting provisions.

Pay Competitive Salaries. The Committee reviewed and set the salaries of its 2017 executive officers, including the NEOs, after consideration of the median of the peer group for their respective positions, performance, previous salary changes including those associated with the Separation, experience, and other factors. In 2017, Mr. Oplinger was the only NEO to receive a base salary increase, since the other NEOs’ salaries were adjusted in connection with the Separation.

Provide Appropriate Benefits. Our NEOs participate in the same benefit plans as our salaried employees for their respective countries. We provide retirement and benefit plans to senior executives for the same reasons we provide them to employees—to provide a competitive compensation package that offers an opportunity for retirement, savings, and health and welfare benefits. Retirement plans for senior executives generally pay the same formula amount as retirement plans for salaried employees.

Maintain a Conservative Compensation Risk Profile. The Committee evaluates the risk profile of our compensation programs when establishing policies and approving annual and LTI plan designs, and the Board annually considers risks related to compensation in its oversight of enterprise risk management. These evaluations noted numerous ways in which we believe compensation risk is effectively managed or mitigated, including as follows:

•	A balance of corporate and business unit weighting;
•	The mix between short-term and long-term incentives, and balance between cash and equity programs;
•	Caps on incentives;
•	Use of multiple financial and nonfinancial performance measures in the Annual Incentive Plan and the 2016 Stock Incentive Plan;
•	Discretion retained by the Committee to adjust awards;
•	Stock ownership guidelines requiring holding substantial equity in Alcoa until retirement;
•	Clawback policies applicable to all forms of annual and long-term incentive compensation;
•	Anti-hedging provisions in the insider trading policy; and
•	Restricting stock option awards to 20% of the overall value of equity awards to NEOs.

The Committee continues to evaluate risk relative to our compensation programs.

The Compensation Committee Retains an Independent Compensation Consultant. In 2017, the Committee directly retained an independent consultant, Pay Governance, that provided advice as requested by the Committee on the amount and form of certain executive compensation, including, among other items, executive compensation best practices, insights concerning SEC and say-on-pay developments, and analysis and review of Alcoa’s compensation plans for executives. The independent consultant did not provide any services to Alcoa other than the services provided directly to the Committee. Alcoa utilized broad-based comparative compensation survey data from Willis Towers Watson, which was not customized for Alcoa (other than to remove insurance and financial services companies), to assist with its general understanding as to whether its compensation programs were competitive with the market.

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2018 PROXY STATEMENT

Executive Compensation | Compensation Discussion and Analysis | Executive Compensation Policies and Practices (continued)

What We Don’t Do

No Employment Contracts. None of the NEOs have employment contracts.

No Short Selling, Hedging or Pledging of Alcoa Stock. Short sales of Alcoa securities (sales of securities which are not then owned) and derivative or speculative transactions, including puts and calls, in Alcoa securities by our directors, officers and employees are prohibited. No director, officer or employee or any designee of such director, officer or employee is permitted to purchase or use financial instruments (including prepaid variable forward contracts, equity swaps, collars, and exchange funds) that are designed to hedge or offset any decrease in the market value of Alcoa securities. Directors and officers are prohibited from holding Alcoa securities in margin accounts and from pledging Alcoa securities as collateral.

No Excise Tax Gross-Ups for Participants in the Change in Control Severance Plan. The Change in Control Severance Plan provides that no excise or other tax gross-ups will be paid, and that severance benefits will be available only upon termination of employment for “good reason” by an officer or without cause by Alcoa. For a discussion of the Alcoa Corporation Change in Control Severance Plan, see “Other Compensation Plans and Arrangements of Alcoa” and “Potential Payments upon Termination or Change in Control.”

No Significant Perquisites. Consistent with our executive compensation philosophy, we limit the perquisites provided to executive officers to business-related relocation and international assignments which serve reasonable business purposes. In 2017, Alcoa made it a strategic priority to reduce complexity and costs, resulting in the decision to close our New York City office and move our global headquarters and principal executive office to our existing location in Pittsburgh, PA. In connection with the relocation, Messrs. Harvey and Oplinger received standard relocation assistance in their transition from New York, NY to Pittsburgh, PA in accordance with the Company’s relocation policy applicable to senior executives.

Limited Tax Gross-Ups Reserved for Certain Critical Business-Related Purposes. Alcoa does not provide our NEOs with tax gross-ups or reimbursements on perquisites, other than in limited circumstances for business-related relocation and international assignments which are deemed in the best interests of the Company to retain our executive talent, and are consistent with market practice. As noted above, Alcoa decided to close its New York City office and move its global headquarters and principal executive office to our existing location in Pittsburgh in 2017 which will generate savings for the Company over time. As a result, consistent with our executive and non-executive relocation policies, the Company provides NEOs and other employees with gross-ups on their expenses for relocations. The Company does not provide gross-ups under any other circumstances. We believe that providing a tax gross-up on the relocation benefit is appropriate given the expected benefits of retaining executive talent. Additionally, under our executive relocation policy, Mr. Harvey is subject to a repayment agreement for such relocation amounts if he terminates employment with us within the two-year period following payment of this benefit. Mr. Oplinger did not receive a gross-up and as a result is not subject to the repayment agreement under the terms of the relocation policy.

No Dividend Equivalents on Stock Options and Stock Appreciation Rights, and No Payment of Dividend Equivalents on Unvested Stock Awards. Alcoa currently does not pay a regular dividend. If and to the extent that we determine to pay dividends in the future, dividend equivalents would be accrued and paid on certain awards only if and when such awards vest. Such dividend equivalents would be calculated at the same rate as any dividends paid on our common stock. Dividend equivalents are not paid on stock options or stock appreciation rights.

No Discounting of Stock Options or Repricing of Underwater Stock Options (including cash-outs). The 2016 Stock Incentive Plan prohibits the discounting and the repricing of stock options, including cash-outs, without stockholder approval.

Stockholder Engagement and 2017 Say-on-Pay Vote

Alcoa conducted investor outreach late in 2016 and 2017 as a new publicly traded company. The Committee heavily weighed this input and made several changes to our LTI program, including the adoption of the 2017 three-year cumulative PRSU program. The Committee also considered our 2017 say-on-pay vote (over 96% of the votes cast voted in favor) as a sign of our stockholders’ support of Alcoa’s executive compensation philosophy and plans.

The Committee will consider stockholder input, including the advisory say-on-pay vote, as it evaluates the design of executive compensation program and specific compensation decisions for executive officers in the future.

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2018 PROXY STATEMENT

Executive Compensation | Compensation Discussion and Analysis | Executive Compensation Process and 2017 Executive Compensation

Executive Compensation Process and 2017 Executive Compensation

In 2017, the process illustrated below was followed for determining the CEO and other NEOs compensation for 2017:

To attract, motivate, align, and retain high performing executives, we designed our executive compensation program at median base salary levels while providing cash and equity incentives that motivate exceptional performance. Since demanding leadership challenges have confronted the aluminum industry in recent years, the prospect of an upside in annual and long-term incentive compensation is a proven, major retention factor with a demonstrable impact on motivating managers to achieve strong operational and financial performance. While the reduced payout slope from target to minimum was steep, Alcoa established payout multiples for overachievement that could be earned only with significant upside performance.

Alcoa designed its 2017 executive compensation program to pay for performance, with equity as the most significant portion of total compensation and by increasing the weighting of performance-based incentives commensurate with the individual’s level of responsibility. For 2017, 88% of our CEO’s target compensation and 68% to 78% of our other NEOs’ target compensation was performance-based and at-risk, with the remaining amounts in the form of base salary.

We established performance metrics and targets at the beginning of 2017 for the Annual Incentive Plan, the 2017 tranches of the legacy Arconic PRSU awards granted in 2015 and 2016, and our new 2017 three-year cumulative PRSU program.

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2018 PROXY STATEMENT

Executive Compensation | Compensation Discussion and Analysis | Components of 2017 Executive Compensation Program

Components of 2017 Executive Compensation Program

Component	Purpose	Design

Base Salary (cash)	Base salary compensation reflects the experience of the NEO and expected day-to-day contributions, supported by competitive market data.	Reviewed at least annually to consider changes in responsibility, experience, and market competitiveness.

Annual Incentive Compensation (short-term cash)	Short-term at risk pay designed to motivate achievement of annual performance goals in support of our strategic priorities.

Market competitive targets established for NEOs.

Performance-based annual financial and non-financial metrics (EBITDA, Free Cash Flow, Safety/Environmental and Diversity). There are no payouts if performance is below threshold and participants have an opportunity for above target payout when targets are exceeded.

Long-Term Incentive (long-term equity)	Long-term at risk pay designed to balance short-term at risk pay, align executives with stockholders, support our strategic priorities, and for executive retention competitive with market practices.

Our NEOs receive their LTI compensation in three parts:

1)  PRSUs, to reward performance based on Relative TSR and ROC improvement;

2)  Time-Based RSUs, to retain NEOs through the challenges of a commodity driven business; and

3)  Stock Options, to reward solid business decisions that increase the stock price in alignment with the benefit realized by stockholders.

2017 Base Salaries

Each NEO’s base salary was reviewed with the following primary considerations: experience in the position, the median of the peer group for their respective position, and individual performance. Alcoa pays salaries to its NEOs to ensure an appropriate level of fixed compensation that enables the attraction and retention of highly skilled executives and mitigates the incentive to assume highly risky business strategies to maximize annual cash incentive compensation. The base salaries for our CEO and other NEOs were reviewed at the beginning of 2017. However, only Mr. Oplinger’s base salary was increased during 2017, because the other NEOs’ base salaries already had been adjusted in connection with the Separation, as follows:

Name	Salary as of January 01, 2017	Salary as of March 1, 2017	2017 Increase %
Roy C. Harvey	$925,000	$925,000	0%
William F. Oplinger	$550,000	$605,000	10%
Tómas M. Sigurðsson*	$480,000	$480,000	0%
Jeffrey D. Heeter	$390,000	$390,000	0%
Leigh Ann Fisher	$390,000	$390,000	0%
*	Mr. Sigurðsson’s salary was set in US Dollars upon Separation. Mr. Sigurðsson subsequently relocated to Iceland and is paid in his local currency, Icelandic króna (ISK).

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2018 PROXY STATEMENT

Executive Compensation | Compensation Discussion and Analysis | 2017 Annual Incentive Compensation

2017 Annual Incentive Compensation

We based annual cash incentive opportunities for 2017 on the following parameters:

•	80% financial targets, equally weighted as adjusted free cash flow (40%) and adjusted EBITDA (40%) metrics, as more fully described below; and
•	20% non-financial targets, consisting of safety (5%), environmental (5%), and diversity (10%) metrics, each as more fully described below.

The below chart describes the specific 2017 metrics and results for Alcoa’s annual incentive compensation awards:

Performance Metrics(1)	Metric Weight	Performance Minimum (0%)	Performance Target (100%)	Performance Maximum (200%)	Performance Results	Achievement %	Weighted Result
Financial Metrics (80%)
Adjusted Free Cash Flow ($M)(2)	40%	(329)	21	671	523	179%	71.5%
Adjusted EBITDA ($M)(2)	40%	1,157	1,482	1,982	1,247	30%	12.0%
Non-Financial Metrics (20%)
Safety FSI-Actual (count)(3)(5)	5%	4	3	2	5	0%	0.0%
Environmental CO2 Emissions Reduction (KTons)(4)(5)	5%	100.2	163.7	227.1	-59	0%	0.0%
Diversity Global Women %(5)	10%	14.2%	14.5%	14.8%	14.6%	127%	12.7%
Total	100%						96.2%
(1)	The maximum payout for each financial and non-financial metric is 200%.
(2)	Please see “Additional Information Regarding Financial Measures” below for more information about how these numbers are calculated from Alcoa’s consolidated financial statements.
(3)	The safety metric focuses on reducing the number of fatal and serious injuries/illnesses that are life-altering or life-ending.
(4)	The environmental metric relates to a reduction of carbon dioxide emissions in 2017.
(5)	Threshold performance for each non-financial measure is 50%.

Section 162(m) Considerations

The 2017 annual incentive compensation awards were structured with the intent of enabling the Committee to award compensation that constituted performance-based compensation under Section 162(m) of the Internal Revenue Code (“Code”). Because adjusted EBITDA (calculated and normalized as further described below) was greater than $500 million in 2017, the 2017 plan pool funded at 300% of each NEO’s individual maximum annual incentive compensation, with the Committee reducing 2017 annual incentive compensation pay-outs at levels below the NEOs’ maximum annual incentive compensation, based on the formulas described below for each NEO.

However, the applicable qualified performance-based tax-deductibility exception to Section 162(m) of the Code has been repealed for tax years beginning in 2018 under the Tax Cuts and Jobs Act, such that compensation paid to our NEOs in excess of $1 million will not be deductible unless it qualifies for transition relief applicable for compensation paid pursuant to a written binding contract that was in effect as of November 2, 2017. Despite the Committee originally structuring the 2017 annual incentive compensation for the NEOs in a manner that was exempt from Section 162(m) of the Code and, therefore, not subject to its deduction limits, because of the ambiguities and uncertainties as to the interpretation of the scope of the application of the transition relief under the legislation repealing Section 162(m) of the Code’s exemption from the deduction limit, no assurance can be given that compensation originally intended to satisfy the requirements for exemption from Section 162(m) will, in fact, be fully deductible.

Additional Information Regarding Financial Measures

The Company’s Adjusted Free Cash Flow and Adjusted EBITDA for incentive compensation purposes are calculated by taking Alcoa’s Free Cash Flow and Adjusted EBITDA (see Attachment B), which are derived from the Company’s audited consolidated financial statements, and normalizing such metrics for certain factors not in management’s control and adjusting such metrics to exclude special items. The following describes each of these components.

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Executive Compensation | Compensation Discussion and Analysis | 2017 Annual Incentive Compensation (continued)

Free Cash Flow and Adjusted EBITDA are non-GAAP (accounting principles generally accepted in the United States of America) financial measures. Management does not consider these non-GAAP measures to be a replacement of the most directly comparable GAAP measure, but instead provides such measures as additional information to consider when evaluating the Company’s financial performance.

Free Cash Flow is cash from operations minus capital expenditures. Management believes that this measure is meaningful to investors because management reviews cash flows generated from operations after taking into consideration capital expenditures, which are both necessary to maintain and expand Alcoa’s asset base and expected to generate future cash flows from operations. It is important to note that Free Cash Flow does not represent the residual cash flow available for discretionary expenditures since other non-discretionary expenditures, such as mandatory debt service requirements, are not deducted from the measure.

Adjusted EBITDA (Earnings before interest, taxes, depreciation, and amortization) is net margin plus an add-back for depreciation, depletion, and amortization. Net margin is equivalent to Sales minus the following items: Cost of goods sold; Selling, general administrative, and other expenses; Research and development expenses; and Provision for depreciation, depletion, and amortization. Management believes that this measure is meaningful to investors because Adjusted EBITDA provides additional information with respect to Alcoa’s operating performance and the Company’s ability to meet its financial obligations. The Adjusted EBITDA presented may not be comparable to similarly titled measures of other companies.

The 2017 financial measures for annual incentive compensation were equally weighted between Adjusted Free Cash Flow and Adjusted EBITDA. To adjust for certain items that are outside of management’s control, we normalize for aluminum (including premiums) and alumina pricing and currency exchange rates, which may have significant effects on financial results, and that are not impacted by management performance. Additionally, we adjust for certain items deemed to be special items to the Company’s financial results. A description of the normalization and adjustment of these factors follows:

•	London Metal Exchange (“LME”) Pricing and Alumina Pricing Index (“API”): Without normalization, in years when the LME price of aluminum, or the price of alumina through the API, rises rapidly relative to plan (i.e., our forecasts), annual incentive compensation would be less effective as a performance incentive because management would receive an unearned benefit. Conversely, when LME and API prices for aluminum and alumina, respectively, fall dramatically relative to our plan, failure to normalize would demotivate employees by placing annual incentive compensation awards out of reach for reasons beyond their control. Our use of normalization enables us to drive operational and financial performance, particularly in recent years of volatile prices.

•	Currency Exchange Rates: Since our revenues are largely United States dollar-denominated, while costs in non-United States locations are largely denominated in local currency, the volatility of currency exchange rates may have a significant impact on earnings. As our commodities are traded in United States dollars, we typically have seen an inverse correlation to foreign currency exchange. Therefore, to avoid double counting, the normalization for the commodity price swings needs to be corrected by concurrent normalization of foreign exchange.

•	Premiums: In addition to LME, API and foreign currency normalization, results historically have been adjusted to neutralize 50% of the fluctuations in regional aluminum premiums compared to plan.

•	Special Items: Special item adjustments may be recommended to the Board for approval, such as restructuring programs and one-time production disruption events.

Because we generally do not hedge against fluctuations in foreign exchange rates or LME and API prices, normalization adjustments for LME, API currency exchange rates, and 50% of regional premiums were made relative to the 2017 business plan and the 2017 annual IC awards.

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Executive Compensation | Compensation Discussion and Analysis | 2017 Annual Incentive Compensation (continued)

2017 Target Annual Incentive Compensation Opportunities

In February 2017, the following target incentive opportunities were set and approved by the Committee for each NEO based on his or her then-current job band and aligned with the median of applicable peer group market data.

Named Executive Officer	Total Target Annualized IC Opportunity for 2017 (% of Base Salary Earnings)	IC Target $	IC Target Maximum $(1)

Roy C. Harvey	140%	$1,295,000	$3,885,000

William F. Oplinger	100%	$595,833	$1,787,499

Tómas M. Sigurðsson*	100%	$519,574	$1,558,722

Jeffrey D. Heeter	75%	$292,500	$ 877,500

Leigh Ann Fisher	75%	$292,500	$ 877,500
(1)	The maximum payout under the metric results is 200% and the maximum individual performance multiplier is 150%.
*	Amounts shown in this table and all other compensation tables unless otherwise noted were converted from ISK into US Dollars and reflect the currency exchange rate reflected in Note 1 to the Summary Compensation Table.

2017 Annual Incentive Compensation Payout Determination and Amounts

In January 2018, the Committee met to consider 2017 performance and determine IC payouts for each NEO for 2017. At the beginning of 2017, each NEO’s performance goals and objectives were established in support of the overall organization and as to each function (as described below). The Committee undertook a qualitative review of each NEO’s performance in determining the 2017 IC payouts and the individual performance multiplier for each NEO, placing specific emphasis on the NEO’s respective roles and contributions to the establishment and success of the Company through 2017, its first full year as a standalone publicly-traded company. The IC payouts and individual performance multipliers reflect the achievements of the new executive leadership team in successfully navigating the transitions and challenges of this new company, including establishing strategic priorities and new corporate values, launching restructuring initiatives and operations (in particular, the partial restart of the Warrick, Indiana smelter and the restart of the Portland, Australia smelter), undertaking cost reductions such as the consolidation of administrative offices, reducing legacy liabilities carried over from Arconic as part of the Separation, engaging in investor outreach, meeting financial objectives, and achieving one-year total stockholder return of over 90%. The following is a description of the Committee’s findings with respect to each NEO:

The impact of these actions and the results are also reflected in the Summary on page 39.

•	President and CEO. Mr. Harvey demonstrated leadership over, transformation of, and strategic focus on Alcoa as an independent public company. This focus included the development of strategic priorities to reduce complexity, drive returns, strengthen the balance sheet, and drive the corporate values throughout the organization. As CEO, Mr. Harvey provided outstanding leadership and direction to the management team by guiding them through challenging financial and employee focused decisions. Throughout the year, he maintained active engagement with the Chairman and the rest of the Board, providing full transparency on all aspects of the Company’s performance. Specifically, he focused on (i) employees, through safety, culture, morale, diversity, and ownership initiatives; (ii) strengthening the Company’s relationships with stakeholders; and (iii) delivering financial results by meeting or exceeding plan targets.
•	Executive Vice President and Chief Financial Officer. Mr. Oplinger demonstrated leadership of the finance, tax, treasury, and investor relations functions, which included strengthening the Company’s reputation among research analysts, rating agencies, and stockholders; results include improved corporate credit ratings. He drove cost reduction initiatives across the resource and business units which included managing and reducing legacy liabilities assumed from Arconic as part of the Separation and actions to strengthen the balance sheet, developing an investor communication framework with improved investor communications and disclosures throughout the year, and leading the refinancing and renegotiation for the Company’s revolving credit agreement with more favorable terms.
•

Executive Vice President and Chief Operating Officer. Mr. Sigurðsson demonstrated leadership of the global operations (Bauxite, Alumina, and Aluminum), which included his leadership in all operational aspects including special focus on a culture of safety and simplification at the business units. He led both the consolidation and reorganizations of

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Executive Compensation | Compensation Discussion and Analysis | 2017 Annual Incentive Compensation (continued)

operations (i.e., six business units to three), drove operational and capital project management efficiencies, led the focus on sustainable system improvements in the business units to drive working capital improvements, and led the asset optimization processes, which in 2017 led to the announcement of the restart of the Warrick smelter.

•	Executive Vice President, General Counsel and Secretary. Mr. Heeter’s demonstrated leadership of the legal, governance, ethics and compliance, and global security functions of the Company, and his valuable contributions to the tactical and strategic decision-making of the executive team. In 2017, Mr. Heeter’s teams assisted in the business in managing legacy risks and liabilities assumed from Arconic as part of the Separation and new risks facing the Company in the ordinary course of business; provided critical support to certain key business actions, including the disposition of Arconic’s 19.9% retained interest in the Company, the resolution of the Rockdale power contract, and the renegotiation of the Company’s revolving credit facility and certain labor agreements; implemented a robust governance and compliance structure for the new company; facilitated active and transparent engagement with the Board of Directors; and addressed key challenges in global asset and personal security, including the development and implementation of a crisis management plan.
•	Executive Vice President and Chief Administrative Officer. Ms. Fisher demonstrated leadership of the Human Resources and Global Business Services functions, which included her skill in driving efficiencies and cost reduction initiatives in all resource and business units. Emphasis was placed on driving our new corporate values throughout the organization which includes a focus on safety, culture, engagement, diversity, and ownership initiatives. Additional initiatives include management of the redesign of the Company’s performance management processes, identification and installation of a new people system, and focus on both the re-filling of our talent pipeline after the Separation and the delivery of superior customer service through reduced complexity and process redesign.

Based on the above, the Committee set the following performance multipliers for the 2017 annual incentive compensation awards.

Named Executive Officer	Performance Multiplier for 2017 IC Awards

Roy C. Harvey	150%

William F. Oplinger	125%

Tómas M. Sigurðsson	110%

Jeffrey D. Heeter	150%

Leigh Ann Fisher	125%

Based on the metrics outlined earlier in this section, the Alcoa Corporation performance results under the 2017 IC program were 96.2% of target. The resulting annual IC payout for our NEOs was based on the following formula, with performance measured from January 1, 2017 through December 31, 2017.

Payout based on Alcoa Performance Targets (January 1, 2017—December 31, 2017)

Base Salary Earnings ($) (fiscal year)	x	Target Incentive Opportunity (%)	x	Achievement Based on Results (%)	x	Individual Performance Multiplier (%)	=	Annual IC Payout ($)

The foregoing performance determinations by the Committee and the above-described formula resulted in the following 2017 incentive compensation payout amounts to the NEOs:

Name	Earnings	IC Target %	IC Target $	Financial Results %	Financial Result $	Individual Multiplier	Total IC Payout

Roy C. Harvey	$925,000	140%	$1,295,000	96.2%	$1,245,790	150%	$1,868,685

William F. Oplinger	$595,833	100%	$595,833	96.2%	$573,192	125%	$716,490

Tómas M. Sigurðsson	$519,574	100%	$519,574	96.2%	$499,830	110%	$549,813

Jeffrey D. Heeter	$390,000	75%	$292,500	96.2%	$281,385	150%	$422,078

Leigh Ann Fisher	$390,000	75%	$292,500	96.2%	$281,385	125%	$351,731

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Executive Compensation | Compensation Discussion and Analysis| 2017 Equity Awards: Performance-Based Restricted Share Units, Time-Based Restricted Share Units and Time-Vested Stock Options

2017 Equity Awards: Performance-Based Restricted Share Units, Time-Based Restricted Share Units and Time-Vested Stock Options

In February 2017, Alcoa granted the 2017 LTI awards to the NEOs in order to align their interests with those of stockholders, link compensation to stock price appreciation over a multi-year period, and support retention. The 2017 LTI awards were in the form of 60% PRSUs 20% time-based RSUs and 20% time-vested stock options based upon the job band of the NEO and their contributions to the Company at the time of grant. The LTI mix was changed from 80% PRSUs and 20% stock options to the mix set forth below to reduce overall risk in the equity portfolio and to better align with the market.

Mix of Long-Term Incentive Awards

•	PRSUs (60%). 2017 PRSU award performance is based on achievement against cumulative three-year performance targets (relative TSR and ROC improvement). Earned PRSUs will be settled in shares of common stock after the end of the three-year performance period. The maximum award level is 200% of the target award.
•	Time-based RSUs (20%). RSUs vest on the third anniversary of the grant date, providing a multi-year retention incentive.
•	Time-based stock options (20%). Stock options vest ratably over a three-year period (one-third vests each year on the anniversary of the grant date).

2017 Grants of Long-Term Incentive Awards to Each NEO

In February 2017, the Committee performed a qualitative review of each NEO’s performance, with specific review and emphasis upon their respective roles and contributions to the successful consummation of the Separation, as well as a quantitative review of peer group median market compensation data. In light of each NEO’s critical role in the successful completion of the Separation and performance of each NEO throughout 2016 (which, for Messrs. Oplinger, Sigurðsson and Heeter and Ms. Fisher, included the application of their respective individual performance multipliers used for their 2016 IC payouts to their target LTI dollar amount), the Committee granted the following 2017 LTI awards for each NEO:

Name	2017 LTI Fair Market Value at Grant	Performance-Based Restricted Share Units (Target)	Time-Based Restricted Share Units	Stock Options

Roy C. Harvey	$5,500,352	87,580	29,200	88,360

William F. Oplinger	$2,000,288	31,850	10,620	32,130

Tomas M. Sigurðsson	$1,100,321	17,520	5,840	17,680

Jeffrey D. Heeter	$750,642	11,950	3,990	12,050

Leigh Ann Fisher	$687,701	10,950	3,650	11,050

The 2017 PRSU awards have a performance period of January 1, 2017 through December 31, 2019. If and to the extent determined by the Committee to be earned, the 2017 PRSUs will be paid out in shares of the Company’s common stock on a one-unit to one-share basis. The amount of the 2017 PRSUs earned, if any, will be based on the Company’s performance against goals relating to the following metrics, with payout ranging from 0 to 200% of each NEO’s 2017 PRSU award (at target):

•	ROC Improvement (50%): Return on capital improvement measured against the 2016 baseline result of 1.5% (that was normalized for LME and API pricing, 50% of regional premiums and foreign currency exchange rate fluctuations), with the Committee reserving the discretion to normalize achievement by applying adjustments (measured in basis points and determined by subtracting the baseline ROC from actual ROC results).

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Executive Compensation | Compensation Discussion and Analysis| 2017 Equity Awards: Performance-Based Restricted Share Units, Time-Based Restricted Share Units and Time-Vested Stock Options (continued)

The Company’s return on capital measure is calculated by dividing after-tax earnings by average capital base. After-tax earnings is determined as follows: Income before income taxes plus an addback for both interest expense and special items minus a deduction for interest income, the result of which is multiplied by 1 minus the U.S. federal statutory tax rate of 35%. Special items are comprised of restructuring and other charges, discrete income tax items, and other items management deems appropriate to exclude from non-GAAP performance measures such as Adjusted Income and Adjusted EBITDA (see Attachment B). Average capital base is determined as follows: Total assets less cash and cash equivalents, restricted cash, short-term investments, and current liabilities (except for current portion of long-term debt and short-term borrowings). Each of these components represents the average of such amount as of the end of each of the Company’s four quarters in a given calendar year. The Committee considered the Company’s attainment of the ROC goals to be challenging but achievable.

•	Relative TSR (50%): Relative TSR means total shareholder return relative to the S&P 500 Index performance over the performance period (measured in basis points and determined by subtracting S&P 500 Index TSR from the Company’s TSR) with the pay-out achievement scale as follows:

0%	50%	100% (Target)	150%	200%
-5,000	-2,500	0%	2,500	5,000

Legacy Arconic Performance-Based Restricted Share Units—2017 Performance Targets

The PRSU awards granted in 2015 and 2016 were granted by the Arconic Compensation Committee and assumed by Alcoa at the time of the Separation under the 2016 Stock Incentive Plan (and administered thereafter by the Committee). The legacy Arconic PRSU awards consist of three annual tranches for which the performance goals are established for each tranche at the beginning of each year within the three-year performance period. Performance relative to the applicable goals, and therefore, the amount of shares earned for each one-year tranche of the three-year performance period, is determined annually by the Committee after the end of the one-year period. The number of shares vested and paid under each legacy PRSU award is approved by the Committee after the end of the three-year performance period. Mr. Heeter was not eligible to participate in the Arconic PRSU program in 2015 or 2016. In 2017, the 2015 and 2016 legacy PRSU awards were outstanding and our current NEOs (excluding Mr. Heeter) held such awards. The final tranche of the 2015 legacy PRSU awards was the 2017 tranche, and the final two tranches of the 2016 legacy PRSU awards were and are the 2017 and 2018 tranches, respectively. The Committee established an annual ROC improvement target for the 2017 tranches with respect to the 2015 and 2016 legacy PRSU awards which had the following formula:

Payout Based on Full-Year Performance (January 1, 2017—December 31, 2017)

Target Opportunity (Number of PRSUs)	x	% Achievement Based on Alcoa Performance Targets (100%)	=	Potential Payout based on Performance

Based on performance against the ROC goals set forth in the below chart, the 2017 tranches of the legacy 2015 and 2016 PRSU awards were not earned:

Alcoa Performance Targets (January 1, 2017—December 31, 2017) Basis points (bps)

Metric (%)	Minimum	Target	Maximum	Results	Weighting

Return on Capital improvement(1)(2)	0 bps	67 bps	270 bps	-82 bps	100%

Total					100%
(1)	This financial measure has not been calculated in accordance with GAAP. Please see “2017 Grants of Long-Term Incentive Awards to Each NEO” above as to how the number is calculated from Alcoa’s audited financial statements.
(2)	ROC normalized for LME, API, foreign exchange rates, and 50% regional premiums.

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Executive Compensation | Compensation Discussion and Analysis| 2017 Equity Awards: Performance-Based Restricted Share Units, Time-Based Restricted Share Units and Time-Vested Stock Options (continued)

Named Executive Officer	2017 Tranche of 2015 PRSU Grant (Target)	2017 Tranche of 2016 PRSU Grant (Target)	2017 Tranche Total % Achievement (Both 2017 Tranches)	2017 Tranche Total Earned Shares for each 2015 and 2016 PRSU Grants

Roy C. Harvey	10,531	32,024	0%	0

William F. Oplinger	15,318	28,267	0%	0

Tomas M. Sigurðsson	3,161	6,686	0%	0

Leigh Ann Fisher	1,583	4,144	0%	0

Legacy Arconic Performance-Based Restricted Share Units—2015 Award Payout

The three-year performance period applicable to the legacy 2015 PRSU awards ended on December 31, 2017 and, as described above, the Committee had determined that the 2017 tranche of such awards was not earned. The Committee then reviewed the performance against the applicable goals of each of the tranches of the legacy 2015 PRSU awards and approved the following payout of the legacy 2015 PRSU awards held by the applicable NEOs:

Named Executive Officer	2015 Performance-Based Share Units (Target)	Cumulative Three-Year Performance Results(1)	2015 Performance-Based Share Units (Total Earned, Vested and Paid)

Roy C. Harvey	31,594	50.2%	15,851

William F. Oplinger	45,954	52.7%	24,234

Tomas M. Sigurðsson	9,484	50.2%	4,759

Leigh Ann Fisher	4,750	50.2%	2,384
(1)	Results for each one-year tranche were determined annually by the Arconic Compensation Committee or Alcoa Compensation Committee, as applicable, after the end of the one-year period. The percentage in this column reflects cumulative results over three years. The 2015 tranche was based on overall Arconic Corporate performance, and the 2016 tranche was based on performance of the Global Primary Products business of Arconic for all NEOs other than Mr. Oplinger, for whom the 2016 tranche was based on Arconic Corporate performance for 10 months and Alcoa performance for 2 months.

The 2017 PRSUs awards and the legacy Arconic 2015 and 2016 PRSU awards were designed to be fully deductible for federal income tax purposes under Section 162(m) of the Code. However, the applicable qualified performance-based tax-deductibility exception to Section 162(m) of the Code has been repealed for tax years beginning in 2018 under the Tax Cuts and Jobs Act, such that compensation paid to NEOs in excess of $1 million will not be deductible unless it qualifies for transition relief applicable for compensation paid pursuant to a written binding contract that was in effect as of November 2, 2017. Despite these awards being originally structured in a manner that was exempt from Section 162(m) of the Code and, therefore, not subject to its deduction limits, because of the ambiguities and uncertainties as to the interpretation of the scope of the application of the transition relief under the legislation repealing Section 162(m) of the Code’s exemption from the deduction limit, no assurance can be given that compensation intended to satisfy the requirements for exemption from Section 162(m) of the Code will, in fact, be fully deductible.

2018 Executive Compensation

The Committee made certain adjustments to executive compensation for 2018. With respect to the 2018 annual incentive compensation, the Committee adjusted the weighting assigned to financial and non-financial performance metrics to 70% and 30%, respectively (from 80% and 20% respectively in 2017) to drive internal performance on safety (the non-financial performance metrics cover various aspects of Company performance, including safety). In addition, to further align the NEOs’ potential IC payments with the interests of our stockholders, EBITDA, which has historically been normalized, has been separated into a normalized and non-normalized portion for 2018, weighted 25% and 20%, respectively. Also, the Committee determined our NEOs’ executive compensation, including LTI awards, after reviewing peer company benchmarking data, to closer align NEO compensation with the market median for their respective positions (noting that LTI targets for Messrs. Sigurðsson and Heeter and Ms. Fisher are still below the market median). The Committee applied each NEO’s performance multiplier, reflecting the NEO’s individual performance under the 2017 IC program as approved by the Committee, and granted LTI awards to each NEO in the following aggregate dollar amounts (at target): Mr. Harvey, $7,813,034; Mr. Oplinger, $2,000,775; Mr. Sigurdsson, $1,430,465; Mr. Heeter, $1,200,529; and Ms. Fisher, $969,314.

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Executive Compensation | Compensation Discussion and Analysis| Other Compensation Plans and Arrangements of Alcoa

Other Compensation Plans and Arrangements of Alcoa

Change in Control Severance Plan

We maintain the Alcoa Corporation Amended and Restated Change in Control Severance Plan (the “CIC Severance Plan”). The NEOs and other officers designated by the Committee are eligible to participate in the CIC Severance Plan. Under the CIC Severance Plan, an eligible employee who incurs a qualifying termination of employment, which is generally a termination without cause or resignation for good reason within two years following a change in control, will generally be entitled to receive:

•	cash severance equal to three times, in the case of the CEO, CFO and General Counsel, and two times, in the case of other participants, the sum of the employee’s annual base salary and his or her target incentive compensation with respect to the year of the change in control;
•	a pro-rated annual bonus;
•	continued life, accident and health benefits for up to three years, in the case of the CEO, CFO and General Counsel, and up to two years, in the case of other participants, following the qualifying termination of employment;
•	a cash lump sum amount representing the estimated equivalent of three years, in the case of the CEO, CFO and General Counsel, and two years, in the case of other participants, of Alcoa contributions to the Alcoa defined contribution plans in which the employee participates;
•	a cash lump sum amount representing the estimated incremental increase in actuarial benefit that would have been accrued on behalf of the employee during the three years, in the case of the CEO, CFO and General Counsel, and two years, in the case of other participants, following the qualifying termination under the Alcoa defined benefit plans in which the employee participates, if any; and
•	reasonable outplacement services for a period of up to six months.

In addition, the eligible employee will be entitled to receive benefits under Alcoa’s post-retirement health care if the employee would have become entitled to benefits under this plan had he or she remained employed during the three years, in the case of the CEO, CFO and General Counsel, and two years in the case of other participants, following the qualifying termination. If amounts payable to an officer under the CIC Severance Plan would be subject to an excise tax under Section 4999 of the Code, such amounts will be reduced if necessary to maximize the after-tax payment to the officer.

Severance Agreements

Severance agreements were entered into by and between Alcoa and each of the CEO and CFO (together, the “CEO/CFO Severance Agreements”) and other NEOs (collectively, the “Officer Severance Agreements”), for the purpose of providing severance benefits to such officers upon a qualifying termination of employment that occurs other than in connection with a change in control. Payment is generally contingent upon the officer’s execution of a release of claims.

Under the CEO/CFO Severance Agreements, the officer will receive a payment of $50,000 upon a voluntary resignation where such officer provides three months’ notice to Alcoa contingent upon a release of claims. Upon an involuntary termination without cause, such officer is generally entitled to receive (i) cash severance equal to two times the officer’s annual base salary, (ii) a pro-rated annual bonus for the year in which the termination occurs, (iii) $50,000 in consideration of execution of a release of claims, (iv) continued health benefits for two years following termination, and (v) a cash lump sum amount designed to provide two years of additional pension or retirement benefits under the Company defined benefit plans or, as applicable, defined contribution plans in which the officer participates.

Under the Officer Severance Agreements, upon an involuntary termination of the officer’s employment without cause, the officer is generally entitled to receive (i) cash severance equal to the officer’s annual base salary, (ii) a pro-rated annual bonus for the year in which the termination occurs, (iii) continued health benefits for one year following termination, and (iv) either one year of additional pension service under the Alcoa defined benefit plans or a lump sum amount equal to Alcoa’s contribution to the defined contribution plans for one year.

Alcoa Corporation Deferred Compensation Plan

Under the Alcoa USA Corp. Deferred Compensation Plan, participants may defer base salary amounts and certain incentive plan awards until a later date. Generally, earnings on nonqualified deferred compensation include returns on

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Executive Compensation | Compensation Discussion and Analysis| Other Compensation Plans and Arrangements of Alcoa (continued)

notional investments that mirror the investment alternatives available to all salaried employees under the Alcoa Retirement Savings Plan for Salaried Employees.

Double-Trigger Termination and Change in Control Terms in Annual Incentive and LTI Awards

Change in Control Provisions in the Annual Incentive Plan

In the event of a change in control, officers and other key employees receiving compensation pursuant to the Annual Incentive Plan, at the discretion of the Committee, shall be paid a pro-rata portion of target incentive compensation for the calendar year for which awards were made, based on the days of service during such calendar year from the beginning of the calendar year through the date of the change in control.

Change in Control Provisions in the 2016 Stock Incentive Plan

The Alcoa Corporation 2016 Stock Incentive Plan provides for double-trigger equity vesting in the event of a change in control (as defined in the 2016 Stock Incentive Plan). This generally means that if outstanding awards under the 2016 Stock Incentive Plan are replaced by the acquirer or related entity in a change in control of Alcoa, those replacement awards will not immediately vest on a “single trigger” basis, but vesting would accelerate only if the participant is terminated without cause or resigns for good reason (as those terms are defined in the CIC Severance Plan) within 24 months following the change in control.

Compensation Committee Report

The Compensation and Benefits Committee (the “Committee”) has:

1.	reviewed and discussed with management the “Compensation Discussion and Analysis” included in this Proxy Statement; and
2.	based on the review and discussions referred to in paragraph (1) above, the Committee recommended to the Board that the “Compensation Discussion and Analysis” be included in the Company’s Proxy Statement relating to the 2018 Annual Meeting of Stockholders.

The Compensation and Benefits Committee

James W. Owens, Chair

Timothy P. Flynn

Kathryn S. Fuller

James E. Nevels

Carol L. Roberts

Steven W. Williams

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Executive Compensation (continued)

Summary Compensation Table

The following table sets forth information concerning the compensation awarded to, earned by, or paid to, our NEOs for the years indicated below.

In reviewing the amounts shown in the 2017 row of the table for each NEO, please note that the reasons the reported values in the “Stock Awards,” “Option Awards,” “Non-Equity Incentive Plan Compensation,” and “Total” columns are significantly higher than the values set forth in the 2016 row of the table are primarily due to (i) each officer serving a full year in 2017 as an executive officer of Alcoa as a standalone public company (compared to only two months in 2016) and (ii) SEC rules requiring that the values included in the “Stock Awards” column below be determined in accordance with ASC Topic 718, which mandates that Alcoa include not only the aggregate grant date accounting fair value of the 2017 PRSU grants (with a three-year cumulative performance period) and time-based RSUs awarded by the Committee in February 2017, but also for each applicable NEO, the aggregate grant date accounting fair value of the 2017 one-year tranches of the legacy Arconic 2015 and 2016 PRSU awards for which annual performance goals are set at the commencement of each year in the three-year performance period (for the 2017 tranche, by the Committee in February 2017).

Name and Principal Position (a)(1)	Year (b)	Salary ($) (c)(2)	Bonus ($) (d)(3)	Stock Awards ($) (e)(4)	Option Awards ($) (f)(4)	Non-Equity Incentive Plan Compensation ($) (g)(5)	Change in Pension Value and Non- Qualified Deferred Compensation Earnings ($) (h)(6)	All Other Compensation ($) (i)(7)	Total ($) (j)
Roy C. Harvey	2017	$925,000	$—	$5,835,662	$1,100,082	$1,868,685	$719,522	$271,172	$10,720,123
President and Chief Executive Officer	2016	$591,667	$—	$946,334	$362,682	$1,149,177	$262,577	$773,519	$4,085,956
	2015	$508,068	$—	$1,100,318	$275,039	$454,307	$160,233	$523,369	$3,021,334
William F. Oplinger	2017	$595,833	$—	$2,773,386	$400,019	$716,490	$751,233	$75,675	$5,312,636
Executive Vice President And Chief Financial Officer	2016	$550,000	$—	$1,389,794	$320,150	$865,013	$446,202	$72,453	$3,643,612
	2015	$541,667	$—	$1,600,406	$400,020	$479,375	$327,386	$37,500	$3,386,354
Tómas M. Sigurðsson	2017	$519,574	$—	$1,208,295	$220,116	$549,813	$—	$191,266	$2,689,064
Executive Vice President and	2016	$450,001	$—	$568,966	$—	$465,758	$3,758	$204,779	$1,693,262
Chief Operating Officer	2015	$444,000	$—	$495,423	$166,150	$340,635	$—	$295,103	$1,741,311
Jeffrey D. Heeter	2017	$390,000	$—	$680,445	$150,023	$422,078	$384,768	$30,264	$2,057,578
Executive Vice President, General Counsel and Secretary	2016	$284,017	$60,000	$250,267	$—	$208,621	$197,450	$22,422	$1,022,777
Leigh Ann Fisher	2017	$390,000	$—	$740,984	$137,573	$351,731	$705,551	$22,790	$2,348,629
Executive Vice President and	2016	$353,907	$—	$262,031	$88,569	$361,536	$370,547	$18,710	$1,455,300
Chief Administrative Officer	2015	$342,657	$—	$330,904	$—	$230,629	$258,983	$15,900	$1,179,073

Notes to Summary Compensation Table

(1)	Named Executive Officers. Mr. Sigurðsson is paid in Icelandic króna and the amount reflected in the table are US Dollar equivalents using an internal rate of .00939 Icelandic króna to US Dollars. Mr. Harvey does not receive any additional compensation in connection with his service as a director on the Alcoa Board.
(2)	Salary. Amounts in this column represent the base salary earned and paid in 2017 for each NEO. Annual salary increases are typically effective March 1 of each year.
(3)	Bonus. The amount in this column represents a discretionary bonus; no discretionary bonuses were paid in 2017.

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Executive Compensation (continued)

(4)	Stock Awards and Option Awards. The value of stock awards in column (e) and stock options in column (f) equals the grant date accounting fair value, which is calculated in accordance with ASC Topic 718. Amounts reflected in column (e) of the Summary Compensation Table are comprised of the accounting value of (i) both the time-vested RSUs and PRSUs granted in 2017, as shown in the first table below, and (ii) the 2017 one-year tranche of the PRSUs granted by Arconic in 2015 and 2016, as shown in the second table below. The PRSUs granted in 2017 for the 2017-2019 performance period are reported in the Summary Compensation Table based on the grant date accounting fair value as determined using a Monte Carlo valuation, and the 2017 tranches of the legacy PRSUs granted by Arconic in 2015 and 2016 tranches are reported at 100% of target.

			2017 Performance RSU Award for the 2017-2019 Performance Period(a)
Name	Grant Date	2017 Time-Based RSUs(a)	At Target	At Maximum
Roy C. Harvey	2/2/2017	$1,100,256	$3,885,049	$6,600,029
William F. Oplinger	2/2/2017	$400,162	$1,412,866	$2,400,216
Tómas M. Sigurðsson	2/2/2017	$220,051	$777,187	$1,320,307
Jeffrey D. Heeter	2/2/2017	$150,343	$530,102	$900,552
Leigh Ann Fisher	2/2/2017	$137,532	$485,742	$825,192
(a)	The values in these columns are based on the aggregate grant date fair value, determined in accordance with ASC Topic 718. The time-based RSU awards are valued at the closing market price per share on the date of grant. At the grant date on February 2, 2017, the closing price per share of Alcoa common stock was $37.68. Fair values for the PRSU awards at target were estimated using Monte Carlo simulations of stock price correlation, and other variables over three-year time horizons matching the PRSU performance measurement period. The per share fair value of PRSU awards made to the NEOs in 2017 was $44.36.

The grant date fair value for the 2017 tranches of the 2015 and 2016 PRSUs, at target and maximum, are as follows:

		2017 Grant Date Value of Performance RSU Award(a)
Name	Grant Date(a)	At Target	At Maximum
Roy C. Harvey	1/19/2016	$483,562	$967,125
	1/20/2015	$366,795	$733,589

	Total	$850,357	$1,700,714
William F. Oplinger	1/19/2016	$426,832	$853,663
	1/20/2015	$533,526	$1,067,052

	Total	$960,358	$1,920,715
Tómas M. Sigurðsson	1/19/2016	$100,959	$201,917
	1/20/2015	$110,098	$220,195

	Total	$211,057	$422,112
Leigh Ann Fisher	1/19/2016	$62,574	$125,149
	1/20/2015	$55,136	$110,272

	Total	$117,710	$235,421
(a)	For each award, the performance criteria applicable to the 2017 tranche of the three-year performance period were approved by the Committee in February 2017. The grant dates listed in the column are the dates that the Arconic Compensation Committee approved for the establishment of the awards at the commencement of the applicable three-year performance period. These PRSU awards are valued at the closing market price per share on the date of grant (as converted at Separation), of $34.83 for the 2015 grant, and $15.10 for the 2016 grant.

For a discussion of the assumptions used to estimate the fair value of stock awards and stock options, please refer to the following sections in the 2017 Annual Report “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Critical Accounting Policies and Estimates—Stock-based Compensation” and Note M to the consolidated financial statements respectively.

(5)	Non-Equity Incentive Plan Compensation. The amount in this column reflects the cash payments made under the Annual Incentive Plan as further described under “2017 Annual Incentive Compensation.”

(6)	Change in Pension Value and Nonqualified Deferred Compensation Earnings. The amounts shown for 2017 reflects the aggregate change in the actuarial present value of each NEO’s accumulated benefit under all defined benefit and actuarial plans, including supplemental plans, from December 31, 2016 to December 31, 2017. Pension values may fluctuate significantly based on a number of factors, including age, years of service, average annual earnings, discount rate, mortality and exchange rate assumptions used for measurement of pension obligations from 2016 to 2017. Assumptions used are further described under “2017 Pension Benefits.”

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Executive Compensation (continued)

(7)	All Other Compensation. Please see the information below regarding amounts set forth in this column.

Name	Relocation(a)	Dividends(b)	Auto Allowance(c)	Matching Contribution		Other(e)	Total All Other Compensation
				Savings Plan(d)	Deferred Compensation Plan(d)
Roy C. Harvey	$246,746	$8,226	$0	$16,200	$0	$0	$271,172
William F. Oplinger	$3,541	$37,783	$0	$16,200	$18,150	$0	$75,675
Tómas M. Sigurðsson	$0	$13,843	$34,295	N/A	N/A	$9,526	$191,266
Jeffrey D. Heeter	$0	$6,864	$0	$16,100	$7,300	$0	$30,264
Leigh Ann Fisher	$0	$6,590	$0	$16,200	$0	$0	$11,790

(a)	Relocation Expenses. In 2017, Alcoa provided relocation benefits in the amounts of $246,746 and $3,541 to Mr. Harvey and Mr. Oplinger respectively to assist in their transition from New York, NY to the relocated Alcoa headquarters in Pittsburgh, PA, which includes a gross-up amount of $99,645 for Mr. Harvey in accordance with policies applicable to senior management.
(b)	Dividend Equivalents and Fractional Shares. In 2017, Alcoa paid the associated accrued dividend from Arconic in relation to the vesting of the 2014 time-vested and performance-based RSUs. Alcoa does not currently pay a dividend.
(c)	Company Car. In 2017, the Company provided a car allowance to Mr. Sigurðsson in the amount of $34,295, which is a customary benefit in Iceland and one provided to all members of Icelandic management.
(d)	Company Contributions to Savings Plans. During 2017, the NEOs were eligible to participate in the Retirement Savings Plan for Salaried Employees of Alcoa USA Corp., a tax-qualified retirement savings plan and the Alcoa USA Corp. Deferred Compensation Plan, a nonqualified deferred compensation plan. Under the tax-qualified 401(k) plan, participating employees may contribute up to 25% of base pay on a pretax basis including up to 10% on an after-tax basis. The employer matches 100% of employee pretax contributions up to 6% of base pay. Mr. Sigurðsson participated in two Icelandic defined contribution saving plans in which the Company provided contributions of 10% for the mandatory plan and 4% for the voluntary plan, in the aggregate amount of $133,602. For the other NEOs, if an NEO’s contributions to the tax-qualified plan exceed the limit on contributions imposed by the Code, the executive may elect to have the amount over the limit “spill over” into the nonqualified deferred compensation plan.
(e)	Other. In 2017, the Company provided enhanced insurance benefits to all members of Icelandic management including Mr. Sigurðsson.

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Executive Compensation (continued)

2017 Grants of Plan-Based Awards

The following table provides information on equity and non-equity plan-based awards granted by Alcoa in 2017 and for the 2017 tranches of the legacy 2015 and 2016 PRSUs granted by Arconic.

Name	Award	Grant Dates	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)(3)			All Other Stock Awards: Number of Shares of Stock or Units(5) (#)	All Other Option Awards: Number of Securities Underlying Options(4) (#)	Exercise or Base Price of Option Awards ($/sh)	2017 Grant Date Fair Value of Stock and Option Awards ($)
			Threshold ($)	Target ($)	Maximum(4) ($)	Threshold (#)	Target (#)	Maximum (#)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)	(l)	(m)
Roy C. Harvey	IC(1)	2/2/2017	$647,500	$1,295,000	$3,885,000
	Option(4)	2/2/2017								88,360	$37.68	$1,100,082
	RSU(5)	2/2/2017							29,200			$1,100,256
	PRSU(2)	2/2/2017				0	87,580	175,160				$3,885,049
	PRSU(3)	1/19/2016				0	32,024	64,048				$483,562
	PRSU(3)	1/20/2015				0	10,531	21,062				$366,795
William F. Oplinger	IC(1)	2/2/2017	$297,917	$595,833	$1,787,500
	Option(4)	2/2/2017								32,130	$37.68	$400,019
	RSU(5)	2/2/2017							10,620			$400,162
	PRSU(2)	2/2/2017				0	31,850	63,700				$1,412,866
	PRSU(3)	1/19/2016				0	28,267	56,534				$426,832
	PRSU(3)	1/20/2015				0	15,318	30,636				$533,526
Tómas M. Sigurðsson	IC(1)	2/2/2017	$259,787	$519,574	$1,558,722
	Option(4)	2/2/2017								17,680	$37.68	$220,116
	RSU(5)	2/2/2017							5,840			$220,051
	PRSU(2)	2/2/2017				0	17,520	35,040				$777,187
	PRSU(3)	1/19/2016				0	6,686	13,372				$100,959
	PRSU(3)	1/20/2015				0	3,161	6,322				$110,098
Jeffrey D. Heeter	IC(1)	2/2/2017	$146,250	$292,500	$877,500
	Option(4)	2/2/2017								12,050	$37.68	$150,023
	RSU(5)	2/2/2017							3,990			$150,343
	PRSU(2)	2/2/2017				0	11,950	23,900				$530,102
Leigh Ann Fisher	IC(1)	2/2/2017	$146,250	$292,500	$877,500
	Option(4)	2/2/2017								11,050	$37.68	$137,573
	RSU(5)	2/2/2017							3,650			$137,532
	PRSU(2)	2/2/2017				0	10,950	21,900				$485,742
	PRSU(3)	1/19/2016				0	4,144	8,288				$62,574
	PRSU(3)	1/20/2015				0	1,583	3,166				$55,136
(1)	Represents 2017 annual cash incentive awards granted under the Company’s Annual Incentive Plan. For additional information, please see “Compensation Discussion and Analysis—2017 Annual Incentive Compensation.”
(2)	Three-year PRSUs granted in 2017 under the Company’s 2016 Stock Incentive Plan for the 2017-2019 performance period. Grant date values are determined in accordance with ASC Topic 718. See “Compensation Discussion and Analysis—2017 Equity Awards: Performance-Based Restricted Share Units, Time-Based Restricted Share Units, and Time-Vested Stock Options.”
(3)	PRSUs originally granted by Arconic in 2015 and 2016 under its 2013 Alcoa Stock Incentive Plan and converted and assumed by Alcoa as PRSU awards under the Company’s 2016 Stock Incentive Plan post-Separation. Amounts shown are for the 2017 one-year tranches of such awards and grant date values are determined in accordance with ASC Topic 718. See “Compensation Discussion and Analysis—2017 Equity Awards: Performance-Based Restricted Share Units, Time-Based Restricted Share Units, and Time-Vested Stock Options.”
(4)	Time-vested stock options granted under the Company’s 2016 Stock Incentive Plan. Grant date values are determined in accordance with ASC Topic 718. See “Compensation Discussion and Analysis—2017 Equity Awards: Stock Options, Restricted Share Units and Performance-Based Restricted Share Units.”
(5)	Time-vesting RSUs granted under the Company’s 2016 Stock Incentive Plan. Grant date values are determined in accordance with ASC Topic 718. See “Compensation Discussion and Analysis—2017 Equity Awards: Performance-Based Restricted Share Units, Time-Based Restricted Share Units, and Time-Vested Stock Options.”

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Executive Compensation (continued)

2017 Outstanding Equity Awards at Fiscal Year-End

The following table provides information on outstanding Alcoa equity awards held by the NEOs at December 31, 2017.

Name	Option Awards					Stock Awards(2),(3)
	Number of Securities Underlying Unexercised Options (Exercisable)(1) (#)	Number of Securities Underlying Unexercised Options (Unexercisable)(1) (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested(2) (#)	Market Value of Shares or Units of Stock That Have Not Vested* ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested(3) (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested* ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Roy C. Harvey
						70,703	$3,808,771	119,604	$6,443,067
	—	88,360	—	37.68	2/2/2027
	25,452	50,902	—	15.10	1/19/2026
	18,316	9,158	—	34.83	1/20/2025
	46,580	—	—	24.73	1/16/2024
	12,431	—	—	19.89	1/16/2023
	4,625	—	—	22.78	1/20/2022
	10,930	—	—	36.38	1/25/2021
William F. Oplinger
						59,673	$3,214,585	60,117	$3,238,503
	—	32,130	—	37.68	2/2/2027
	22,467	44,933	—	15.10	1/19/2026
	26,639	13,319	—	34.83	1/20/2025
	50,629	—	—	24.73	1/16/2024
	40,293	—	—	19.89	1/16/2023
	44,473	—	—	22.78	1/20/2022
	2,384	—	—	36.38	1/25/2021
	6,804	—	—	30.33	1/26/2020
Tómas M. Sigurðsson
						40,754	$2,195,418	24,205	$1,303,923
	—	17,680	—	37.68	2/2/2027
	11,065	5,532	—	34.83	1/20/2025
	13,181	—	—	22.78	1/20/2022
Jeffrey D. Heeter
						27,403	$1,476,200	11,950	$643,747
	—	12,050	—	37.68	2/2/2027
Leigh Ann Fisher
						20,319	$1,094,585	15,093	$813,060
	—	11,050	—	37.68	2/2/2027
	6,216	12,430	—	15.10	1/19/2026
	12,251	—	—	24.73	1/16/2024
	13,395	—	—	19.89	1/16/2023
	7,983	—	—	22.78	1/20/2022
	5,009	—	—	36.38	1/25/2021
	11,145	—	—	30.33	1/26/2020
*	The closing price per share of Alcoa’s common stock on December 29, 2017 was $53.87 (December 31, 2017 was not a trading day).
(1)	Time-vested options have a term of ten years and vest incrementally over three years beginning on the first anniversary of the date of grant.

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Executive Compensation (continued)

(2)	Stock awards in column (g) include PRSU awards, which are deemed to be earned because the performance condition has been achieved, but which have not vested, and time-based RSU awards. The 2017 PRSU awards vest after a three-year performance period, if earned, and are subject to continued employment of the grantee. Each annual tranche of the 2015 and 2016 PRSU awards has performance criteria established at the beginning of each such annual period. All time-based RSUs cliff-vest three years from the date of grant. See table that follows footnote 3.
(3)	Stock awards in column (i) include unearned PRSU awards (at the target amount) and for which the performance period has not ended. See table that follows.

Name	Award	Grant Date	Column (g) Shares (Earned but not Vested)	Column (i) Shares (Unearned and Unvested)	Vesting Date
Roy C. Harvey
	RSU	2/2/2017	29,200	—	2/2/2020
	PRSU	2/2/2017	—	87,580	2/2/2020
	PRSU	1/19/2016	25,652	32,024	1/19/2019
	PRSU	1/20/2015	15,851	—	1/20/2018
Total			70,703	119,604
William F. Oplinger
	RSU	2/2/2017	10,620	—	2/2/2020
	PRSU	2/2/2017	—	31,850	2/2/2020
	PRSU	1/19/2016	24,819	28,267	1/19/2019
	PRSU	1/20/2015	24,234	—	1/20/2018
Total			59,673	60,117
Tómas M. Sigurðsson
	RSU	2/2/2017	5,840	—	2/2/2020
	RSU	1/19/2016	20,057	—	1/19/2019
	RSU	1/20/2015	4,742	—	1/20/2018
	PRSU	2/2/2017	—	17,520	2/02/2020
	PRSU	1/19/2016	5,356	6,685	1/19/2019
	PRSU	1/20/2015	4,759	—	1/20/2018
Total			40,754	24,205
Jeffrey D. Heeter
	RSU	2/2/2017	3,990	—	2/2/2020
	RSU	1/19/2016	16,574	—	1/19/2019
	RSU	1/20/2015	6,839	—	1/20/2018
	PRSU	2/2/2017	—	11,950	2/2/2020
Total			27,403	11,950
Leigh Ann Fisher
	RSU	2/2/2017	3,650	—	2/2/2020
	RSU	1/19/2016	6,215	—	1/19/2019
	RSU	1/20/2015	4,750	—	1/20/2018
	PRSU	2/2/2017	—	10,950	2/2/2020
	PRSU	1/19/2016	3,320	4,143	1/19/2019
	PRSU	1/20/2015	2,384	—	1/20/2018
Total			20,319	15,093

2017 Option Exercises and Stock Vested

The following table sets forth the actual value received by the NEOs upon exercise of stock options or vesting of stock awards in 2017.

Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
(a)	(b)	(c)	(d)(1)	(e)(2)
Roy C. Harvey	—	—	11,130	$419,378
William F. Oplinger	—	—	51,124	$1,926,352
Tómas M. Sigurðsson	—	—	19,990	$710,697
Jeffrey D. Heeter	—	—	9,287	$303,128
Leigh Ann Fisher	—	—	8,917	$320,560

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2018 PROXY STATEMENT

Executive Compensation (continued)

(1)	Reflects vesting of time-based RSU awards (for all NEOs) and PRSU awards (for all NEOs other than Mr. Heeter) granted in 2014 upon completion of the three-year period in January 2017. Mr. Sigurðsson also had an RSU award vest in July 2017 that was granted in 2014.
(2)	Amounts were calculated using the per share closing price of Alcoa stock on the vesting date.

2017 Pension Benefits

The following table contains information with respect to each plan that provides for specified retirement payments or benefits primarily following retirement, including tax-qualified defined benefit plans and non-qualified defined benefit plans, but excluding defined contribution plans. On January 17, 2018, the Company announced that, effective January 1, 2021, salaried employees, including participating NEOs, in the United States and Canada will cease accruing retirement benefits for future service under the following defined benefit pension plans.

Name	Plan Names	Number of Years of Credited Service (#)	Present Value of Accumulated Benefits ($)	Payments During Last Fiscal Year ($)
Roy C. Harvey	Pension Plan for Certain Salaried Employees of Alcoa USA (Rule IM)	15.9	$356,761	N/A
	Alcoa USA Corp. Nonqualified Supplemental Retirement Plan C	15.9	$1,168,898
William F. Oplinger	Pension Plan for Certain Salaried Employees of Alcoa USA (Rule IM)	17.8	$515,571	N/A
	Alcoa USA Corp. Nonqualified Supplemental Retirement Plan C	17.8	$1,902,431
Tómas M. Sigurðsson(1)	—	—	—	—
	—	—	—
Jeffrey D. Heeter	Pension Plan for Certain Salaried Employees of Alcoa USA (Rule IC)	19.8	$796,391	N/A
	Alcoa USA Corp. Nonqualified Supplemental Retirement Plan C	19.8	$504,806
Leigh Ann Fisher	Pension Plan for Certain Salaried Employees of Alcoa USA (Rule IC)	28.6	$1,091,109	N/A
	Alcoa USA Corp. Nonqualified Supplemental Retirement Plan C	28.6	$1,417,113
(1)	Mr. Sigurðsson is not eligible to participate in Alcoa’s defined benefit plans.

The present value calculations are based on Alcoa specific mortality assumptions and the discount rate assumption used was 3.70% for the Pension Plan for Certain Salaried Employees of Alcoa USA Corp. and 3.75% for the Alcoa USA Corp. Nonqualified Supplemental Retirement Plan.

Qualified Defined Benefit Plan. Effective August 1, 2016, in anticipation of the Separation, Arconic spun off certain assets and liabilities from Alcoa Retirement Plan I (the “Predecessor Retirement Plan”) attributable to employees including Messrs. Harvey, Oplinger, Heeter and Ms. Fisher to form the Pension Plan for Certain Salaried Employees of Alcoa USA Corp. (Plan I), sponsored by Alcoa USA Corp. The Plan is intended as a continuation of the Predecessor Retirement Plan for the participants covered by the Plan and recognizes elections and retirements under the Predecessor Retirement Plan for affected employees and former employees.

The Plan is a funded, tax-qualified, non-contributory defined benefit pension plan that covers a majority of U.S. salaried employees hired before March 1, 2006. Benefits under the plan are based upon years of service and final average earnings. Final average earnings include salary plus 100% of annual cash incentive compensation. The Plan reflects the compensation limit imposed by the Code, which was $270,000 for 2017. The base benefit payable at age 65 is 1.1% of final average earnings up to the social security covered compensation limit plus 1.475% of final average earnings above the social security covered compensation limit, times years of service. Early retirement benefits are available for employees covered by Rule IC or Rule IM who leave the Company at age 55 with 10 or more years of service, however benefits are reduced from age 62 (Rule IC) or age 65 (Rule IM) based on age at commencement. Benefits are payable as a single life annuity, a reduced 50% joint and survivor annuity, or a reduced 75% joint and survivor annuity upon retirement. For Rule IC participants who retire prior to age 62 with 30 or more years of service, the benefit payable until age 62 is determined by a different formula of 1.5% of Average Final Compensation up to $100,000, plus 1% of Average Final Compensation above $100,000, multiplied by service. This benefit payable until age 62 is not reduced for early commencement. Final average earnings are calculated using the average of the highest five of the last ten years of earnings, in the case of Ms. Fisher and Mr. Heeter, and the average of the highest consecutive five of the last ten years of earnings for Messrs. Harvey and Oplinger.

61

2018 PROXY STATEMENT

Executive Compensation (continued)

Nonqualified Defined Benefit Plans. Effective August 1, 2016, in anticipation of the Separation, Arconic separated the Alcoa Inc. Employees’ Excess Benefits Plan C (the “Predecessor Excess Benefit Plan”) into two separate plans: the Alcoa USA Corp. Nonqualified Supplemental Retirement Plan C and the Predecessor Excess Benefit Plan (renamed Arconic Employees’ Excess Benefits Plan C). Alcoa USA Corp. has adopted and is the sponsor of the Alcoa USA Corp. Nonqualified Supplemental Retirement Plan C (this “Non-Qualified Pension Plan”) effective August 1, 2016. This Non-Qualified Pension Plan is intended as a continuation of the Predecessor Excess Benefit Plan for the participants covered by this Non-Qualified Pension Plan and recognizes retirements and service accrued under the Predecessor Excess Benefit Plan for affected employees and former employees.

In 2017, Messrs. Harvey, Oplinger, and Heeter and Ms. Fisher participated in the Non-Qualified Pension Plan. This plan is a nonqualified plan which provides for benefits that exceed the limits on compensation imposed by the Code. The benefit formula is identical to the Pension Plan for Certain Salaried Employees of Alcoa USA Corp formula. Benefits under the nonqualified plan are payable as a reduced 50% joint and survivor annuity if the executive is married. Otherwise, the benefit is payable as a single life annuity.

2017 Nonqualified Deferred Compensation

The following table sets forth information concerning each defined contribution or other plan that provides for the deferral of compensation on a basis that is not tax-qualified.

Name	Executive Contributions in 2017 ($)(1)	Registrant Contributions in 2017 ($)(2)	Aggregate Earnings in 2017 ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at 12/31/2017 ($)(3)
(a)	(b)	(c)	(d)	(e)	(f)
Roy C. Harvey	—	—	—	—	—
William F. Oplinger	$59,583	$18,150	$294,432	—	$1,299,826
Tómas M. Sigurðsson	—	—	$10,523	—	$77,830
Jeffrey D. Heeter	$40,500	$7,300	$84,403	—	$363,433
Leigh Ann Fisher	—	—	$12,256	—	$102,244
(1)	The amounts in this column were contributed by the NEOs into their accounts under the deferred compensation plan, which includes amounts reflected in the “Salary” column of the 2017 row of the Summary Compensation Table.
(2)	2017 contributions under the deferred compensation plan are also included in the “All Other Compensation” column of the Summary Compensation Table for each applicable NEO as detailed in Note 7 to the Summary Compensation Table.
(3)	This column includes NEOs’ and Alcoa’s contributions, which amounts are also included in the “Salary” and “All Other Compensation” columns, as applicable, of the Summary Compensation Table. For 2017 amounts included in the aggregate balance, see footnotes 1 and 2 herein. For 2016, total contributions for each NEO were as follows: Mr. Harvey, $0; Mr. Oplinger, $71,500; Mr. Sigurðsson $ 25,969; Mr. Heeter, $26,159; and Ms. Fisher, $0. For 2015, total contributions for each NEO whose compensation was publicly reported are as follows: Mr. Harvey, $0; Mr. Oplinger, $539,138; Mr. Sigurðsson, $38,075; and Ms. Fisher, $0.

The investment options under the Alcoa USA Corp. Deferred Compensation Plan are generally the same choices available to all salaried employees under the relevant defined contribution plans and the NEOs did not receive preferential earnings on their investments. The NEOs may defer up to 25% of their salaries in total to the defined contribution plan and deferred compensation plan and up to 100% of their annual cash incentive compensation to the deferred compensation plan.

To the extent the executive elects, the employer contributes matching contributions on employee base salary deferrals that exceed the limits on compensation imposed by the Code. In 2017, total matching contribution amounts by Alcoa were $18,150 for Mr. Oplinger and $7,300 for Mr. Heeter.

The principal benefit to the NEOs of the Alcoa USA Corp. Deferred Compensation Plan is that United States taxes are deferred until the deferred amount and credited earnings are withdrawn, so that savings accumulate on a pretax basis. Alcoa also benefits from this arrangement because it does not use its cash to pay the deferred salaries or incentive compensation of the individuals who have deferred receipt of these amounts. Alcoa may use this cash for other purposes until the deferred account is paid to the individual upon termination of employment. All nonqualified pension and deferred compensation are general unsecured assets of Alcoa until paid. Upon termination of employment, deferred compensation will be paid in cash as a lump sum or in up to ten annual installments, depending on the individual’s election, account balance and retirement eligibility.

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Executive Compensation (continued)

Potential Payments upon Termination or Change in Control

Except as otherwise provided, the following narrative and tables set forth the potential payments and the value of other benefits that would vest or otherwise accelerate vesting at, following, or in connection with any termination, including without limitation, resignation, retirement or a constructive termination of an NEO, or a “change in control” of Alcoa, or a change in the NEOs’ responsibilities, as such scenarios are contemplated in the contracts, agreements, plans or arrangements described below.

The tables assume that employment termination and/or the change in control occurred on December 31, 2017 and a valuation of our common stock based on its closing market price per share on December 29, 2017 of $53.87 (the last trading day of 2017). The tables also assume that each executive will take all action necessary or appropriate for such person to receive the maximum available benefit, such as execution of a release of claims and compliance with restrictive covenants described below.

A description of some elements of the plans, arrangements and agreements covered by the following tables and which provide for payments or benefits in connection with a termination of employment or change in control are also described under “Compensation Discussion and Analysis.” The footnotes to the tables describe the assumptions that were used in calculating the amounts described below.

Potential Payments upon a Change in Control.

Alcoa maintains the CIC Severance Plan, which is designed to retain the NEOs and other eligible key executives designated by the Compensation Committee during the period that a transaction is being negotiated or during a period in which a hostile takeover is being attempted and to ensure the impartiality of the key negotiators for Alcoa.

The CIC Severance Plan provides participating officers with severance compensation if their employment is terminated without cause or if they leave for good reason, in either case within two years after a change in control of Alcoa, or in certain limited circumstances prior to a change in control. All of the NEOs participated in this plan in 2017.

Under the CIC Severance Plan, a “change in control” is defined as:

•	Any person acquiring 30% or more of Alcoa’s voting power if certain conditions are met; or

•	a majority of the Board is replaced during any 12-month period by directors whose appointment (i) is not endorsed by a majority of the Board before such date, and/or (ii) is in connection with an election contest or through the use of the Company’s proxy access procedures; or
•	Any person acquires (or has acquired within 12 months) assets of the Company that have a fair market value of more than 40% of the total fair market value of Alcoa’s assets immediately before such transaction(s); or

•	The consummation of liquidation or dissolution of the Company.

In general, the CIC Severance Plan provides for the payment of severance benefits if a change in control occurs, and within two years thereafter either:

1.	The Company terminates the executive’s employment with the Company without “cause,” which is defined to mean intentional failure to perform stated duties after 30 days’ notice to cure, or willful engagement in conduct materially injurious to the Company; or

2.	The executive terminates employment with the Company for “good reason,” which is defined to mean:

•	The assignment of duties inconsistent with position or a substantial adverse alteration in the nature and status of the position; or

•	Reduction in total compensation and benefits; or
•	Relocation of more than 50 miles from principal job location; or

•	Failure to pay compensation within 14 days of when such compensation is due.

The CIC Severance Plan provides a higher level of benefits for Alcoa’s CEO, CFO and General Counsel than for other participating officers as a result of the Committee’s determination of the criticality of these roles in the event of a potential change in control transaction. As a result, in the event of a qualifying termination, Messrs. Harvey, Oplinger and Heeter will

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Executive Compensation (continued)

receive a lump sum cash payment equal to three times annual base salary plus target annual cash incentive compensation; continuation of life, accident, and health care benefits for up to three years; and lump sum amounts designed to provide three additional years of Alcoa contributions to the defined contribution plans in which they participate and three additional years of defined benefit plan accrual if applicable. All other participating officers, including Mr. Sigurðsson and Ms. Fisher, will receive a lump sum payment equal to two times their annual base salary plus target annual cash incentive compensation; continuation of life, accident, and health care benefits for up to two years; and lump sum amounts designed to provide two additional years of Alcoa contributions to the defined contribution plans in which they participate and in the case of Ms. Fisher, two additional years of defined benefit plan accrual. In addition, under the plan all NEOs will receive a pro-rated target annual bonus and up to six months of outplacement services. The plan does not provide any participant with reimbursement of excise taxes.

The amounts shown in the table below include the estimated net present value of accelerated vesting of stock options and stock awards for all NEOs. Awards do not have automatic vesting upon a change in control if a replacement award is provided, but such replacement awards would vest upon termination of an officer’s employment without cause or if the officer leaves for good reason, in either case within two years after a change in control. Values presented in the tables below assume that both a change in control and a qualifying termination occurred for each NEO on December 31, 2017. The estimated value of accelerated vesting of stock awards is calculated based on the per share closing price of Alcoa’s common stock on December 29, 2017, which was $53.87 (the last trading day of 2017), and assuming that PRSU awards vest at the target level.

Executive Severance Agreements. Alcoa has entered into severance agreements with certain executives, including each of its NEOs, to facilitate transitioning of key positions to suit the timing needs of Alcoa.

The severance agreements with Messrs. Harvey and Oplinger provide that, if their employment is terminated without cause, they will receive a lump sum amount equivalent to two years’ base salary; a pro-rated annual bonus for the year in which the termination occurs, calculated based on achievement of applicable goals; continued health care benefits for a two-year period; and a lump sum amount designed to provide two additional years of pension accrual under Alcoa’s defined benefit plan. In the case of such an involuntary termination without cause, or a voluntary termination where they provide three months’ notice to Alcoa, Messrs. Harvey and Oplinger will also receive a lump sum severance payment of $50,000 upon execution of a general release of legal claims against Alcoa. No payments will be made under the agreement unless a general release is signed. The agreement requires Messrs. Harvey and Oplinger to agree to a two-year post-termination non-competition and non-solicitation provision, as well as to an ongoing confidentiality provision.

The severance agreements with Messrs. Heeter and Sigurðsson, and Ms. Fisher, provide that, if their employment is terminated without cause, they will receive a lump sum amount equivalent to one year’s base salary; a pro-rated annual bonus for the year in which the termination occurs, calculated based on achievement of applicable goals; continued health benefits for one year following termination; and either credit for one year of additional pension service under the defined benefit plan or, in the case of Mr. Sigurðsson, a lump sum amount equal to Alcoa’s contribution to the defined contribution plan in which he participates for one year. The agreement requires the executives to acknowledge the ongoing effectiveness of any noncompetition, nonsolicitation or confidentiality agreements with Alcoa to which they are party. No payment will be made under the agreement unless a general release is signed.

If severance payments or benefits are payable to any of the NEOs under the CIC Severance Plan, no payments would be paid under the officer’s executive severance agreement.

Equity Award Treatment.

Equity awards granted by Alcoa generally do not provide for accelerated vesting in circumstances where the awards are not assumed by the successor in a change in control. Stock options and RSUs will continue to vest in accordance with their original vesting schedule following an employee’s termination of employment due to death, disability, or retirement that occurs at least six months after the grant date, and may continue to vest if the termination is as a result of Alcoa’s divestiture of a business. In the case of PRSUs, such continued vesting is subject to achievement of applicable performance targets.

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Executive Compensation (continued)

Tables Relating to Potential Payments Upon Termination

Roy C. Harvey

	Termination without Cause or for Good Reason ($)	Termination in Connection with a Change in Control ($)	Death ($)	Disability ($)(5)	Retirement ($)(5)(6)
Compensation
Cash Severance(1)	$1,860,695	$6,518,502	$0	$0	$0
Pro-Rata Bonus(1)(2)	$1,828,983	$1,267,486	$1,828,983	$0	$0
Long Term Incentives
Restricted Share Units—Unvested & Accelerated	$1,573,004	$1,573,004	$1,573,004	$1,573,004	$0
Performance-Based Restricted Share Units—Unvested & Accelerated(2)	$8,678,834	$8,678,834	$8,678,834	$8,678,834	$0
Stock Options—Unvested & Accelerated	$3,578,387	$3,578,387	$3,578,387	$3,578,387	$0
Benefits and Perquisites
Health Insurance(2)(4)	$40,186	$61,293	$0	$0	$0
Life & Accident Insurance(2)(4)	$0	$2,578	$0	$0	$0
Outplacement Services	$0	$16,016	$0	$0	$0
Pension Value
Present value of additional pension credits(3)	$137,800	$1,306,100	$0	$0	$0
Total	$17,697,889	$23,002,200	$15,659,208	$13,830,225	$0
(1)	Cash Severance, Pro-rata Bonus and Insurance rates are based on a discount rate of 3.75%, and Alcoa specific morality rates.
(2)	Pro-rata bonus amounts under the “Termination Without Cause or for Good Reason” and “Death” columns reflect actual 2017 annual IC payout. PRSU amounts reflect actual earned awards for all completed tranches including the 2017 performance period, and at target for the 2018 tranche. The 2017 three-year PRSU awards are reflected at target.
(3)	Based on lump sum assumptions; IRS mortality and Pension Protection Act segment rates of: 1.79% for years 1-5, 3.80% for years 6-20, and 4.71% thereafter.
(4)	Health and Life costs are based on individual elections and budgeted rates for 2018 with assumed trend rates to estimate 2019 and 2020 costs.
(5)	The disclosure assumes the Committee did not exercise its discretion to award pro-rata IC amounts in the event of disability or retirement.
(6)	Mr. Harvey was not eligible for retirement benefits on December 31, 2017 as he does not currently meet the retirement criteria under the plan. The retirement eligibility provisions are described under the 2017 Pension Benefits section; those same retirement eligibility provisions apply to the 2016 Stock Incentive Plan.

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Executive Compensation (continued)

William F. Oplinger

	Termination without Cause or for Good Reason ($)	Termination in Connection with a Change in Control ($)	Death ($)	Disability ($)(5)	Retirement ($)(5)(6)

Compensation

Cash Severance(1)	$1,234,292	$3,525,962	$0	$0	$0

Pro-Rata Bonus(1)(2)	$701,268	$583,174	$701,268	$0	$0

Long Term Incentives

Restricted Share Units—Unvested & Accelerated	$572,099	$572,099	$572,099	$572,099	$0

Performance-Based Restricted Share Units—Unvested & Accelerated(2)	$5,880,988	$5,880,988	$5,880,988	$5,880,988	$0

Stock Options—Unvested & Accelerated	$2,515,831	$2,515,831	$2,515,831	$2,515,831	$0

Benefits and Perquisites

Health Insurance(2)(4)	$39,723	$60,601	$0	$0	$0

Life & Accident Insurance(2)(4)	$0	$2,578	$0	$0	$0

Outplacement Services	$0	$16,016	$0	$0	$0

Pension Value

Present value of additional pension credits(3)	$222,700	$511,800	$0	$0	$0

Total	$11,166,901	$13,669,049	$9,670,186	$8,968,918	$0
(1)	Cash Severance, Pro-rata Bonus and Insurance rates are based on a discount rate of 3.75%, and Alcoa specific morality rates.
(2)	Pro-rata bonus amounts under the “Termination Without Cause or for Good Reason” and “Death” columns reflect actual 2017 annual IC payout. PRSU amounts reflect actual earned awards for all completed tranches including the 2017 performance period, and at target for the 2018 tranche. The 2017 three-year PRSU awards are reflected at target.
(3)	Based on lump sum assumptions; IRS mortality and Pension Protection Act segment rates of: 1.79% for years 1-5, 3.80% for years 6-20, and 4.71% thereafter.
(4)	Health and Life costs are based on individual elections and budgeted rates for 2018 with assumed trend rates to estimate 2019 and 2020 costs.
(5)	The disclosure assumes the Committee did not exercise its discretion to award pro-rata IC amounts in the event of disability or retirement.
(6)	Mr. Oplinger was not eligible for retirement benefits on December 31, 2017 as he does not currently meet the retirement criteria under the plan. The retirement eligibility provisions are described under the 2017 Pension Benefits section; those same retirement eligibility provisions apply to the 2016 Stock Incentive Plan.

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Executive Compensation (continued)

Tómas M. Sigurðsson

	Termination without Cause or for Good Reason ($)	Termination in Connection with a Change in Control ($)	Death ($)	Disability ($)(5)	Retirement ($)(5)(6)

Compensation(7)

Cash Severance(1)	$508,535	$2,034,141	$0	$0	$0

Pro-Rata Bonus(1)(2)	$538,132	$508,535	$538,132	$0	$0

Long Term Incentives

Restricted Share Units—Unvested & Accelerated	$1,650,523	$1,650,523	$1,650,523	$1,650,523	$0

Performance-Based Restricted Share Units—Unvested & Accelerated(2)	$1,848,818	$1,848,818	$1,848,818	$1,848,818	$0

Stock Options—Unvested & Accelerated	$391,568	$391,568	$391,568	$391,568	$0

Benefits and Perquisites

Health Insurance(2)(4)	$0	$0	$0	$0	$0

Life & Accident Insurance(2)(4)	$0	$16,310	$0	$0	$0

Outplacement Services	$0	$16,016	$0	$0	$0

Pension Value

Present value of additional defined contribution credits(3)	$146,533	$284,780	$0	$0	$0

Total	$5,084,109	$6,750,691	$4,429,041	$3,890,909	$0
(1)	Cash Severance, Pro-rata Bonus and Insurance rates are based on a discount rate of 3.75%, and Alcoa specific morality rates.
(2)	Pro-rata bonus amounts under the “Termination Without Cause or for Good Reason” and “Death” columns reflect actual 2017 annual IC payout. PRSU amounts reflect actual earned awards for all completed tranches including the 2017 performance period, and at target for the 2018 tranche. The 2017 three-year PRSU awards are reflected at target.
(3)	Based on lump sum assumptions; IRS mortality and Pension Protection Act segment rates of: 1.79% for years 1-5, 3.80% for years 6-20, and 4.71% thereafter.
(4)	Life costs are based on budgeted rates for 2018 with assumed trend rates to estimate 2019 and 2020 costs.
(5)	The disclosure assumes the Committee did not exercise its discretion to award pro-rata IC amounts in the event of disability or retirement.
(6)	Mr. Sigurðsson was not eligible for retirement benefits on December 31, 2017 as he does not currently meet the retirement criteria under the plan. The retirement eligibility provisions are described under the 2017 Pension Benefits section; those same retirement eligibility provisions apply to the 2016 Stock Incentive Plan.
(7)	Exchange rate from Icelandic króna to US dollars of .00939 is used for Mr. Sigurðsson.

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Executive Compensation (continued)

Jeffrey D. Heeter

	Termination without Cause or for Good Reason ($)	Termination in Connection with a Change in Control ($)	Death ($)	Disability ($)(5)	Retirement ($)(5)(6)

Compensation

Cash Severance(1)	$381,714	$2,003,999	$0	$0	$0

Pro-Rata Bonus(1)(2)	$413,111	$286,285	$413,111	$0	$0

Long Term Incentives

Restricted Share Units—Unvested & Accelerated	$1,476,200	$1,476,200	$1,476,200	$1,476,200	$0

Performance-Based Restricted Share Units—Unvested & Accelerated(2)	$643,747	$643,747	$643,747	$643,747	$0

Stock Options—Unvested & Accelerated	$195,090	$195,090	$195,090	$195,090	$0

Benefits and Perquisites

Health Insurance(2)(4)	$18,885	$58,179	$0	$0	$0

Life & Accident Insurance(2)(4)	$0	$2,393	$0	$0	$0

Outplacement Services	$0	$16,016	$0	$0	$0

Pension Value

Present value of additional pension credits(3)(7)	$0	$509,700	$0	$0	$0

Total	$3,128,747	$5,191,609	$2,728,148	$2,315,037	$0
(1)	Cash Severance, pro-rata Bonus and Insurance rates are based on a discount rate of 3.75%, and Alcoa specific morality rates.
(2)	Pro-rata bonus amounts under the “Termination Without Cause or for Good Reason” and “Death” columns reflect actual 2017 annual IC payout. PRSU amounts reflect actual earned awards for all completed tranches including the 2017 performance period, and at target for the 2018 tranche. The 2017 three-year PRSU awards are reflected at target.
(3)	Based on lump sum assumptions; IRS mortality and Pension Protection Act segment rates of: 1.79% for years 1-5, 3.80% for years 6-20, and 4.71% thereafter.
(4)	Health and Life costs are based on individual elections and budgeted rates for 2018 with assumed trend rates to estimate 2019 and 2020 costs.
(5)	The disclosure assumes the Committee did not exercise its discretion to award pro-rata IC amounts in the event of disability or retirement.
(6)	Mr. Heeter was not eligible for retirement benefits on December 31, 2017 as he does not currently meet the retirement criteria under the plan. The retirement eligibility provisions are described under the 2017 Pension Benefits section; those same retirement eligibility provisions apply to the 2016 Stock Incentive Plan.
(7)	The pension benefit in the event of “Termination without Cause or for Good Reason” is provided under the standard provisions of their pension plan.

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Executive Compensation (continued)

Leigh Ann Fisher

	Termination without Cause or for Good Reason ($)	Termination in Connection with a Change in Control ($)	Death ($)	Disability ($)(5)	Retirement ($)(5)(6)

Compensation

Cash Severance(1)	$381,714	$1,335,999	$0	$0	$0

Pro-Rata Bonus(1)(2)	$344,258	$286,286	$344,258	$0	$0

Long Term Incentives

Restricted Share Units—Unvested & Accelerated	$787,310	$787,310	$787,310	$787,310	$0

Performance-Based Restricted Share Units— Unvested & Accelerated(2)	$1,120,334	$1,120,334	$1,120,334	$1,120,334	$0

Stock Options—Unvested & Accelerated	$660,811	$660,811	$660,811	$660,811	$0

Benefits and Perquisites

Health Insurance(2)(4)	$18,885	$38,208	$0	$0	$0

Life & Accident Insurance(2)(4)	$0	$1,515	$0	$0	$0

Outplacement Services	$0	$16,016	$0	$0	$0

Pension Value

Present value of additional pension credits(3)(7)	$0	$481,400	$0	$0	$0

Total	$3,313,312	$4,727,879	$2,912,713	$2,568,455	$0
(1)	Cash Severance, Pro-rata Bonus and Insurance rates are based on a discount rate of 3.75%, and Alcoa specific morality rates.
(2)	Pro-rata bonus amounts under the “Termination Without Cause or for Good Reason” and “Death” columns reflect actual 2017 annual IC payout. PRSU amounts reflect actual earned awards for all completed tranches including the 2017 performance period, and at target for the 2018 tranche. The 2017 three-year PRSU awards are reflected at target.
(3)	Based on lump sum assumptions; IRS mortality and Pension Protection Act segment rates of: 1.79% for years 1-5, 3.80% for years 6-20, and 4.71% thereafter.
(4)	Health and Life costs are based on individual elections and budgeted rates for 2018 with assumed trend rates to estimate 2019 and 2020 costs.
(5)	The disclosure assumes the Committee did not exercise its discretion to award pro-rata IC amounts in the event of disability or retirement.
(6)	Ms. Fisher was not eligible for retirement benefits on December 31, 2017 as she does not currently meet the retirement criteria under the plan. The retirement eligibility provisions are described under the 2017 Pension Benefits section; those same retirement eligibility provisions apply to the 2016 Stock Incentive Plan.
(7)	The pension benefit in the event of “Termination without Cause or for Good Reason” is provided under the standard provisions of their pension plan.

Pay Ratio

As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(u) of Regulation S-K, we are providing the ratio of the annual total compensation of our CEO, Roy C. Harvey, to that of our median employee. The SEC requires us to disclose the annual total compensation of each of Mr. Harvey and our median employee, as well as the ratio of their respective annual total compensation to each other (in each case, with annual total compensation calculated in accordance with SEC rules applicable to the Summary Compensation Table). Please see the paragraph preceding the Summary Compensation Table for an explanation of amounts set forth in the “Stock Awards” and “Option Awards” columns.

The values are as follows for 2017, our last completed fiscal year:

•	Mr. Harvey’s annual total compensation—$10,720,123
•	Our median employee’s annual total compensation—$88,740
•	Ratio of Mr. Harvey’s annual total compensation to our median employee’s annual total compensation—121:1

A primary purpose of this new disclosure is to provide stockholders with a company-specific metric that can assist in their evaluation of our executive compensation practices. We believe our compensation philosophy and process yield an equitable result for our employees. We describe below the methodology used to identify our median employee and calculate the above-disclosed values.

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Executive Compensation (continued)

Pay Ratio Methodology

SEC rules allow us to select a methodology for identifying our median employee in a manner that is most appropriate based on our size, organizational structure, and compensation plans, policies and procedures. In determining our median employee, we chose October 31, 2017 as the determination date, which date is within the last three months of our last completed fiscal year. As of this date, for this purpose, Alcoa Corporation and its consolidated subsidiaries employed approximately 13,000 persons in 13 countries (excludes non-consolidated joint venture employees as permitted by the regulations).

Consistent with SEC requirements, we identified the median employee using our global employee population as of October 31, 2017. We used a consistently applied compensation measure across our global employee population, excluding Mr. Harvey, to calculate the median employee compensation. For our consistently applied compensation measure, we calculated annual total compensation by aggregating, for each applicable employee, (A) annual base salary for the trailing 12 months preceding October 31, 2017 (or, for hourly employees, the annual work schedule multiplied by hourly wage) and (B) target incentive cash compensation and/or performance pay. We then calculated the median employee’s actual 2017 fiscal year compensation in the same manner as the NEOs’ compensation as presented in the Summary Compensation Table. The initial result of this calculation led to an anomalous result for the identified median employee (who was on a leave of absence) that would result in a pay ratio that we believed did not accurately reflect the relationship between our compensation practices for a typical employee. Therefore, we selected an employee immediately adjacent to the initially-identified employee, which employee had substantially similar compensation to the original median employee based on our consistently applied compensation measure.

The pay ratio reported above is calculated in a manner consistent with SEC rules based on our internal records and the methodology described above. In determining our median employee, we did not use any of the exemptions permitted under SEC rules. Similarly, except as described above, we did not rely on any material assumptions, adjustments (e.g., cost-of-living adjustments) or estimates (e.g., statistical sampling) to identify our median employee or to determine annual total compensation or any elements of annual total compensation for our median employee or Mr. Harvey.

Equity Compensation Plan Information

The following table gives information about Alcoa’s common stock that is authorized for issuance under the Company’s equity compensation plan as of December 31, 2017. Additional information is included in Note M of the consolidated financial statements in the 2017 Annual Report.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)(1)	Weighted-average exercise price of outstanding options, warrants and rights (b)(2)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)(3)
Equity compensation plans approved by security holders	4,988,439	$25.48	21,408,504
Equity compensation plans not approved by security holders	0	0	0
Total	4,988,439	$25.48	21,408,504
(1)	Represents shares underlying awards that have been granted under the terms of the 2016 Stock Incentive Plan, (including Arconic equity awards that were re-issued and converted into Alcoa awards in connection with the Separation). Table amounts are comprised of: 2,687,107 shares issuable pursuant to stock options; 1,843,843 time-based RSUs; and 457,489 PRSUs (assuming maximum achievement, 1,256,604).
(2)	The weighted-average exercise price does not take into account RSUs or PRSUs, as such awards have no exercise price.
(3)	This number only reflects securities available for issuance under the 2016 Stock Incentive Plan. Under the terms of the current plan, any award, other than an option or SAR, will count as 2.33 shares from November 1, 2016 until May 10, 2017 and 1.63 shares from May 10, 2017 and thereafter. Options and SARs will be counted as one share for each option or SAR.

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Item 4 Approval of the Alcoa Corporation 2016 Stock Incentive Plan (as Amended and Restated)

Overview

In February 2018, the Board and the Compensation and Benefits Committee (for purposes of this proposal, the “Committee”) unanimously approved and adopted, subject to the approval of stockholders at the Annual Meeting, the Alcoa Corporation 2016 Stock Incentive Plan (as Amended and Restated) (for purposes of this proposal, the “Amended Plan”). The Amended Plan is a long-term incentive plan designed to encourage selected non-employee directors and employees of the Company to acquire a proprietary interest in the growth and financial success of the Company and, therefore, further link the interests of such individuals to the long-term interests of stockholders.

If approved by stockholders at the Annual Meeting, the Amended Plan will replace the Alcoa Corporation 2016 Stock Incentive Plan, as amended and restated (for the purposes of this proposal, the “Current Plan”), and the Amended Plan will be effective upon this approval. If the stockholder vote on the Amended Plan at the Annual Meeting is postponed, the Amended Plan will be effective on such date on which a stockholders’ meeting to vote to approve the Amended Plan occurs, and, until such time, the Current Plan will continue in effect, in accordance with its terms.

The Board recommends that you vote for approval of the Amended Plan. The Board believes that it is in the best interests of the Company and our stockholders to approve the Amended Plan in order to continue to motivate outstanding performance by our employees and non-employee directors.

The following is a summary of the principal purposes and provisions of the Amended Plan, which is qualified in its entirety by reference to the complete text of the Amended Plan, a copy of which is attached as Attachment C to this Proxy Statement. To the extent the description below differs from the text of the Amended Plan set forth in Attachment C, the text of the Amended Plan controls.

Purposes of this Proposal

The primary purposes of this proposal are:

•	Enhanced Clawback Provisions. The Amended Plan further enhances an already robust recoupment, or “clawback,” provision in the Current Plan by providing that if the Board learns of any violation of the Company’s Business Conduct Policies, Code of Ethics, or similar codes and/or policies that results in significant financial or reputational harm to Alcoa, as determined in the Board’s discretion, then the Board will effect the full or partial cancellation and recovery of awards previously granted to any current or former executive officer.

This “clawback” provision is in addition to the Current Plan’s recoupment provision whereby if the Board learns of any misconduct by any executive officer that contributed to a financial restatement then the Board will effect the full or partial cancellation and/or recovery of awards and also states that any awards granted thereunder will be subject to any clawback policy adopted by the Company. The Current Plan also provides that, by accepting awards thereunder participants agree to and acknowledge that they are obligated to cooperate with, and provide any and all assistance necessary to, the Company to recover or recoup any award or amount paid under the Amended Plan that becomes subject to clawback pursuant to any applicable law, government regulation, stock exchange listing requirement or policy of the Company, including, but not limited to, submitting documentation necessary to recover or recoup any such award.

•	Uniform Definitions in Compensatory Arrangements. The Company launched as an independent, publicly traded company upon the Separation on November 1, 2016. After the Separation, the Company undertook a review of its compensation plans and arrangements and determined to create uniformity among defined terms, such as change in control, in those arrangements. To this end, the Amended Plan was modified to include that a change in control will be deemed to have occurred under the Amended Plan, in addition to the other events described therein, upon the consummation of a complete liquidation or dissolution of the Company.

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•	Internal Revenue Code-Related Changes. As described in the “Compensation Discussion and Analysis” section of this Proxy Statement, Section 162(m) of the Code was substantially amended in connection with the adoption of the Tax Cuts and Jobs Act that was signed into law on December 22, 2017 (the “Act”). Prior to this law, Section 162(m) generally limited our ability to deduct certain compensation paid to each of our “covered employees” (our CEO and our next three most highly-compensated executive officers, other than our CFO) to $1 million in a taxable year, unless the compensation met the requirements of “qualified performance-based compensation” under Section 162(m) (the “162(m) Exception”). As a result, the Current Plan includes numerous restrictions and conditions designed to comply with the 162(m) Exception that are no longer relevant and that encumber the Committee’s flexibility to design and tailor awards to incentivize the achievement of critical business goals. Since the 162(m) Exception is no longer available to us in the future, the Board and Committee recommend that the stockholders approve the Amended Plan to allow the Committee’s greater flexibility in designing and implementing performance-based awards that appropriately account for, and are tailored to, our business objectives.

The Company is not seeking stockholder approval to increase the number of shares authorized for issuance under the Plan.

Other Key Terms of the Amended Plan

In addition to the foregoing, the Amended Plan includes a number of other provisions that promote compensation best practices by reinforcing the alignment between equity compensation arrangements for eligible employees and non-employee directors and stockholders’ interests. These provisions include, but are not limited to, the following:

•	No Repricing or Grant of Discounted Stock Options or SARs. Subject to the adjustment provisions contained therein, the Amended Plan expressly provides that the terms of stock options or stock appreciation rights (“SARs”) may not be amended, without stockholder approval, to (i) reduce the exercise price of outstanding options or SARs, (ii) cancel outstanding options or SARs in exchange for options or SARs with an exercise price that is less than the exercise price of the original options or SARs, or (iii) replace outstanding options or SARs in exchange for other awards or cash at a time when the exercise price of such options or SARs is higher than the fair market value of a share.

Additionally, the exercise price of a stock option or SAR may not be less than the fair market value of the Company’s common stock on the date such award is granted, except in connection with an adjustment for a change in corporate structure or as provided for substitute awards (see “Substitute Awards” and “Adjustment Provisions” below).

•	Limits on Share Recycling. Shares tendered in payment of the purchase price of a stock option, SAR or other award or withheld to pay taxes may not be added back to the available pool of shares authorized under the Amended Plan. In addition, shares purchased by the Company using option proceeds will not be added to the share pool and, if SARs are settled in shares, each SAR will count as one share whether or not shares are actually issued or transferred.

If any outstanding awards are subsequently forfeited, cancelled or expire, the shares underlying such awards (applying the share counting usage at grant) will again become available for issuance under the Amended Plan.

•	Double-Trigger Equity Vesting upon a Change in Control. The Amended Plan provides for double-trigger equity vesting in the event of a change in control, which generally means that if outstanding awards under the Amended Plan are replaced by the acquirer or related entity in a change in control of the Company, those replacement awards will not immediately vest on a “single trigger” basis, but rather vesting would accelerate only if the participant is terminated without cause or resigns for good reason (as those terms are defined in the CIC Severance Plan) within 24 months following the change in control.

•	Minimum Vesting Requirements. The Amended Plan provides that, at the time of grant, awards shall be subject to three-year minimum vesting schedules for time-based restricted share and restricted share unit awards, and one-year minimum vesting schedules for option, SAR and performance awards, and any other types of awards granted under the Amended Plan. In each case, such minimum vesting schedules will not apply in the case of substitute awards (described below), in the case of death, disability or a change in control as provided in Section 12 of the Amended Plan, or for up to 5% of the shares authorized for issuance under the Amended Plan.

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Item 4 Approval of the Alcoa Corporation 2016 Stock Incentive Plan (as Amended and Restated) (continued)

•	For All Awards, No Dividend Payments Unless Awards Vest or Are Earned. The Amended Plan prohibits paying dividends on stock options or SARs. The Amended Plan expressly provides that no dividends will be paid on restricted share and restricted share units (including performance restricted share unit awards) granted thereunder unless and until the applicable vesting and/or performance requirements have been satisfied or achieved (in the case of performance awards).

Administration

The Amended Plan will be administered by the Committee, or such other committee of the Board composed of no fewer than two directors, each of whom is a “non-employee director” (as defined under Section 16 of the Exchange Act) and, for pre-Act awards intended to comply with Section 162(m), an “outside director” within the meaning of Section 162(m) of the Code. The Amended Plan authorizes the Committee to make stock-based awards to employees of the Company, and the full Board may grant awards thereunder to non-employee directors. The Board or the Committee may delegate its authority under the Amended Plan, consistent with the terms of the Amended Plan and applicable law, including to executive officers in limited instances to make, cancel or suspend awards to employees who are not Alcoa directors or executive officers.

The basis for participation in the Amended Plan is at the discretion of the Committee. The Committee has the authority and discretion, subject to the terms of the Amended Plan, to select employees to whom it will grant awards, to determine the types of awards and the number of shares covered, to set the terms and conditions of the awards, to cancel or suspend awards, and to modify outstanding awards. The Committee also has authority to interpret the Amended Plan, to establish, amend and rescind rules applicable to the Amended Plan or awards under the Amended Plan, to approve the terms and provisions of any agreements relating to Amended Plan awards, to determine whether any corporate transaction, such as a spin-off or joint venture, will result in a participant’s termination of service and to make all determinations relating to awards under the Amended Plan. The Board has similar authority with respect to awards to non-employee directors.

Limitation on Authorized Shares and Fungible Equity Pool

The total number of shares authorized for issuance under the Amended Plan is 30,000,000, subject to the adjustment and other provisions of the Amended Plan. The Amended Plan does not propose to increase the current share reserve of the Plan. The Amended Plan has a total fungible equity pool, assigning a ratio for counting usage of shares upon issuance of stock options and SARs of one to one so that a grant of a stock option or SAR will be counted against the share limit as one share of common stock, and assigning a ratio for counting usage of shares upon issuance of full-value awards (restricted shares and restricted share units) of 2.33 to one from November 1, 2016 until May 10, 2017, and 1.63 to one from May 10, 2017 and thereafter, so that any grant of a full value award will be counted against the maximum share limit as 2.33 or 1.63, as applicable, shares of common stock. Shares subject to awards that are granted in cash, or cash-settled awards, will not count against the shares authorized for issuance under the Amended Plan.

Eligibility

Employees of Alcoa and its subsidiaries and the non-employee directors of Alcoa are eligible to be selected as participants as determined in the discretion of the Committee (or its delegate) and based on the Committee’s decision that such participation is appropriate to encourage the retention and performance of such persons. As of December 31, 2017, approximately 14,600 employees and 11 non-employee directors were eligible to participate in the Current Plan and, similarly, would be eligible to participate in the Amended Plan. As of March 1, 2018, approximately 950 current and former employees and 11 current non-employee directors hold outstanding equity awards under the Current Plan. The Committee, in its discretion, considers employee job bands and special achievements in connection with determining which employees are eligible to receive awards, and such considerations may change over time as determined in the discretion of the Committee.

Because our executive officers and non-employee directors are eligible to receive awards under the Amended Plan, they may be deemed to have a personal interest in the approval of this Proposal 4.

Shares Issuable for Awards

Shares of Alcoa common stock issuable under the Amended Plan may come from authorized but unissued shares, treasury shares, shares purchased on the open market or otherwise.

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Item 4 Approval of the Alcoa Corporation 2016 Stock Incentive Plan (as Amended and Restated) (continued)

Types of Awards

The following types of awards may be granted under the Amended Plan:

•	Stock options;
•	SARs;
•	Restricted shares;
•	Restricted share units;
•	Performance awards; and
•	Other awards.

Stock Option Awards

Options entitle a participant to purchase shares of Alcoa common stock during the option term at a fixed price that is equal to the fair market value of the Company’s stock on the date of grant. Options may be (i) incentive stock options (“ISOs”) that are intended to qualify under particular provisions of the Code, (ii) options that are not intended to be ISOs, or (iii) a combination of the foregoing. ISOs may only be granted to participants who meet the definition of “employees” under Section 3401(c) of the Code.

The maximum term of stock options is ten years, or five years in the case of ISOs granted to a 10% Stockholder (as such term is defined in the Amended Plan). Subject to the other provisions of the Amended Plan, a stock option may be exercised, and the participant may make payment of the exercise price in such form or forms, including, without limitation, payment by delivery of cash, shares or other consideration (including, where permitted by law and the Committee, awards) having a fair market value on the exercise date equal to the total stock option price, or by any combination of cash, shares and other consideration, as the Committee may specify in the applicable award agreement.

Stock Appreciation Rights

A SAR entitles the holder to receive, on exercise, the excess of the fair market value of the shares on the exercise date (or, if the Committee so determines, as of any time during a specified period before the exercise date) over the SAR grant price. The Committee may grant SAR awards as stand-alone awards or in combination with a related stock option award under the Amended Plan. The SAR grant price is set by the Committee and may not be less than the fair market value of the shares on the grant date. Payment by the Company upon exercise will be in cash, stock or other property or any combination of cash, stock or other property as the Committee may determine. Unless otherwise determined by the Committee, any related stock option will no longer be exercisable to the extent the SAR has been exercised, and the exercise of an option will cancel the related SAR. The Committee has discretion to cap the amount of gain that may be obtained in the exercise of a SAR. The maximum term of stock appreciation rights is ten years, or if granted in tandem with an option, the expiration date of the option.

Restricted Shares

A restricted share is a share issued with such contingencies or restrictions as the Committee may impose. Until the conditions or contingencies are satisfied or lapse, the stock is subject to forfeiture. A recipient of a restricted share award has the right to vote the shares and receive dividends on them unless the Committee determines otherwise.

Restricted Share Units

A restricted share unit is an award of a right to receive, in cash or shares, as the Committee may determine, the fair market value of one share of Company common stock, on such terms and conditions as the Committee may determine. Restricted share units do not have voting or dividend rights.

Performance Awards

A performance award may be in any form of award permitted under the Amended Plan. The Committee will determine the terms of performance awards, including whether the performance levels have been achieved, what amount of the award will be paid and the form of payment, which may be cash, stock or other property or any combination thereof. Performance

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goals may include the following: (i) earnings, including earnings margin, operating income, earnings before or after taxes, and earnings before or after interest, taxes, depreciation, and amortization; (ii) book value per share; (iii) pre-tax income, after-tax income, income from continuing operations, or after tax operating income; (iv) operating profit; (v) earnings per common share (basic or diluted); (vi) return on assets (net or gross); (vii) return on capital; (viii) return on invested capital; (ix) sales, revenues or growth in or returns on sales or revenues; (x) share price appreciation; (xi) total stockholder return; (xii) cash flow, operating cash flow, free cash flow, cash flow return on investment (discounted or otherwise), cash on hand, reduction of debt, capital structure of the Company including debt to capital ratios; (xiii) implementation or completion of critical projects or processes; (xiv) economic profit, economic value added or created; (xv) cumulative earnings per share growth; (xvi) achievement of cost reduction goals; (xvii) return on stockholders’ equity; (xviii) total stockholders’ return; (xix) reduction of days working capital, working capital or inventory; (xx) operating margin or profit margin; (xxi) capital expenditures; (xxii) cost targets, reductions and savings, productivity and efficiencies; (xxiii) strategic business criteria, consisting of one or more objectives based on market penetration, geographic business expansion, customer satisfaction (including product quality and delivery), employee satisfaction, human resources management (including diversity representation), supervision of litigation, information technology, and goals relating to acquisitions, divestitures, joint ventures and similar transactions, and budget comparisons; (xxiv) personal professional objectives, including any of the foregoing performance measures, the implementation of policies and plans, the negotiation of transactions, the development of long-term business goals, formation of joint ventures, research or development collaborations, technology and best practice sharing within the Company, and the completion of other corporate goals or transactions; (xxv) sustainability measures, community engagement measures or environmental, health or safety goals of the Company or the subsidiary or business unit of the Company for or within which the participant is primarily employed; or (xxvi) audit and compliance measures.

Other Awards

Other awards of shares and other awards that are valued in whole or in part by reference to, or are otherwise based on, shares or other property may be granted under the Amended Plan. Other awards may be paid in shares, cash or any other form of property as the Committee may determine. Subject to the provisions of the Amended Plan, the Committee will have sole and complete authority to determine the participants to whom, and the time or times at which, such awards will be made, the number of shares to be granted pursuant to such awards and all other conditions of the awards. The terms and conditions of other awards need not be the same with respect to each recipient.

Substitute Awards

The Committee may grant awards to employees of companies acquired by Alcoa or a subsidiary in exchange for, or upon assumption of, outstanding stock-based awards issued by the acquired company. Shares covered by substitute awards will not reduce the number of shares otherwise available for award under the Amended Plan.

Adjustment Provisions

The Amended Plan provides the Committee with broad discretionary authority to adjust awards in connection with equity restructurings (such stock dividends, stock splits, spin-offs, rights offerings or recapitalizations through a large, nonrecurring cash dividend that affects the shares (or other Company securities) or the price of the shares (or other Company securities) and causes a change in the per share value of the shares underlying outstanding awards), mergers, consolidations, and other changes in corporate structure.

In the event that an equity restructuring occurs, the Committee will adjust the terms of the Amended Plan and each outstanding award as it deems equitable to reflect the equity restructuring, which may include (i) adjusting the number and type of securities subject to each outstanding award and/or adjusting the number of shares available under the Amended Plan or the award limitations, (ii) adjusting the terms and conditions of awards (including the grant or exercise price), and the performance targets or other criteria included in, outstanding awards; and (iii) granting new awards or making cash payments to participants. Such adjustments will be nondiscretionary, although the Committee will determine whether an adjustment is equitable.

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With other types of transactions, or in the case of other unusual or nonrecurring transactions or events or changes in applicable laws, regulations or accounting principles, the Committee will determine, in its discretion, whether any adjustment to the Amended Plan and/or to any outstanding awards is appropriate to prevent any dilution or enlargement of benefits under the Amended Plan or to facilitate such transactions or events or give effect to such changes in laws, regulations or principles.

Transferability of Awards

Awards may be transferred by laws of descent and distribution or to a guardian or legal representative or, unless otherwise provided by the Committee or limited by applicable laws, to family members or a trust for family members or pursuant to a participant’s beneficiary designation; provided however, that awards may not be transferred to a third party for value or consideration.

Change in Control Provisions

The Amended Plan generally provides for double-trigger equity vesting in the event of a change in control. If outstanding awards under the Amended Plan are replaced by the acquirer or related entity in a change in control of the Company, those replacement awards will not immediately vest on a “single trigger” basis, but would accelerate only if the participant is terminated without cause or resigns for good reason (as those terms are defined in the CIC Severance Plan) within 24 months following the change in control. If outstanding awards under the Amended Plan are not exchanged for replacement awards in the event of a change in control, unless the Committee determines otherwise at the time of grant of a particular award:

•	all outstanding stock option and SAR awards vest and are immediately exercisable; and
•	any restrictions, conditions or deferral limitations on restricted share awards, restricted share units or other stock unit awards lapse.

In the event of a change in control of the Company, all performance awards will be converted to time-based awards at the target amount of shares covered by the award if less than 50% of the performance period has been completed at the time of the change in control, or at the actual amount of the award if 50% or more of the performance period has been completed at the time of the change in control. Such performance awards then will continue to vest in accordance with their original schedule if they are not exchanged for replacement awards. If they are not exchanged for replacement awards, the treatment described above for time-based awards will apply. The Committee may also determine to settle outstanding vested awards in cash.

Limitations on Awards

For purposes of complying with Code Section 162(m) limitations on “performance-based compensation,” and subject to adjustment as described in the Amended Plan, no participant in the Amended Plan may be granted, during any one fiscal year:

•	option rights or SARs, in the aggregate, for more than 10,000,000 shares of common stock under the Amended Plan;
•	performance-based restricted share or performance-based restricted share unit awards, in the aggregate, for more than 4,000,000 shares of common stock (at a maximum award level) under the Amended Plan; and
•	performance awards that are valued with reference to cash or property, other than Alcoa shares, with an aggregate value in excess of $15,000,000 (at a maximum award level) under the Amended Plan.

Subject to the adjustment as described in the Amended Plan, awards to a non-employee director made under the Amended Plan will not exceed an aggregate value of $500,000 based on grant date fair value (determined in accordance with U.S. generally accepted accounting principles) in any one fiscal year period.

Federal Income Tax Consequences

The following is a brief summary of the principal U.S. federal income tax consequences applicable to participants and the Company for awards under the Amended Plan, and is based on an interpretation of current U.S. federal income tax laws and regulations. The Amended Plan is not subject to the protective provisions of the Employee Retirement Income Security

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Act of 1974, as amended, and is not qualified under Section 401(a) of the Code. The summary is general in nature and is not intended to cover all tax consequences that may apply to a particular employee, director or to the Company. The provisions of the Code and regulations thereunder relating to these matters are complicated, may change and their impact in any one case may depend upon the particular circumstances. Further, this summary does not discuss the tax consequences of a participant’s death or the provisions of any income tax laws of any municipality, state or foreign country in which a participant may reside.

The grant of a nonqualified stock option or SAR under the Amended Plan has no U.S. federal income tax consequences for a U.S. citizen or resident or the Company. Rather, upon exercise of a stock option or SAR, Alcoa may take a tax deduction and the participant realizes ordinary income. The amount of this deduction and income is equal to the difference between the fair market value of the shares on the date of exercise and the fair market value of the shares on the grant date. Upon a subsequent disposition of the stock acquired under a nonqualified stock option or SAR, the participant will realize short-term or long-term capital gain (or loss) depending on the holding period. The capital gain (or loss) will be short-term if the stock is disposed of within one year after the nonqualified stock option or SAR is exercised, and long-term if the stock was held more than 12 months as of the sale date.

Options issued under the Amended Plan and designated as incentive stock options are intended to qualify as such under Section 422 of the Code. Under the provisions of Section 422 and the related regulations, an optionee who has been granted an incentive stock option will not recognize income and the Company will not be entitled to a deduction at the time of the grant or exercise of the option; provided, however, that the difference between the value of the common stock received on the exercise date and the exercise price paid is an item of tax preference for purposes of determining the optionee’s alternative minimum tax. The taxation of gain or loss upon the sale of the common stock acquired upon exercise of an incentive stock option depends, in part, on whether the holding period of the common stock is at least (a) two years from the date the option was granted and (b) one year from the date the option was exercised. If these holding period requirements are satisfied, any gain or loss realized on a subsequent disposition of the common stock will be treated as a long-term capital gain or loss. If these holding period requirements are not met, then, upon such “disqualifying disposition” of the common stock, the optionee will realize compensation, taxable as ordinary income, in an amount equal to the excess of the fair market value of the common stock at the time of exercise over the exercise price, limited to the gain on sale. Any further gain (or loss) realized by the optionee generally will be taxed as short-term or long-term capital gain (or loss) depending on the holding period. If the optionee recognizes ordinary income upon a disqualifying disposition, the Company generally will be entitled to a tax deduction in the same amount. If, however, the optionee meets the applicable holding period, the Company generally will not be entitled to a tax deduction with respect to capital gains recognized by the optionee. If an incentive stock option is exercised at a time when it no longer qualifies as an incentive stock option, the option will be treated as a nonqualified stock option.

Regarding Amended Plan awards (other than options or SARs) that are settled either in cash or in stock or other property that is either transferable or not subject to substantial risk of forfeiture (e.g., restricted share unit awards), a participant will not be required to recognize any income for federal income tax purposes, and Alcoa is not entitled to a deduction, at the time of grant. Rather, upon the settlement of award, the participant must recognize ordinary income equal to the cash or the fair market value of shares or other property received. Alcoa may take a deduction at the same time and for the same amount, subject to the limits of Section 162(m). If the participant receives shares upon settlement then, upon disposition of such shares, appreciation or depreciation after the settlement date is treated as either short-term or long-term capital gain or loss, depending on how long the shares have been held.

Regarding Amended Plan awards (other than options or SARs) that are settled in stock or other property that is subject to contingencies restricting transfer and to a substantial risk of forfeiture (e.g., restricted share awards), a participant will not be required to recognize income for federal income tax purposes at the time of grant, nor is Alcoa entitled to any deduction, to the extent that the stock awarded has not vested (i.e., is no longer subject to a substantial risk of forfeiture). When any part of such award vests, the participant generally recognizes ordinary income equal to the fair market value of the shares or other property received (less any amount paid by the participant). Alcoa may take a deduction at the same time and for the same amount, subject to the limits of Section 162(m). The participant may, however, make an election, referred to as a Section 83(b) election, within thirty days following the grant of the restricted share award, to be taxed at the time of the grant of the award based on the fair market value of the common stock on the grant date. A participant who makes a

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Section 83(b) election will recognize ordinary taxable income on the grant date equal to the fair market value of the shares as if the shares were unrestricted. If the shares subject to such election are subsequently forfeited, the recipient will not be entitled to any deduction, refund or loss for tax purposes with respect to the forfeited shares. If a Section 83(b) election has not been made, any dividends received with respect to the restricted share award prior to the lapse of the restrictions will be treated as additional compensation that is taxable as ordinary income to the participant. Alcoa will be entitled to a deduction in the same amount and at the same time that the participant recognizes ordinary income. Upon the sale of the vested common stock, the participant will realize short-term or long-term capital gain or loss depending on the holding period. The holding period generally begins when the restriction period expires. If the recipient timely made a Section 83(b) election, the holding period commences on the date of grant.

The Committee may adjust awards to participants who are not U.S. citizens or U.S. residents subject to other tax regimes to recognize differences in local law or tax policy and may impose conditions on the exercise or vesting of awards to minimize tax equalization obligations for expatriate employees.

Amendment and Termination

The Board may amend or terminate the Amended Plan (or any portion thereof) at any time; however, it may not amend or terminate the Amended Plan without stockholder approval if such approval would be required pursuant to applicable law or the requirements of the NYSE or such other stock exchange on which the shares trade. The Board generally may not amend the Amended Plan or the terms of any award previously granted without the consent of the affected participant, if such action would materially impair the rights of such participant under any outstanding award (except as otherwise provided in the Plan). Notwithstanding the foregoing, the Committee may amend the Amended Plan as necessary so as to conform the plan to local rules and regulations in a jurisdiction outside of the United States or to qualify for or comply with any tax or regulatory requirement.

Withholding

The Company shall be authorized to withhold from any award granted or payment due under the Amended Plan the amount of tax obligations due in respect of an award or payment thereunder and to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such tax obligations, including, without limitation, requiring the participant to pay cash, withholding otherwise deliverable cash or shares having a fair market value equal to the amount required to be withheld. Furthermore, the Committee shall be authorized to, but is not required to, establish procedures for election by participants to satisfy such obligations for the payment of such taxes by delivery of, or transfer of, shares to the Company or by directing the Company to retain shares otherwise deliverable in connection with the award. All personal taxes applicable to any award under the Amended Plan are the sole liability of the participant.

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New Plan Benefits

Future awards under the Amended Plan are made at the discretion of the Committee, or, in the case of awards to non-employee directors, at the discretion of the Board. Therefore, the benefits and amounts that will be received or allocated under the Amended Plan in the future are not determinable at this time.

The benefits or award amounts received by, or allocated to, each of the persons or groups described in the below table under the Current Plan during the fiscal year ended December 31, 2017 valued as of the grant date were as follows:

	Performance-Based Restricted Share Units		Time-Based Restricted Share Units		Options

Name and Position	Dollar Value ($)	Target Number of Units (#)	Dollar Value ($)	Number of Units (#)	Dollar Value ($)	Number of Shares (#)

Named Executive Officers:

Roy C. Harvey, President and CEO	$3,885,049	87,580	$1,100,256	29,200	$1,100,082	88,360

William F. Oplinger, Executive Vice President and Chief Financial Officer	$1,412,866	31,850	$400,162	10,620	$400,019	32,130

Tomas M. Sigurðsson, Executive Vice President and Chief Operating Officer	$777,187	17,520	$220,051	5,840	$220,116	17,680

Jeffrey D. Heeter, Executive Vice President, General Counsel and Secretary	$530,102	11,950	$150,343	3,990	$150,023	12,050

Leigh Ann Fisher, Executive Vice President and Chief Administrative Officer	$485,742	10,950	$137,532	3,650	$137,573	11,050

All Current Executive Officers as a Group:	$7,254,191	163,530	$2,147,006	56,980	$2,007,812	161,270

All Current Directors who are not Executive Officers, as a Group:	$1,561,676	47,972	—	—	—	—

All Current Employees who are not Executive Officers, as a Group:	$2,577,316	58,100	$16,483,489	437,008	$1,752,723	140,781

The Board of Directors recommends a vote “FOR” ITEM 4, Approval of the Alcoa Corporation 2016 Stock Incentive Plan (as Amended and Restated).

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Transactions with Related Persons in 2017

Transactions with Related Persons in 2017

Agreements with Arconic

On November 1, 2016, the Separation was completed and became effective at 12:01 a.m. Eastern Standard Time, at which time Alcoa Corporation became an independent, publicly-traded company. To effect the Separation, Alcoa Inc. (for purposes of this section, “ParentCo”) undertook a series of transactions to separate the net assets and certain legal entities of ParentCo, resulting in a cash payment of approximately $1.1 billion to ParentCo by Alcoa Corporation using the net proceeds of a debt offering. At 12:01 a.m. Eastern Standard Time on November 1, 2016, the distribution of 80.1% of Alcoa Corporation’s issued and outstanding shares of common stock on the basis of one share of Alcoa Corporation common stock for every three shares of ParentCo common stock held as of the close of business on October 20, 2016 (the “Distribution”) occurred. Immediately following the Distribution, Alcoa Corporation stockholders owned directly 80.1% of the outstanding shares of common stock of Alcoa Corporation, and Arconic retained 19.9% of the outstanding shares of common stock of Alcoa Corporation. 146,159,428 shares of Alcoa Corporation common stock were distributed to ParentCo stockholders, and Arconic retained 36,311,767 shares of Alcoa Corporation common stock representing its 19.9% retained interest. (In 2017, ParentCo divested itself of its entire interest in Alcoa Corporation and we believe that as of December 31, 2017 it does not hold any shares of Alcoa Corporation common stock.) ParentCo stockholders received cash in lieu of any fractional shares of Alcoa Corporation common stock that they would have received after application of the distribution ratio. Upon completion of the Separation and the Distribution, each ParentCo stockholder as of the record date continued to own shares of ParentCo (which, as a result of ParentCo’s name change to Arconic, are Arconic shares) and owned a proportionate share of the outstanding common stock of Alcoa Corporation that was distributed. ParentCo stockholders were not required to make any payment, surrender or exchange their ParentCo common stock or take any other action to receive their shares of Alcoa Corporation common stock in the Distribution. “Regular-way” trading of Alcoa Corporation’s common stock began with the opening of the NYSE on November 1, 2016 under the ticker symbol “AA.” Alcoa Corporation’s common stock has a par value of $0.01 per share.

Since the Separation and the Distribution, Alcoa Corporation and Arconic operate separately, each as an independent public company. In connection with the Separation, Alcoa Corporation entered into a separation and distribution agreement with ParentCo, and also entered into various other agreements to effect the Separation and provide a framework for its relationship with Arconic after the Separation, including a transition services agreement, a tax matters agreement, an employee matters agreement, a stockholder and registration rights agreement with respect to ParentCo’s retained interest in Alcoa Corporation, intellectual property license agreements, a metal supply agreement, real estate and office leases, a spare parts loan agreement and an agreement relating to the North American packaging business. These agreements, together with the documents and agreements by which the internal reorganization was effected, provide for the allocation between Alcoa Corporation and Arconic of ParentCo’s assets, employees, liabilities and obligations (including investments, property and employee benefits, and tax-related assets and liabilities) attributable to periods prior to, at and after Alcoa Corporation’s separation from ParentCo and govern certain relationships between Alcoa Corporation and Arconic after the Separation. The summaries set forth below are qualified in their entireties by reference to the full text of the applicable agreements.

Separation and Distribution Agreement

Transfer of Assets and Assumption of Liabilities

The separation and distribution agreement identifies the assets transferred, the liabilities assumed and the contracts transferred to each of Alcoa Corporation and Arconic as part of the Separation of ParentCo into two companies, and provides for when and how these transfers and assumptions occurred. In particular, the separation and distribution agreement provides that, among other things, subject to the terms and conditions contained therein:

•	certain assets related to ParentCo’s Alcoa Corporation Business, which we refer to as the “Alcoa Corporation Assets,” were transferred to Alcoa Corporation or one of its subsidiaries, including:

•	equity interests in certain ParentCo subsidiaries that hold assets relating to the Alcoa Corporation Business;

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•	the Alcoa brand, certain other trade names and trademarks, and certain other intellectual property (including, patents, know-how and trade secrets), software, information and technology used in the Alcoa Corporation Business or related to the Alcoa Corporation Assets, the Alcoa Corporation Liabilities or Alcoa Corporation’s business;
•	facilities related to the Alcoa Corporation Business;
•	contracts (or portions thereof) that relate to the Alcoa Corporation Business;
•	rights and assets expressly allocated to Alcoa Corporation pursuant to the terms of the separation and distribution agreement or certain other agreements entered into in connection with the Separation; and
•	permits that primarily relate to the Alcoa Corporation Business;

•	certain liabilities related to the Alcoa Corporation Business or the Alcoa Corporation Assets, which we refer to as the “Alcoa Corporation Liabilities,” were retained by or transferred to Alcoa Corporation, including certain liabilities associated with previously consummated divestitures of assets primarily related to the Alcoa Corporation Business. Subject to limited exceptions, liabilities that relate primarily to the Alcoa Corporation Business, including liabilities of various legal entities that are now subsidiaries of Alcoa Corporation following the separation, are now Alcoa Corporation Liabilities;
•	all of the assets and liabilities (including whether accrued, contingent or otherwise) other than the Alcoa Corporation Assets and Alcoa Corporation Liabilities (such assets and liabilities, other than the Alcoa Corporation Assets and the Alcoa Corporation Liabilities, we refer to as the “Arconic Assets” and “Arconic Liabilities,” respectively) were retained by or transferred to Arconic; and
•	Alcoa Corporation will pay to Arconic the net after-tax proceeds it receives in respect of the sales of certain assets, as occurred with a portion of the proceeds of the Yadkin hydroelectric project.

Except as expressly set forth in the separation and distribution agreement or any ancillary agreement, neither Alcoa Corporation nor ParentCo made any representation or warranty as to the assets, business or liabilities transferred or assumed as part of the Separation, as to any approvals or notifications required in connection with the transfers, as to the value of or the freedom from any security interests of any of the assets transferred, as to the absence or presence of any defenses or right of setoff or freedom from counterclaim with respect to any claim or other asset of either Alcoa Corporation or ParentCo, or as to the legal sufficiency of any document or instrument delivered to convey title to any asset or thing of value transferred in connection with the Separation. All assets were transferred on an “as is,” “where is” basis, and the respective transferees bore and will continue to bear the economic and legal risks that any conveyance will prove to be insufficient to vest in the transferee good and marketable title, free and clear of all security interests, that any necessary consents or governmental approvals are not obtained, or that any requirements of law, agreements, security interests or judgments are not complied with.

The separation and distribution agreement provides that in the event that the transfer of certain assets and liabilities to Alcoa Corporation or Arconic, as applicable, did not occur prior to the Separation, then until such assets or liabilities are able to be transferred, Alcoa Corporation or Arconic, as applicable, will hold such assets on behalf and for the benefit of the other party and will pay, perform and discharge such liabilities, for which the other party will reimburse Alcoa Corporation or Arconic, as applicable, for all commercially reasonable payments made in connection with the performance and discharge of such liabilities.

Non-Compete

Arconic and Alcoa Corporation agreed for four years following the Distribution to not compete with respect to certain rolled metal products: Arconic agreed not to produce certain products for the North American packaging business at its Tennessee operations (except for the benefit of Alcoa Corporation) and similarly, Alcoa Corporation agreed not to produce certain rolled metal products for automotive applications at Warrick.

Claims

In general, each party to the separation and distribution agreement assumed liability for all pending, threatened and un-asserted legal matters related to its own business or assumed or retained liabilities and will indemnify the other party for any liability to the extent arising out of or resulting from such assumed or retained legal matters.

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Transactions with Related Persons in 2017 (continued)

Releases

The separation and distribution agreement provides that Alcoa Corporation and its affiliates release and discharge Arconic and its affiliates from all liabilities assumed by Alcoa Corporation as part of the separation, from all acts and events occurring or failing to occur, and all conditions existing, on or before the distribution date relating to Alcoa Corporation’s business, and from all liabilities existing or arising in connection with the implementation of the Separation, except as expressly set forth in the separation and distribution agreement. Arconic and its affiliates release and discharge Alcoa Corporation and its affiliates from all liabilities retained by Arconic and its affiliates as part of the separation, from all acts and events occurring or failing to occur, and all conditions existing, on or before the distribution date relating to Arconic’s business, and from all liabilities existing or arising in connection with the implementation of the Separation, except as expressly set forth in the separation and distribution agreement.

These releases do not extend to obligations or liabilities under any agreements between the parties that remain in effect following the Separation, which agreements include the separation and distribution agreement and the other agreements described in this section.

Indemnification

In the separation and distribution agreement, Alcoa Corporation agreed to indemnify, defend and hold harmless Arconic, each of Arconic’s affiliates and each of Arconic and its affiliates’ respective directors, officers and employees, from and against all liabilities relating to, arising out of or resulting from:

•	the Alcoa Corporation Liabilities;
•	Alcoa Corporation’s failure or the failure of any other person to pay, perform or otherwise promptly discharge any of the Alcoa Corporation Liabilities, in accordance with their respective terms, whether prior to, at or after the Distribution;
•	except to the extent relating to a Arconic Liability, any guarantee, indemnification or contribution obligation for the benefit of Alcoa Corporation by Arconic that survives the Distribution;
•	any breach by Alcoa Corporation of the separation and distribution agreement or any of the ancillary agreements; and
•	any untrue statement or alleged untrue statement or omission or alleged omission of material fact in the Form 10 or in the information statement of Alcoa Corporation (as amended or supplemented), except for any such statements or omissions made explicitly in Arconic’s name.

Arconic agreed to indemnify, defend and hold harmless Alcoa Corporation, each of Alcoa Corporation’s affiliates and each of Alcoa Corporation and Alcoa Corporation’s affiliates’ respective directors, officers and employees from and against all liabilities relating to, arising out of or resulting from:

•	the Arconic Liabilities;
•	the failure of Arconic or any other person to pay, perform or otherwise promptly discharge any of the Arconic Liabilities, in accordance with their respective terms whether prior to, at or after the Distribution;
•	except to the extent relating to an Alcoa Corporation Liability, any guarantee, indemnification or contribution obligation for the benefit of Arconic by Alcoa Corporation that survives the Distribution;
•	any breach by Arconic of the separation and distribution agreement or any of the ancillary agreements; and
•	any untrue statement or alleged untrue statement or omission or alleged omission of a material fact made explicitly in Arconic’s name in the Form 10 or in the information statement of Alcoa Corporation (as amended or supplemented).

The separation and distribution agreement also establishes procedures with respect to claims subject to indemnification and related matters.

Insurance

The separation and distribution agreement provides for the allocation between the parties of rights and obligations under existing insurance policies with respect to occurrences prior to the Distribution and set forth procedures for the administration of insured claims and related matters.

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Transactions with Related Persons in 2017 (continued)

Further Assurances

In addition to the actions specifically provided for in the separation and distribution agreement, except as otherwise set forth therein or in any ancillary agreement, both Alcoa Corporation and Arconic agreed in the separation and distribution agreement to use reasonable best efforts, prior to, on and after the distribution date, to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary, proper or advisable under applicable laws, regulations and agreements to consummate and make effective the transactions contemplated by the separation and distribution agreement and the ancillary agreements.

Dispute Resolution

The separation and distribution agreement contains provisions that govern, except as otherwise provided in any ancillary agreement, the resolution of disputes, controversies or claims that may arise between Alcoa Corporation and Arconic related to the Separation and that are unable to be resolved through good faith discussions between Alcoa Corporation and Arconic. These provisions contemplate that efforts will be made to resolve disputes, controversies and claims by escalation of the matter to executives of Alcoa Corporation and Arconic, and that, if such efforts are not successful, either Alcoa Corporation or Arconic may submit the dispute, controversy or claim to nonbinding mediation or, if such nonbinding mediation is not successful, binding alternative dispute resolution, subject to the provisions of the separation and distribution agreement.

Expenses

Except as expressly set forth in the separation and distribution agreement or in any ancillary agreement, Arconic is responsible for all costs and expenses incurred in connection with the Separation incurred prior to the distribution date, including costs and expenses relating to legal and tax counsel, financial advisors and accounting advisory work related to the Separation. Except as expressly set forth in the separation and distribution agreement or in any ancillary agreement, or as otherwise agreed in writing by Arconic and Alcoa Corporation, all costs and expenses incurred in connection with the Separation after the Distribution will be paid by the party incurring such cost and expense.

Other Matters

Other matters governed by the separation and distribution agreement include Arconic’s right to continue to use the “Alcoa” name and related trademark for limited purposes for a limited period following the Distribution, access to financial and other information, confidentiality, access to and provision of records and treatment of outstanding guarantees and similar credit support.

Termination

The separation and distribution agreement provides that it may not be terminated after the distribution date except by an agreement in writing signed by both Arconic and Alcoa Corporation.

Transition Services Agreement

Alcoa Corporation and Arconic entered into a transition services agreement in connection with the Separation, pursuant to which Alcoa Corporation and Arconic and their respective affiliates provide each other, on an interim, transitional basis, various services, including, but not limited to, employee benefits administration, specialized technical and training services and access to certain industrial equipment, information technology services, regulatory services, continued industrial site remediation and closure services on discrete projects, project management services for certain equipment installation and decommissioning projects, general administrative services and other support services. The agreed-upon charges for such services are generally intended to allow the servicing party to charge a price comprised of out-of-pocket costs and expenses and a predetermined profit in the form of a mark-up of such out-of-pocket expenses. The party receiving each transition service will be provided with reasonable information that supports the charges for such transition service by the party providing the service.

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Transactions with Related Persons in 2017 (continued)

The services generally commenced on the distribution date and will terminate no later than two years following the distribution date. The receiving party may terminate any services by giving prior written notice to the provider of such services and paying any applicable wind-down charges.

Subject to certain exceptions, the liabilities of each party providing services under the transition services agreement are generally limited to the aggregate charges actually paid to such party by the other party pursuant to the transition services agreement.

Tax Matters Agreement

In connection with the separation, Alcoa Corporation and Arconic entered into a tax matters agreement that governs the parties’ respective rights, responsibilities and obligations with respect to taxes (including taxes arising in the ordinary course of business and taxes, if any, incurred as a result of any failure of the Distribution and certain related transactions to qualify as tax-free for U.S. federal income tax purposes), tax attributes, the preparation and filing of tax returns, the control of audits and other tax proceedings, and assistance and cooperation in respect of tax matters.

In addition, the tax matters agreement imposes certain restrictions on us and our subsidiaries (including restrictions on share issuances, business combinations, sales of assets and similar transactions) that are designed to preserve the tax-free status of the Distribution and certain related transactions. The tax sharing agreement provides special rules that allocate tax liabilities in the event the Distribution, together with certain related transactions, is not tax-free. In general, under the tax matters agreement, each party is responsible for any taxes imposed on Arconic or Alcoa Corporation that arise from the failure of the Distribution, together with certain related transactions, to qualify as a transaction that is generally tax-free, for U.S. federal income tax purposes, under Sections 355 and 368(a)(1)(D) and certain other relevant provisions of the Code, to the extent that the failure to so qualify is attributable to actions, events or transactions relating to such party’s respective stock, assets or business, or a breach of the relevant representations or covenants made by that party in the tax matters agreement.

Employee Matters Agreement

Alcoa Corporation and Arconic entered into an employee matters agreement, as amended, in connection with the separation to allocate liabilities and responsibilities relating to employment matters, employee compensation and benefits plans and programs, and other related matters. The employee matters agreement governs certain compensation and employee benefit obligations with respect to the current and former employees and non-employee directors of each company.

The employee matters agreement provides that, unless otherwise specified, Arconic is responsible for liabilities associated with current and former employees of Arconic and its subsidiaries and certain other former employees classified as former employees of Arconic for purposes of post-separation compensation and benefits matters, and Alcoa Corporation is responsible for liabilities associated with current and former employees of Alcoa Corporation and its subsidiaries and certain other former employees classified as former employees of Alcoa Corporation for purposes of post-separation compensation and benefits matters.

Stockholder and Registration Rights Agreement

In connection with the Separation, Alcoa Corporation entered into a stockholder and registration rights agreement with Arconic pursuant to which we agreed that, following the 60-day period commencing immediately after the effective time of the Distribution, upon the request of Arconic, we will use commercially reasonable efforts to effect the registration under applicable federal and state securities laws of any shares of our common stock retained by Arconic. Pursuant to the terms of the agreement, upon notice from Arconic, in February 2017, we effected the registration of the shares of common stock held by Arconic. On May 4, 2017, Arconic sold all remaining shares of our common stock that it had held.

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Transactions with Related Persons in 2017 (continued)

Intellectual Property License Agreements

In connection with the Separation, Alcoa Corporation and Arconic entered into an Alcoa Corporation to Arconic Inc. Patent, Know-How, and Trade Secret License Agreement, an Arconic Inc. to Alcoa Corporation Patent, Know-How, and Trade Secret License Agreement, and an Alcoa Corporation to Arconic Inc. Trademark License Agreement, which we refer to, collectively, as the “intellectual property license agreements.”

Under the intellectual property license agreements, two Arconic businesses, Alcoa Wheels and Spectrochemical Standards, have ongoing rights to use the “Alcoa” name following the Separation. Alcoa Wheels received a 25 year, evergreen renewable, royalty-free license to use the “Alcoa” name for commercial transportation wheels and hubs. The Spectrochemical Standards business received a royalty-free license to use the “Alcoa” name for five years on existing inventory, with the possibility of one five-year extension. Under the intellectual property license agreements, subject to limited exceptions, Alcoa Corporation is not permitted to use or license others to use the “Alcoa” name for a period of 20 years on Arconic-type products, such as aerospace and automotive parts.

The intellectual property license agreements also govern patents that were developed jointly and will continued to be used by both Arconic and Alcoa Corporation, as well as shared know-how. The intellectual property license agreements provide for a license of these patents and know-how from Arconic or Alcoa Corporation, as applicable, to the other on a perpetual, royalty-free, non-exclusive basis, subject to certain exceptions. Namely, Alcoa Corporation will exclusively license to Arconic (i) Advanced Ceramics for non-smelting uses (subject to Alcoa Corporation retaining some non-smelting rights) and (ii) the EVERCAST foundry alloy for commercial truck wheel applications, subject to a threshold sales target being met by December 31, 2020.

Either party may terminate the license with respect to any trademark under the intellectual property license agreements upon an uncured material breach of Arconic with respect to such trademark that remains uncured after at least 60 days.

Metal Supply Agreement

In connection with the Separation, Alcoa Corporation and Arconic entered into a master agreement for the supply of primary aluminum (“metal supply agreement”) pursuant to which Alcoa Corporation will supply Arconic with aluminum for use in its businesses. The metal supply agreement consists of a master agreement setting forth the general terms and conditions of the overall supply arrangement, with an initial term of three years, as well as individual sub-agreements that set forth terms and conditions with respect to the supply of a particular metal item. The master agreement is based on the form of agreement currently used by the Alcoa Corporation Business with its third party customers for metal supply arrangements. Each of the sub-agreements were negotiated individually and contain the main economic terms of the particular supply arrangement, including quantity and pricing. The term of each sub-agreement is typically one year, but if longer than one year, quantity and pricing will be re-determined and renegotiated on an annual basis in accordance with industry practices. Notwithstanding the metal supply agreement, Arconic has the right to purchase metal from other suppliers.

Real Estate Arrangements

Alcoa Corporation and Arconic entered into a lease agreement pursuant to which Arconic leased to Alcoa Corporation the land on which Arconic’s smelter, cast house and associated facilities located in Massena, New York are located for a term of 20 years with three automatic 10-year extensions, except that if Alcoa Corporation determines to close the smelter, the lease will terminate three years after such closure. If Alcoa Corporation ceases active production by the smelter, the facility will be considered closed five years after such cessation continues uninterrupted, and Alcoa Corporation will then be required to dismantle the smelter, remediate the land and otherwise restore it to industrial standard within three years before the lease is deemed terminated. The rent under the Massena lease agreement is set at a market rate and fixed for 10 years, after which it will increase annually based on the Consumer Price Index. In connection with the Massena lease agreement, Alcoa Corporation will provide certain power transmission services and process water to Arconic’s fabricating facility at the Massena, New York location.

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Transactions with Related Persons in 2017 (continued)

In addition, subsidiaries of Alcoa Corporation and Arconic entered into a lease agreement pursuant to which a subsidiary of Alcoa Corporation, which will own the land and smelter assets at Arconic’s Fusina, Italy location, leased the land underlying Arconic’s rolling mill facilities to a subsidiary of Arconic for a term of 20 years with three automatic 10-year extensions. The rent under the Fusina lease agreement is set at a market rate and fixed for 10 years, after which it will increase annually based on the Consumer Price Index.

Alcoa Corporation and Arconic entered into a lease agreement pursuant to which Arconic leased to Alcoa Corporation a portion of one research and development building in which Arconic’s research and development facilities also are located, on Arconic’s research and development campus in New Kensington, Pennsylvania (“ATC Lease Agreement”). The ATC Lease Agreement is for a term of 3 years with no automatic extensions and the rent is set at a market rate and fixed for the term. In connection with the ATC Lease Agreement, Arconic also provides certain building utilities to Alcoa Corporation’s research and development facilities via metered rates.

Spare Parts Loan Agreement

In connection with the Separation, Alcoa Corporation and Arconic entered into a spare parts loan agreement pursuant to which each of Alcoa Corporation and Arconic and their respective affiliates will provide the other party with a loan of a spare equipment in its inventory while the other party has an order in process with its supplier. Upon fulfillment of the equipment order (or, if earlier, the need for the equipment by the loaning party or one year from the loan), the loaned spare equipment is returned to the loaning party. Transportation costs are borne by the borrowing party. Terms and conditions of the agreement are in line with similar agreements to which ParentCo was a party with third parties.

North American Packaging Business Agreement

ParentCo’s operations in Tennessee, which remained with Arconic following the Separation, currently produce wide can body sheet for the North American packaging market. Alcoa plans to shift the production of the wide can body sheet for packaging applications from Tennessee to Alcoa Corporation’s Ma’aden rolling mill. Before the Ma’aden rolling mill can begin production of the wide can body sheet, product from the facilities must be qualified by existing customers as an acceptable source of supply. While it is anticipated that these approvals will be obtained, the qualification process takes approximately 18 months per customer and will roll out over a period of months, subject to when the customer commences the qualification process. To permit Alcoa Corporation to continue supplying its customers without interruption during the qualification process, Alcoa Corporation and Arconic entered into a toll processing and services agreement (“North American packaging business agreement”), pursuant to which Arconic will continue producing the wide can body sheet at Tennessee and provide it to Alcoa Corporation.

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Questions and Answers

About the Meeting and Voting

1.	Who is entitled to vote and how many votes do I have?

If you were a holder of Alcoa common stock at the close of business on the record date, March 13, 2018, you are eligible to vote at the Annual Meeting. For each matter presented for vote, you have one vote for each share you own.

2.	What is the difference between holding shares as a stockholder of record, a registered stockholder, and as a beneficial owner of shares?

Stockholder of Record or Registered Stockholder. If your shares of common stock are registered directly in your name with our transfer agent, Computershare, you are considered a “stockholder of record” or a “registered stockholder” of those shares.

Beneficial Owner of Shares. If your shares are held in an account at a bank, brokerage firm or other similar organization, then you are a beneficial owner of shares held in “street name.” In that case, you will have received these proxy materials from the bank, brokerage firm or other similar organization holding your account and, as a beneficial owner, you have the right to direct your bank, brokerage firm or similar organization how to vote the shares held in your account.

3.	How do I vote if I am a stockholder of record?

By Telephone or Internet. All stockholders of record can vote by telephone within the U.S., U.S. territories and Canada, by using the toll-free telephone number on the proxy or voting instruction card, or through the Internet, at the web address provided and by using the procedures and instructions described on the proxy or voting instruction card. The telephone and Internet voting procedures are designed to authenticate stockholders’ identities, to allow stockholders to vote their shares, and to confirm that their instructions have been recorded properly.

By Written Proxy. All stockholders of record can also vote by written proxy card. If you are a stockholder of record and receive a Notice of Internet Availability of Proxy Materials (“Notice”), you may request a written proxy card by following the instructions included in the Notice. If you sign and return your proxy card but do not mark any selections giving specific voting instructions, your shares represented by that proxy will be voted as recommended by the Alcoa Board.

In Person. All stockholders of record may vote in person at the Annual Meeting. See Question 6 below regarding how to obtain an admission ticket to the Annual Meeting.

Whether or not you plan to attend the meeting, we encourage you to vote by proxy as soon as possible. Your shares will be voted in accordance with your instructions.

4.	How do I vote if I am a beneficial owner of shares?

Your broker is not permitted to vote on your behalf on “non-routine” matters, unless you provide specific instructions by completing and returning the voting instruction form from your broker, bank or other similar organization or by following the instructions provided to you for voting your shares via telephone or the Internet. For the 2018 Annual Meeting, only the ratification of the selection of PricewaterhouseCoopers LLP as auditors for 2018 (Item 2) is considered to be a routine matter. For your vote to be counted with respect to non-routine matters (Items 1, 3 and 4), you will need to communicate your voting decisions to your broker, bank or other similar organization before the date of the Annual Meeting. If you wish to vote your shares at the Annual Meeting, you must obtain a legal proxy from that entity and bring it with you to hand in with your ballot. See Question 6 below regarding how to obtain an admission ticket to the Annual Meeting.

5.	How do I vote if I participate in one of the employee savings plans?

You must provide the trustee of the employee savings plan with your voting instructions in advance of the meeting. You may do so by returning your voting instructions by mail, or submitting them by telephone or electronically using

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Questions and Answers About the Meeting and Voting (continued)

the Internet. You cannot vote your shares in person at the Annual Meeting; the trustee is the only one who can vote your shares. The trustee will vote your shares as you have instructed. If the trustee does not receive your instructions, your shares generally will be voted in proportion to the way the other plan participants voted. To allow sufficient time for voting by the trustee, your voting instructions must be received by 6:00 a.m., EDT, on May 7, 2018.

6.	How do I attend the Annual Meeting?

You may attend the meeting if you were a stockholder as of the close of business on the record date of March 13, 2018. If you plan to attend the meeting, you will need an admission ticket. If you are a registered stockholder, have your Notice available and call 1-866-804-9594 or visit www.AlcoaAdmissionTicket.com and follow the instructions provided to obtain an admission ticket. If a broker, bank or other similar organization holds your shares and you would like to attend the meeting, please write to Alcoa Corporation, 201 Isabella Street, Suite 500, Pittsburgh, Pennsylvania 15212-5858, Attention: Corporate Secretary, or email Corporate_Secretary@Alcoa.com. Please include a copy of your brokerage account statement showing your ownership of Alcoa stock as of the record date of March 13, 2018, or a legal proxy (which you can obtain from your broker, bank or other similar organization), and we will send you an admission ticket.

7.	What does it mean if I receive more than one Notice?

If you are a stockholder of record or participate in Alcoa’s employee savings plans, you will receive one Notice (or if you are an employee with an Alcoa email address, an email proxy form that will be disseminated at the time the Notice and this Proxy Statement is first sent to stockholders) for all shares of common stock held in or credited to your accounts as of the record date, if the account names are exactly the same. If your shares are registered differently and are in more than one account, you will receive more than one Notice or email proxy form, and in that case, you can and are urged to vote all of your shares, which will require you to vote more than once. To avoid this situation in the future, we encourage you to have all accounts registered in the same name and address whenever possible. You can do this by contacting our transfer agent, Computershare, at 1-800-522-6645 (in the U.S. and Canada) or 1-201-680-6578 (all other locations) or through the Computershare website, www.computershare.com.

8.	Can I change my vote?

There are several ways in which you may revoke your proxy or change your voting instructions before the time of voting at the meeting (please note that, in order to be counted, the revocation or change must be received by 6:00 a.m. EDT on May 9, 2018, or by 6:00 a.m. EDT on May 7, 2018 in the case of instructions to the trustee of an employee savings plan):

•	Vote again by telephone or at the Internet website.
•	Transmitting a revised proxy card or voting instruction form that is dated later than the prior one.
•	Stockholders of record may vote in person at the Annual Meeting.
•	Stockholders of record may notify Alcoa’s Corporate Secretary in writing that a prior proxy is revoked.
•	Employee savings plan participants may notify the plan trustee in writing that prior voting instructions are revoked or are changed.

The latest-dated, timely, properly completed proxy that you submit, whether by mail, telephone, or the Internet, will count as your vote. If a vote has been recorded for your shares and you subsequently submit a proxy card that is not properly signed and dated, then the previously recorded vote will stand.

9.	Is my vote confidential?

Yes. Proxy cards, ballots and voting tabulations that identify stockholders are kept confidential except:

•	as necessary to meet applicable legal requirements and to assert or defend claims for or against the Company;
•	in the case of a contested proxy solicitation;
•	if a stockholder makes a written comment on the proxy card or otherwise communicates his or her vote to management; or
•	to allow the independent inspector of elections to certify the results of the vote.

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Corporate Election Services, Inc., the independent proxy tabulator used by Alcoa, counts the votes and acts as the inspector of elections for the meeting.

10.	What is a Broker Non-Vote?

A “broker non-vote” occurs when a broker submits a proxy for a matter but does not have the authority to vote because the beneficial owner did not provide voting instructions on such matter. Under NYSE rules, the proposal to ratify the appointment of independent auditors (Item 2) is considered a “discretionary” or “routine” item. This means that brokerage firms may vote in their discretion on behalf of clients (beneficial owners) who have not furnished voting instructions at least 15 days before the date of the Annual Meeting. In contrast, all of the other proposals set forth in this Proxy Statement are “non-discretionary” or “non-routine” items—brokerage firms that have not received voting instructions from their clients on these matters may not vote on these proposals.

11.	What constitutes a “quorum” for the meeting?

A quorum is a majority of the outstanding shares that are entitled to vote as of the record date present at the meeting or represented by proxy. A quorum is necessary to conduct business at the Annual Meeting. Your shares will be counted as present at the Annual Meeting if you have properly voted by proxy. Abstentions and broker non-votes count as present at the meeting for purposes of determining a quorum. If you vote to abstain on one or more proposals, your shares will be counted as present for purposes of determining the presence of a quorum.

12.	What is the voting requirement to approve each of the proposals, and how are votes counted?

At the close of business on March 13, 2018, the record date for the meeting, Alcoa had 186,198,529 outstanding shares of common stock. Each share of common stock outstanding on the record date is entitled to one vote for each director nominee and one vote for each of the other proposals to be voted on.

Alcoa is incorporated in the State of Delaware. As a result, the Delaware General Corporation Law (the “DGCL”) and the NYSE listing standards govern the voting standards applicable to actions taken by our stockholders. Under our Bylaws, when a quorum is present, in all matters other than the election of directors, the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote on the matter shall be the act of the Company’s stockholders. Under the DGCL and the Bylaws, shares that abstain constitute shares that are present and entitled to vote. Shares abstaining have the practical effect of being voted “against” the matter, other than in the election of directors.

With respect to the election of directors, in order to be elected, each nominee must receive the affirmative vote of a majority of the votes cast at the meeting in respect of his or her election. Broker non-votes and abstentions will have no impact, as they are not counted as votes cast for this purpose.

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Questions and Answers About the Meeting and Voting (continued)

A description of the voting requirements and related effect of abstentions and broker non-votes on each item for stockholder proposal is as follows:

	Voting Options:	Board Recommendation	Vote Required to Adopt the Proposal	Effect of Abstentions and Broker Non-Votes
Item 1—Election of 12 Directors Identified in the Proxy Statement	“For,” “Against,” or “Abstain” on each nominee	FOR” each nominee	Majority of votes cast for such nominee	None
Item 2—Ratification of the Appointment of PricewaterhouseCoopers LLP as our independent Auditor for 2018	“For,” “Against,” or “Abstain”	“FOR”	Majority of shares represented at the Annual Meeting and entitled to vote	Abstentions are treated as votes “against.” Brokers have discretion to vote on this item.
Item 3—Advisory Vote to Approve the 2017 Compensation of our Named Executive Officers	“For,” “Against,” or “Abstain”	“FOR”	Majority of shares represented at the Annual Meeting and entitled to vote	Abstentions are treated as votes “against.” Broker non-votes have no effect.
Item 4—Approval of the Alcoa Corporation 2016 Stock Incentive Plan, as Amended and Restated	“For,” “Against,” or “Abstain”	“FOR”	Majority of shares represented at the Annual Meeting and entitled to vote	Abstentions are treated as votes “against.” Broker non-votes have no effect.

13.	Who pays for the solicitation of proxies?

Alcoa pays the cost of soliciting proxies. Proxies will be solicited on behalf of the Board of Directors by mail, telephone, other electronic means or in person. We have retained Innisfree M&A Inc., 501 Madison Avenue, New York, NY 10022, to assist with the solicitation for an estimated fee of $15,000, plus expenses. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for sending proxy materials to stockholders and obtaining their votes. Our employees may also solicit proxies for no additional compensation.

14.	How do I comment on Company business?

Your comments are collected when you vote using the Internet. We also collect comments from the proxy card if you vote by mailing the proxy card. You may also send your comments to us at Alcoa Corporation, 201 Isabella Street, Suite 500, Pittsburgh, Pennsylvania 15212-5858, Attention: Corporate Secretary. Although it is not possible to respond to each stockholder, your comments help us to understand your concerns.

15.	When are the 2019 stockholder proposals due?

To be considered for inclusion in the Company’s 2019 proxy statement, stockholder proposals submitted in accordance with SEC Rule 14a-8 must be received in writing at our principal executive offices no later than November 20, 2018. Address all stockholder proposals to: Alcoa Corporation, 201 Isabella Street, Suite 500, Pittsburgh, Pennsylvania 15212-5858, Attention: Corporate Secretary. For any proposal that is not submitted for inclusion in next year’s proxy statement, but is instead sought to be presented directly at the 2019 Annual Meeting, notice of intention to present the proposal, including all information required to be provided by the stockholder in accordance with the Company’s Bylaws, must be received in writing at our principal executive offices by February 8, 2019, and no earlier than January 9, 2019. Address all notices of intention to present proposals at the 2019 Annual Meeting to: Alcoa Corporation, 201 Isabella Street, Suite 500, Pittsburgh, Pennsylvania 15212-5858, Attention: Corporate Secretary.

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Questions and Answers About the Meeting and Voting (continued)

16.	Will the Annual Meeting be webcast?

Yes, our Annual Meeting will be webcast on the date of the Annual Meeting, May 9, 2018. You are invited to visit our website, www.alcoa.com under “Investors—Events and Presentations” at 10:00 a.m. (EDT) on May 9, 2018, to access the webcast of the meeting. An archived copy of the webcast also will be available on our website.

17.	What is “householding”?

Stockholders of record who have the same last name and address and who request paper copies of the proxy materials will receive only one copy unless one or more of them notifies us that they wish to receive individual copies. This method of delivery, known as “householding,” will help ensure that stockholder households do not receive multiple copies of the same document, helping to reduce our printing and postage costs, as well as saving natural resources.

We will deliver promptly, upon written or oral request, a separate copy of the 2017 Annual Report, Proxy Statement, or Notice of Internet Availability of Proxy Materials, as applicable, to a security holder at a shared address to which a single copy of the document was delivered. Please direct such requests to Alcoa Corporation, 201 Isabella Street, Suite 500, Pittsburgh, Pennsylvania 15212-5858, Attention: Corporate Secretary or by email at Corporate_Secretary@Alcoa.com.

Stockholders of record may request to begin or to discontinue householding in the future by contacting our transfer agent, Computershare, at 1-800-522-6645 (in the U.S. and Canada), 1-201-680-6578 (all other locations), by mail to Computershare Investor Services, P.O. Box 505000, Louisville, KY 40233-5000 or through the Computershare website, www.computershare.com. Stockholders owning their shares through a bank, broker or other nominee may request to begin or to discontinue householding by contacting their bank, broker or other nominee.

18.	How may I obtain a copy of Alcoa’s 2017 Annual Report and proxy materials?

The Company will provide by mail, without charge, a copy of its Annual Report on Form 10-K for the year ended December 31, 2017 (not including exhibits and documents incorporated by reference), the Proxy Statement for this Annual Meeting, and the annual report and proxy materials for future Annual Meetings (once available) at your request. Please direct all requests to Alcoa Corporation, 201 Isabella Street, Suite 500, Pittsburgh, Pennsylvania 15212-5858, Attention: Corporate Secretary, call 412-315-2900, or email Corporate_Secretary@Alcoa.com. These materials also are available, free of charge, on Alcoa’s website at www.alcoa.com. Requests for materials relating to the 2018 Annual Meeting, by calling 1-800-516-1564, must be made by April 25, 2018 to facilitate timely delivery.

19.	Can other business in addition to the items listed on the agenda be transacted at the meeting?

The Company knows of no other business to be presented for consideration at the meeting other than the items indicated in the Notice. If other matters are properly presented at the meeting, the persons designated as authorized proxies on your proxy card may vote on such matters at their discretion.

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Attachments

ATTACHMENT A — Peer Group Companies for Market Information for

                                   2017 Executive Compensation Decisions

                                   (Non-CEO Peer Group)

The Compensation Committee developed and approved the following peer group consisting of 230 companies for assistance in determining the compensation of our non-CEO named executive officers:

AES Corporation	CenturyLink	Hanesbrands
AMETEK	Chemours Company	Harley-Davidson
Abbott Laboratories	Chicago Bridge & Iron (CB&I)	Harman International Industries
Agilent Technologies	Clorox	Harris
Air Products and Chemicals	Coach	Hasbro
Allergan	Colgate-Palmolive	Henry Ford Health Systems
Ameren	CommScope	Henry Schein
American Electric Power	Commercial Metals	Hershey
Amgen	ConAgra Foods	Hilton Worldwide
Andersons	Conduent	Hormel Foods
Arconic	Corning	Host Hotels & Resorts
Asbury Automotive Group	Crown Castle	IMS Health
Ascena Retail	Dana	International Paper
Ascension Health	Darden Restaurants	J.C. Penney Company
Ashland	Dean Foods	J.M. Smucker
AstraZeneca	Dentsply Sirona	Jabil Circuit
Aurora Healthcare	Dick’s Sporting Goods	Jacobs Engineering
AutoZone	Discovery Communications	JetBlue Airways
Automatic Data Processing	Dollar Tree	KBR
Avery Dennison	Dominion Energy	Kellogg
Avis Budget Group	Dover	Kelly Services
Ball	Dr Pepper Snapple Group	Kimberly-Clark
Barnes & Noble	Duke Energy	Kinder Morgan
Battelle Memorial Institute	Dynegy	Kindred Healthcare
Baxter	Eastman Chemical	Kohl’s
Becton Dickinson	Ecolab	L-3 Communications
Bemis	Edison International	LBrands
Big Lots	Eli Lilly	Lam Research
Biogen	EnLink Midstream	Laureate Education
Booz Allen Hamilton	Entergy	Lear
BorgWarner	Estée Lauder	Leggett and Platt
Boston Scientific	Eversource Energy	Leidos
Bristol-Myers Squibb	Expedia	Lithia Motors
Brookdale Senior Living	FIS	MDU Resources
CA Technologies	FirstEnergy	Marriott International
CBS	Flowers Foods	Masco
CMS Energy	Flowserve	Mattel
CSX	Foot Locker	McCormick
CVR Energy	Fortune Brands Home & Security	Michael Kors
Calpine	Freeport-McMoRan	Micron Technology
Campbell Soup	Frontier Communications	Molson Coors Brewing
CarMax	Gap	Monsanto
Carnival	General Mills	Mosaic
Casey’s General Stores	Goodyear Tire & Rubber	NCR
Celgene	Graphic Packaging	NRG Energy
CenterPoint Energy	HD Supply

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2018 PROXY STATEMENT

Attachment A (continued)

Newell Rubbermaid	Regeneron Pharmaceuticals	Tiffany & Co.
Newmont Mining	Reynolds American	Total System Service (TSYS)
NextEra Energy Inc.	Rockwell Automation	Tractor Supply Company
NiSource	Rockwell Collins	Transocean
Norfolk Southern	Ryder System	Trinity Industries
North Carolina Office of State Human	SAIC	UGI
Resources	SCANA	ULTA Salon, Cosmetics & Fragrances
ONEOK	SNC-Lavalin	Union Pacific Corporation
Occidental Petroleum	Sealed Air	United Rentals
Orbital ATK	Sears	United States Steel
Oshkosh	Sempra Energy	Universal Health Services
Owens Corning	Sherwin-Williams	University of Texas - M.D. Anderson
Owens-Illinois	Smithfield Foods	Cancer Center
PPL	Sonoco Products	VF Corporation
PVH Corp.	Southern Company Services	VWR International
Pacific Gas & Electric	Southwest Airlines	Valeant Pharmaceuticals
Parker Hannifin	SpartanNash	Viacom
Peabody Energy	Spectrum Health - Grand Rapids	W.W. Grainger
Performance Food Group	Hospitals	Waste Management
PetSmart	Spirit AeroSystems	Wellcare Health Plans
Polaris Industries	Stanford University	WestRock
Praxair	Stanley Black & Decker	Westlake Chemical
Providence Health & Services	Starbucks	Weyerhaeuser
Public Service Enterprise Group	Stryker	Whirlpool
PulteGroup	Takeda Pharmaceuticals	Williams Companies
QVC	Talen Energy	Wisconsin Energy
Quad/Graphics	Tenet Healthcare Corporation	Wyndham Worldwide
Quest Diagnostics	Tennessee Valley Authority	Xcel Energy
Quintiles	Terex	Yum! Brands
RPM International	Textron	Zimmer Biomet
Ralph Lauren	Thermo Fisher Scientific	Zoetis
Realogy	Thomson Reuters	iHeartMedia

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2018 PROXY STATEMENT

Attachment B

ATTACHMENT B—Calculation of Financial Measures

Reconciliation of Adjusted EBITDA (in millions)

	Year ended
	December 31,
	2017	2016(2)
Net income (loss) attributable to Alcoa Corporation	$217	$(400)
Add:
Net income attributable to noncontrolling interest	342	54
Provision for income taxes	600	184
Other income, net	(58)	(89)
Interest expense	104	243
Restructuring and other charges	309	318
Provision for depreciation, depletion, and amortization	750	718
Adjusted EBITDA	$2,264	$1,028
Special items(1)	88	80
Adjusted EBITDA, excluding special items	$2,352	$1,108

Alcoa Corporation’s definition of Adjusted EBITDA (Earnings before interest, taxes, depreciation, and amortization) is net margin plus an add-back for depreciation, depletion, and amortization. Net margin is equivalent to Sales minus the following items: Cost of goods sold; Selling, general administrative, and other expenses; Research and development expenses; and Provision for depreciation, depletion, and amortization. Adjusted EBITDA is a non-GAAP financial measure. Management believes that this measure is meaningful to investors because Adjusted EBITDA provides additional information with respect to Alcoa Corporation’s operating performance and the Company’s ability to meet its financial obligations. The Adjusted EBITDA presented may not be comparable to similarly titled measures of other companies.

(1)	Special items include the following (see Reconciliation of Adjusted Income (Loss) above for additional information):
•	for the year ended December 31, 2017, costs related to the partial restart of the Warrick (Indiana) smelter ($46), an unfavorable impact due to the near-term power market exposure as a result of renegotiating a hedging contract related to forecasted future spot market power purchases for the Portland (Australia) smelter ($21), settlement of legacy tax matters in Brazil ($11), a write-down of inventory related to the permanent closure of the Rockdale (Texas) smelter ($6), and preparation and contingency costs for a potential work stoppage (lockout commenced on January 11, 2018) at a non-U.S. smelter ($4); and
•	for the year ended December 31, 2016, costs associated with the separation of Alcoa Corporation from its former parent company ($73) and a write-down of inventory related to the permanent closure of a smelter in the United States and adjustments at two previously curtailed facilities ($7).

(2)	Prior to November 1, 2016, Alcoa Corporation’s financial statements were prepared on a carve-out basis, as the underlying operations of the Company were previously consolidated as part of Alcoa Corporation’s former parent company’s financial statements. Accordingly, the results of operations of Alcoa Corporation for the first ten months included in the year ended December 31, 2016 were prepared on such basis. The carve-out financial statements of Alcoa Corporation are not necessarily indicative of Alcoa Corporation’s consolidated results of operations had it been a standalone company during the referenced period. See the Combined Financial Statements included in Exhibit 99.1 to Alcoa Corporation’s Form 10 Registration Statement and the Consolidated Financial Statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017 filed with the SEC on October 11, 2016 and February 26, 2018, respectively, for additional information.

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2018 PROXY STATEMENT

Attachment B (continued)

Reconciliation of Free Cash Flow (in millions)

	Year ended
	December 31,
	2017	2016(1)
Cash from operations	$1,224	$(311)
Capital expenditures	(405)	(404)
Free cash flow	$819	$(715)

Free Cash Flow is a non-GAAP financial measure. Management believes that this measure is meaningful to investors because management reviews cash flows generated from operations after taking into consideration capital expenditures, which are both necessary to maintain and expand Alcoa Corporation’s asset base and expected to generate future cash flows from operations. It is important to note that Free Cash Flow does not represent the residual cash flow available for discretionary expenditures since other non-discretionary expenditures, such as mandatory debt service requirements, are not deducted from the measure.

(1)	Prior to November 1, 2016, Alcoa Corporation’s financial statements were prepared on a carve-out basis, as the underlying operations of the Company were previously consolidated as part of Alcoa Corporation’s former parent company’s financial statements. Accordingly, the cash flows of Alcoa Corporation for the first ten months included in the year ended December 31, 2016 were prepared on such basis. The carve-out financial statements of Alcoa Corporation are not necessarily indicative of Alcoa Corporation’s consolidated cash flows had it been a standalone company during the referenced period. See the Combined Financial Statements included in Exhibit 99.1 to Alcoa Corporation’s Form 10 Registration Statement and the Consolidated Financial Statements included in the Company’s Annual Report on Form 10-K for the period ended December 31, 2017 filed with the SEC on October 11, 2016 and February 26, 2018, respectively, for additional information.

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2018 PROXY STATEMENT

Attachment C

ATTACHMENT C—Alcoa Corporation 2016 Stock Incentive Plan

                                        (as Amended and Restated)

SECTION 1. PURPOSE. The purpose of the Alcoa Corporation 2016 Stock Incentive Plan (as amended and restated, the “Plan”) is to encourage selected Directors and Employees to acquire a proprietary interest in the long-term growth and financial success of the Company and to further link the interests of such individuals to the long-term interests of stockholders.

SECTION 2. DEFINITIONS. As used in the Plan, the following terms have the meanings set forth below (except as otherwise provided in an Award Agreement):

“Affiliate” shall have the meaning set forth in Rule 12b-2 under Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

“Award” means any Option, Stock Appreciation Right, Restricted Share Award, Restricted Share Unit, Converted Award, or any other right, interest, or option relating to Shares or other property granted pursuant to the provisions of the Plan.

“Award Agreement” means any written or electronic agreement, contract, or other instrument or document evidencing any Award granted by the Committee hereunder (and, in the case of a Converted Award, originally between Alcoa Inc. and the Participant), which may, but need not, be executed or acknowledged by both the Company and the Participant.

“Board” means the Board of Directors of the Company.

“Change in Control” shall be deemed to have occurred if the event set forth in any one of the following paragraphs shall have occurred:

(a)	any one person or more than one person acting as a group (a “Person”) acquires, whether by purchase in the market, tender offer, reorganization, merger, statutory share exchange or consolidation, other similar transaction involving the Company or any of its subsidiaries or otherwise (a “Transaction”), common stock of the Company possessing 30% or more of the total voting power of the stock of the Company unless (A) all or substantially all of the individuals and entities that were the beneficial owners of the then-outstanding shares of common stock of the Company (the “Outstanding Company Common Stock”) or the combined voting power of the then outstanding voting securities of the Company (the “Outstanding Company Voting Securities”) immediately prior to such Transaction own, directly or indirectly, 50% or more of the then outstanding shares of common stock (or, for a non-corporate entity, equivalent securities) and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors (or, for a non-corporate entity, equivalent governing body), as the case may be, of the entity resulting from such Transaction (including, without limitation, an entity that, as a result of such transaction, owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership immediately prior to such Transaction of the Outstanding Company Common Stock and the Outstanding Company Voting Securities, as the case may be, and (B) at least a majority of the members of the board of directors (or, for a non-corporate entity, equivalent governing body) of the entity resulting from such Transaction were members of the board of directors of the Company at the time of the Transaction (which in the case of a market purchase shall be the date 30% ownership was first acquired, in the case of a tender offer, when at least 30% of the Company’s shares were tendered, and in other events upon the execution of the initial agreement or of the action of the Board providing for such Transaction); and provided, further, that, for purposes of this paragraph, the following acquisitions shall not constitute a Change in Control: (i) any acquisition directly from the Company, (ii) any acquisition by the Company, or (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Affiliate;

(b)	a majority of the members of the Board is replaced during any 12-month period by (i) directors whose appointment or election is not endorsed by a majority of the Company’s Board before the date of such appointment or election and/or (ii) whose appointment or election is in connection with an election contest or through use of proxy access procedures included in the Company’s organizational documents;

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Attachment C (continued)

(c)	any Person acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such Person) assets of the Company that have a total gross fair market value of more than 40% of the total gross fair market value of all of the assets of the Company immediately before such acquisition or acquisitions; or

(d)	the consummation of a complete liquidation or dissolution of the Company.

Further and for the avoidance of doubt, a transaction will not constitute a Change in Control if its sole purpose is to (i) change the jurisdiction of the Company’s incorporation, or (ii) create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.

Provided, however, solely with respect to any Award that the Committee determines to be subject to Section 409A of the Code (and not excepted therefrom), and a Change in Control is a distribution event for purposes of an Award, the foregoing definition of Change in Control shall be interpreted, administered, limited and construed in a manner necessary to ensure that the occurrence of any such event shall result in a Change in Control only if such event qualifies as a change in the ownership or effective control of a corporation, or a change in the ownership of a substantial portion of the assets of a corporation, as applicable, within the meaning of Treasury Regulation Section 1.409A-3(i)(5) of the Code.

“Code” means the U.S. Internal Revenue Code of 1986, as amended from time to time, and any successor thereto, and the regulations and other binding guidance promulgated thereunder.

“Committee” means the Compensation and Benefits Committee of the Board, any successor to such committee or a subcommittee thereof or, if the Board so determines, another committee of the Board, in each case composed of no fewer than two directors, each of whom is a Non-Employee Director and, for remuneration that is payable pursuant to an Award that is eligible for the qualified performance-based compensation exception under Section 162(m) of the Code, an “outside director” within the meaning of Section 162(m) of the Code, or any successor provision thereto.

“Company” means Alcoa Corporation, a Delaware corporation, including any successor thereto.

“Contingency Period” has the meaning set forth in SECTION 8.

“Converted Award” means an Award that is issued to satisfy the automatic adjustment and conversion of awards of Alcoa Inc. common stock contemplated under the Employee Matters Agreement. Converted Awards may be in the form of Options or Restricted Share Units, including Restricted Share Units that are Performance Awards. For avoidance of doubt, any Converted Award will be governed by the provisions of the original award agreement applicable to such Converted Award.

“Covered Employee” means a “covered employee” within the meaning of Section 162(m)(3) of the Code, or any successor provision thereto.

“Director” means a member of the Board who is not an Employee.

“Employee” means any employee (including any officer or employee director) of the Company or of any Subsidiary.

“Employee Matters Agreement” means the Employee Matters Agreement dated October 31, 2016 as amended by and between Alcoa Inc. and the Company relating to the transfer of employees in connection with the separation of the Company’s business from Alcoa Inc.’s business, which agreement is incorporated herein by reference.

“Equity Restructuring” means a nonreciprocal transaction between the Company and its stockholders, such as a stock dividend, stock split (including a reverse stock split), spin-off, rights offering or recapitalization through a large, nonrecurring cash dividend, that affects the Shares (or other securities of the Company) or the price of Shares (or other securities) and causes a change in the per share value of the Shares underlying outstanding Awards.

“Executive Officer” means an officer who is designated as an executive officer by the Board or by its designees in accordance with the definition of executive officer under Rule 3b-7 of the U.S. Securities Exchange Act of 1934, as amended.

“Exercisable Time-Based Award” has the meaning set forth in SECTION 12.

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2018 PROXY STATEMENT

Attachment C (continued)

“Fair Market Value” with respect to Shares on any given date means the closing price per Share on that date as reported on the New York Stock Exchange or other stock exchange on which the Shares principally trade. If the New York Stock Exchange or such other stock exchange is not open for business on the date fair market value is being determined, the closing price per Share as reported for the next business day on which that exchange is open for business will be used. If the Shares are not listed on any established stock exchange, the mean between dealer “bid” and “ask” prices of the Shares in the over-the-counter market on the day for which such value is to be determined, as reported by the National Association of Securities Dealers, Inc. if applicable, or, if not, as determined in the discretion of the Board.

“Family Member” has the same meaning as such term is defined in Form S-8 (or any successor form) promulgated under the U.S. Securities Act of 1933, as amended.

“Incentive Stock Option” means an Option that is intended to qualify as an “incentive stock option” under Section 422 of the Code or any successor provision.

“Non-Employee Director” has the meaning set forth in Rule 16b-3(b)(3) under the Exchange Act or any successor definition adopted by the U.S. Securities and Exchange Commission.

“Option” means any right granted to a Participant under the Plan allowing such Participant to purchase Shares at such price or prices and during such period or periods as the Committee shall determine.

“Other Awards” has the meaning set forth in SECTION 10.

“Participant” means an Employee or a Director who is selected to receive an Award under the Plan.

“Performance Award” means any award granted pursuant to SECTION 11 hereof in the form of Options, Stock Appreciation Rights, Restricted Share Units, Restricted Shares or other awards of property, including cash, that have a performance feature described in SECTION 11.

“Performance Period” means that period established by the Committee at the time any Performance Award is granted or at any time thereafter during which any performance goals specified by the Committee with respect to such Award are to be measured. A Performance Period may not be less than one year.

“Plan” means this Alcoa Corporation 2016 Stock Incentive Plan, as may be amended from time to time.

“Replacement Award” means an Award resulting from adjustments or substitutions referred to in Section 4(f) herein, provided that such Award is issued by a company (foreign or domestic) the majority of the equity of which is listed under and in compliance with the domestic company listing rules of the New York Stock Exchange or with a similarly liquid exchange which has comparable standards to the domestic company listing standards of the New York Stock Exchange.

“Restricted Shares” has the meaning set forth in SECTION 8.

“Restricted Share Unit” has the meaning set forth in SECTION 9.

“Retirement” means either (i) a termination of employment in which there is a right to immediate payment of a pension benefit under the normal or early retirement provisions (excluding any deferred vested pension) of any Company sponsored defined benefit retirement plan or (ii) in the case of a Company sponsored defined contribution savings plan, the earliest of age 55 with 10 years of service or age 65, unless a different normal or early retirement age is otherwise specified in the plan. If there is no Company sponsored defined benefit or defined contribution pension plan, the retirement definition of any applicable governmental retirement plan in the applicable country will govern. Any Award that may become vested or earned in connection with Retirement shall remain subject to clawback as set forth in Section 15(f).

“Shares” means the shares of common stock of the Company, $0.01 par value.

“Stock Appreciation Right” means any right granted under SECTION 7.

“Subsidiary” means any corporation or other entity in which the Company owns, directly or indirectly, stock of 50% or more of the total combined voting power of all classes of stock in such corporation or entity, and any corporation, partnership, joint venture, limited liability company or other business entity as to which the Company possesses a significant ownership interest, directly or indirectly, as determined by the Committee.

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Attachment C (continued)

“Substitute Awards” means Awards granted or Shares issued by the Company in assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, by a company acquired by the Company or any of its Subsidiaries or with which the Company or any of its Subsidiaries combines.

“Time-Based Award” means any Award granted pursuant to the Plan that is not a Performance Award.

“10% Stockholder” means an employee of the Company or its Subsidiary who, as of the date on which an Incentive Stock Option is granted to such employee, owns more than ten percent (10%) of the total combined voting power of all classes of Shares then issued by the Company or any of its Subsidiaries.

SECTION 3. ADMINISTRATION. The Plan shall be administered by the Committee. The Committee shall have full power and authority, subject to such orders or resolutions not inconsistent with the provisions of the Plan as may from time to time be adopted by the Board, to: (i) select the Employees of the Company and its Subsidiaries to whom Awards may from time to time be granted hereunder; (ii) determine the type or types of Award to be granted to each Employee Participant hereunder; (iii) determine the number of Shares to be covered by each Employee Award granted hereunder; (iv) determine the terms and conditions of any Employee Award granted hereunder, and make modifications to such terms and conditions with respect to any outstanding Employee Award, in each case, which are not inconsistent with the provisions of the Plan; (v) determine whether, to what extent and under what circumstances Employee Awards may be settled in cash, Shares or other property or canceled or suspended; (vi) determine whether, to what extent and under what circumstances cash, Shares and other property and other amounts payable with respect to an Employee Award under this Plan shall be deferred either automatically or at the election of the Participant; (vii) interpret and administer the Plan and any instrument or agreement entered into under the Plan; (viii) determine whether any corporate transaction, such as a sale or spin-off of a division or business unit, or a joint venture, shall be deemed to result in a Participant’s termination of service for purposes of Awards granted under the Plan; (ix) establish such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (x) make any other determination and take any other action that the Committee deems necessary or desirable for administration of the Plan, including, without limiting the generality of the foregoing, make any determinations necessary to effectuate the purpose of Section 12(a)(v) below. Decisions of the Committee shall be final, conclusive and binding upon all persons, including the Company, any Participant and any stockholder; provided that the Board shall approve any decisions regarding Director Awards.

The Board shall have full power and authority, upon the recommendation of the Governance and Nominating Committee of the Board to: (i) select the Directors of the Company to whom Awards may from time to time be granted hereunder; (ii) determine the type or types of Award to be granted to each Director Participant hereunder; (iii) determine the number of Shares to be covered by each Director Award granted hereunder; (iv) determine the terms and conditions of any Director Award granted hereunder, and make modifications to such terms and conditions with respect to any outstanding Director Award, in each case, which are not inconsistent with the provisions of the Plan; (v) determine whether, to what extent and under what circumstances Director Awards may be settled in cash, Shares or other property or canceled or suspended; and (vi) determine whether, to what extent and under what circumstances cash, Shares and other property and other amounts payable with respect to a Director Award under this Plan shall be deferred either automatically or at the election of the Director. Subject to adjustment pursuant to Section 4(f), Awards to a Director made under this Plan shall not exceed an aggregate value of $500,000 based on grant date fair values (determined in accordance with U.S. generally accepted accounting principles) in any one fiscal year period.

Notwithstanding the foregoing, the Board or the Committee may delegate to one or more of the Committee’s members, to a subcommittee of the Committee, other Board members, or to one or more officers of the Company or an Affiliate such responsibilities, duties and powers as may be deemed advisable, including without limitation, (i) to designate recipients of Awards under the Plan, and to grant Awards to them, and (ii) to determine the number of such Awards to be received by any such Participants; provided that such delegation of duties and responsibilities to an officer of the Company or an Affiliate may be not made with respect to the grant of Awards to (i) Directors or officers who are subject to Section 16(a) of the Exchange Act on the grant date or (ii) Employees who, as of the grant date, are reasonably anticipated to be Covered Employees. The acts of such delegates shall be treated hereunder as acts of the Board or Committee, as applicable, and such delegates shall report regularly to the Board or Committee, as applicable, regarding the delegated duties and responsibilities and any Awards granted.

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Attachment C (continued)

SECTION 4. SHARES SUBJECT TO THE PLAN.

(a)	Number of Shares Reserved under the Plan. Subject to the adjustment provisions of Section 4(f) below and the provisions of Section 4(b), up to 30,000,000 Shares may be issued under the Plan. Notwithstanding anything in this Section 4, or elsewhere in this Plan, to the contrary, and subject to adjustment pursuant to Section 4(f), the aggregate number of Shares actually issued or transferred by the Company upon the exercise of Incentive Stock Options shall not exceed 5,000,000. Each Share issued pursuant to an Award other than an Option or a Stock Appreciation Right shall count as (i) 2.33 Shares from November 1, 2016 until May 10, 2017 and (ii) 1.63 Shares from May 10, 2017 and thereafter, for purposes of the foregoing authorization. Each Share issued pursuant to an Option or Stock Appreciation Right shall be counted as one Share for each Option or Stock Appreciation Right. For the avoidance of doubt, (i) any Shares issued pursuant to a Converted Award shall reduce the maximum number of Shares issuable under this Section 4(a) and (ii) Shares subject to Awards granted in cash or cash- settled Awards shall not count against the Shares authorized for issuance under the Plan.

(b)	Share Replenishment. In addition to the Shares authorized by Section 4(a), Shares underlying Awards that are granted under the Plan, which are subsequently forfeited, cancelled or expire in accordance with the terms of the Award shall become available for issuance under the Plan. The following Shares shall not become available for issuance under the Plan: (x) Shares tendered in payment of an Option, Stock Appreciation Right or other Award, and (y) Shares withheld by the Company for the payment of federal, state and/or local taxes. Shares purchased by the Company using Option proceeds shall not be added to the Plan limit and if Stock Appreciation Rights are settled in Shares, each Stock Appreciation Right shall count as one Share whether or not Shares are actually issued or transferred under the Plan.

(c)	Issued Shares. Shares shall be deemed to be issued hereunder only when and to the extent that payment or settlement of an Award is actually made in Shares. Notwithstanding anything herein to the contrary, the Committee may at any time authorize a cash payment in lieu of Shares, including without limitation if there are insufficient Shares available for issuance under the Plan to satisfy an obligation created under the Plan.

(d)	Source of Shares. Any Shares issued hereunder may consist, in whole or in part, of authorized and unissued Shares, treasury Shares or Shares purchased in the open market or otherwise.

(e)	Substitute Awards. Shares issued or granted in connection with Substitute Awards shall not reduce the Shares available for issuance under the Plan or to a Participant in any one fiscal year.

(f)	Adjustments. Subject to SECTION 12:

(i)	Corporate Transactions other than an Equity Restructuring. In the event of any stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other change affecting the Shares or the price of the Shares other than an Equity Restructuring, the Committee shall make such adjustments, if any, as the Committee in its discretion may deem appropriate to reflect such change with respect to (i) the aggregate number and kind of shares that may be issued under the Plan (including, but not limited to, adjustments of the limitations in Sections 4(a) and 13(f) hereof); (ii) the terms and conditions of any outstanding Awards (including, without limitation, any applicable performance targets or criteria with respect thereto); and (c) the grant or exercise price per Share for any outstanding Awards under the Plan. Any adjustment affecting an Award intended to be “performance-based compensation” within the meaning of Section 162(m)(4)(C) of the Code, or any successor provision thereto, shall be made consistent with the requirements of Section 162(m) of the Code, and any adjustments to Awards subject to Section 409A of the Code shall be made in the accordance with the requirements of Section 409A of the Code.

In the event of any transaction or event described above in this Section 4(f)(i) or any unusual or nonrecurring transactions or events affecting the Company, any Affiliate of the Company, or the financial statements of the Company or any Affiliate, or of changes in applicable laws, regulations or accounting principles, the Committee, on such terms and conditions as it deems appropriate, either by the terms of the Award or by action taken prior to the occurrence of such transaction or event (except that action to give effect to a change in applicable laws or accounting principles may be made within a reasonable

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Attachment C (continued)

period of time after such change), is hereby authorized to take actions, including but not limited to any one or more of the following actions, whenever the Committee determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Award under the Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles, provided that the number of Shares subject to any Award will always be a whole number:

(A)	To provide for either (i) termination of any such Award in exchange for an amount of cash, if any, equal to the amount that would have been attained upon the exercise of such Award or realization of the Participant’s rights (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction or event described above in this Section 4(f)(i) the Committee determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Participant’s rights, then such Award may be terminated by the Company without payment) or (ii) the replacement of such Award with other rights or property selected by the Committee in its sole discretion;

(B)	To provide that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;

(C)	To make adjustments in the number and type of Shares (or other securities or property) subject to outstanding Awards, and in the number and kind of outstanding Shares and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding options, rights and awards;

(D)	To provide that such Award shall be exercisable or payable or fully vested with respect to all Shares covered thereby; or

(E)	To provide that the Award cannot vest, be exercised or become payable after such event.

(ii)	Equity Restructuring. In connection with the occurrence of any Equity Restructuring, and notwithstanding anything to the contrary in this Section 4(f), the Committee will adjust the terms of the Plan and each outstanding Award as it deems equitable to reflect the Equity Restructuring, which may include (i) adjusting the number and type of securities subject to each outstanding Award and/or with respect to which Awards may be granted under the Plan (including, but not limited to, adjustments of the limitations in Sections 4(a) and 13(f) hereof); (ii) adjusting the terms and conditions of (including the grant or exercise price), and the performance targets or other criteria included in, outstanding Awards; and (iii) granting new Awards or making cash payments to Participants. The adjustments provided under this Section 4(f)(ii) will be nondiscretionary and final and binding on all interested parties, including the affected Participants and the Company; provided that the Committee will determine whether an adjustment is equitable and the number of Shares subject to any Award will always be a whole number.

(g)	Minimum Vesting Requirements. Except in the case of Substitute Awards, Awards granted under the Plan to Participants shall either be subject to a minimum vesting period of (i) three years (which may include, among others, ratable annual vesting within such three-year period) in the case of Restricted Shares and Restricted Share Units, in each case where the restrictions only relate to the passage to time, or (ii) one year for any other Awards, including Performance Awards, available for grant under the Plan. Notwithstanding the foregoing, (i) the Committee may authorize acceleration of vesting of such Awards in the event of the Participant’s death, Disability, or the occurrence of a Change in Control as provided in SECTION 12 or (ii) the Committee may grant Awards without the above-described minimum vesting requirements with respect to Awards covering up to 5% of the aggregate number of Shares authorized for issuance under the Plan.

SECTION 5. ELIGIBILITY. Any Director or Employee shall be eligible to be selected as a Participant.

SECTION 6. STOCK OPTIONS. Options may be granted hereunder to Participants either alone or in addition to other Awards granted under the Plan. Any Option granted under the Plan may be evidenced by an Award Agreement in such

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Attachment C (continued)

form as the Committee from time to time approves. Any such Option shall be subject to the terms and conditions required by this SECTION 6 and to such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee may deem appropriate in each case. Options may be (i) Incentive Stock Options that are intended to qualify under particular provisions of the Code, (ii) Options that are not intended to be Incentive Stock Options, or (iii) a combination of the foregoing. Incentive Stock Options may only be granted to Participants who meet the definition of “employees” under Section 3401(c) of the Code. The terms of any Incentive Stock Option shall be subject in all respects to the provisions of Section 422 of the Code, or any successor provision thereto, and any regulations promulgated thereunder.

(a)	Option Price. The purchase price (or Option price) per Share purchasable under an Option shall be determined by the Committee in its sole discretion; provided that, except in connection with an adjustment provided for in Section 4(f), Substitute Awards or Converted Awards, such purchase price shall not be less than the Fair Market Value of one Share on the date of the grant of the Option (or less than 110% of the Fair Market Value of one Share on such date in the case of an Incentive Stock Option granted to a 10% Stockholder). The Committee may, in its sole discretion, establish a limit on the amount of gain that can be realized on an Option.

(b)	Option Period. The term of each Option granted hereunder shall not exceed ten years from the date the Option is granted (or five years in the case of an Incentive Stock Option granted to a 10% Stockholder).

(c)	Exercisability. Options shall be exercisable at such time or times as determined by the Committee at or subsequent to grant, subject to the terms of the Plan.

(d)	Method of Exercise. Subject to the other provisions of the Plan, any Option may be exercised by the Participant in whole or in part at such time or times, and the Participant may make payment of the Option price in such form or forms, including, without limitation, payment by delivery of cash, Shares or other consideration (including, where permitted by law and the Committee, Awards) having a fair market value on the exercise date equal to the total Option price, or by any combination of cash, Shares and other consideration as the Committee may specify in the applicable Award Agreement.

SECTION 7. STOCK APPRECIATION RIGHTS. Stock Appreciation Rights may be granted to Participants on such terms and conditions as the Committee may determine, subject to the requirements of the Plan. A Stock Appreciation Right shall confer on the holder a right to receive, upon exercise, the excess of (i) the Fair Market Value of one Share on the date of exercise or, if the Committee shall so determine, at any time during a specified period before the date of exercise over (ii) the grant price of the right on the date of grant, or if granted in connection with an outstanding Option on the date of grant of the related Option, as specified by the Committee in its sole discretion, which, except in the case of Substitute Awards, Converted Awards or in connection with an adjustment provided in Section 4 (f), shall not be less than the Fair Market Value of one Share on such date of grant of the right or the related Option, as the case may be. Any payment by the Company in respect of such right may be made in cash, Shares, other property or any combination thereof, as the Committee, in its sole discretion, shall determine. The Committee may, in its sole discretion, establish a limit on the amount of gain that can be realized on a Stock Appreciation Right.

(a)	Grant Price. The grant price for a Stock Appreciation Right shall be determined by the Committee, provided, however, and except as provided in Section 4(f) and for Substitute Awards and Converted Awards, that such price shall not be less than 100% of the Fair Market Value of one Share on the date of grant of the Stock Appreciation Right.

(b)	Term. The term of each Stock Appreciation Right shall not exceed ten years from the date of grant, or if granted in tandem with an Option, the expiration date of the Option.

(c)	Time and Method of Exercise. The Committee shall establish the time or times at which a Stock Appreciation Right may be exercised in whole or in part.

SECTION 8. RESTRICTED SHARES.

(a)

Definition. A Restricted Share means any Share issued with the contingency or restriction that the holder may not sell, transfer, pledge or assign such Share and with such other contingencies or restrictions as the Committee, in its sole discretion, may impose (including, without limitation, any contingency or restriction on the right to vote

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Attachment C (continued)

such Share and the right to receive any cash dividends), which contingencies and restrictions may lapse separately or in combination, at such time or times, in installments or otherwise, as the Committee may deem appropriate.

(b)	Issuance. A Restricted Share Award shall be subject to contingencies or restrictions imposed by the Committee during a period of time specified by the Committee (the “Contingency Period”). Restricted Share Awards may be issued hereunder to Participants, for no cash consideration or for such minimum consideration as may be required by applicable law, either alone or in addition to other Awards granted under the Plan. The terms and conditions of Restricted Share Awards need not be the same with respect to each recipient.

(c)	Registration. Any Restricted Share issued hereunder may be evidenced in such manner as the Committee in its sole discretion shall deem appropriate, including, without limitation, book-entry registration or issuance of a stock certificate or certificates. In the event any stock certificate is issued in respect of Restricted Shares awarded under the Plan, such certificate shall be registered in the name of the Participant and shall bear an appropriate legend referring to the terms, conditions, contingencies and restrictions applicable to such Award.

(d)	Forfeiture. Except as otherwise determined by the Committee at the time of grant or thereafter or as otherwise set forth in the terms and conditions of an Award, upon termination of service for any reason during the Contingency Period, all Restricted Shares still subject to any contingency or restriction shall be forfeited by the Participant and reacquired by the Company.

(e)	Section 83(b) Election. A Participant may, with the consent of the Committee, make an election under Section 83(b) of the Code to report the value of Restricted Shares as income on the date of grant. The Committee may, in its discretion, provide in an Award Agreement, that the Restricted Share Award is conditioned upon the Participant’s making or refraining from making an election with respect to such Award under Section 83(b) of the Code.

SECTION 9. RESTRICTED SHARE UNITS.

(a)	Definition. A Restricted Share Unit is an Award of a right to receive, in cash or Shares, as the Committee may determine, the Fair Market Value of one Share, the grant, issuance, retention and/or vesting of which is subject to such terms and conditions as the Committee may determine at the time of the grant, which shall not be inconsistent with this Plan.

(b)	Terms and Conditions. In addition to the terms and conditions that may be established at the time of a grant of Restricted Share Unit Awards, the following terms and conditions apply:

(i)	Except as permitted under SECTION 15(a), Restricted Share Unit Awards may not be sold, pledged or otherwise encumbered prior to the date on which the Shares are issued, or, if later, the date on which any applicable contingency, restriction or performance period lapses.

(ii)	Shares (including securities convertible into Shares) subject to Restricted Share Unit Awards may be issued for no cash consideration or for such minimum consideration as may be required by applicable law. Shares (including securities convertible into Shares) purchased pursuant to a purchase right granted under this SECTION 9 thereafter shall be purchased for such consideration as the Committee shall in its sole discretion determine, which shall not be less than the Fair Market Value of such Shares or other securities as of the date such purchase right is granted.

(iii)	The terms and conditions of Restricted Share Unit Awards need not be the same with respect to each recipient.

SECTION 10. OTHER AWARDS. Other Awards of Shares and other Awards that are valued in whole or in part by reference to, or are otherwise based on, Shares or other property (“Other Awards”) may be granted to Participants. Other Awards may be paid in Shares, cash or any other form of property as the Committee shall determine. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the Participants to whom, and the time or times at which, such Awards shall be made, the number of Shares to be granted pursuant to such Awards and all other conditions of the Awards. The terms and conditions of Other Awards need not be the same with respect to each recipient.

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Attachment C (continued)

SECTION 11. PERFORMANCE AWARDS. Awards with a performance feature are referred to as “Performance Awards”. Performance Awards may be granted in the form of Options, Stock Appreciation Rights, Restricted Share Units, Restricted Shares or Other Awards with the features and restrictions applicable thereto. The performance criteria to be achieved during any Performance Period and the length of the Performance Period shall be determined by the Committee upon the grant of each Performance Award. Performance Awards may be paid in cash, Shares, other property or any combination thereof in the sole discretion of the Committee. The performance levels to be achieved for each Performance Period and the amount of the Award to be paid shall be conclusively determined by the Committee. Except as provided in SECTION 12, each Performance Award shall be paid following the end of the Performance Period or, if later, the date on which any applicable contingency or restriction has ended.

SECTION 12. CHANGE IN CONTROL PROVISIONS.

(a)	Effect of a Change in Control on Existing Awards under this Plan. Notwithstanding any other provision of the Plan to the contrary, in the event of a Change in Control:

(i)	any Time-Based Award consisting of Options, Stock Appreciation Rights or any other Time-Based Award in the form of rights that are exercisable by Participants upon vesting (“Exercisable Time-Based Award”), that is outstanding as of the date on which a Change in Control shall be deemed to have occurred and that is not then vested, shall become vested and exercisable, unless replaced by a Replacement Award;

(ii)	any Time-Based Award that is not an Exercisable Time-Based Award that is outstanding as of the date on which a Change in Control shall be deemed to have occurred and that is not then vested, shall become free of all contingencies, restrictions and limitations and shall become vested and transferable, unless replaced by a Replacement Award;

(iii)	any Replacement Award for which an Exercisable Time-Based Award has been exchanged upon a Change in Control shall vest and become exercisable in accordance with the vesting schedule and term for exercisability that applied to the corresponding Exercisable Time-Based Award immediately prior to such Change in Control, provided, however, that if within twenty four (24) months of such Change in Control, the Participant’s service with the Company or a Subsidiary is terminated without Cause (as such term is defined in the Alcoa Corporation Change in Control Severance Plan) or by the Participant for Good Reason (as such term is defined in the Alcoa Corporation Change in Control Severance Plan), such Award shall become vested and exercisable to the extent outstanding at the time of such termination of service. Any Replacement Award that has become vested and exercisable pursuant to this paragraph shall expire on the earlier of (A) thirty six (36) months following the date of termination of such Participant’s service (or, if later, the conclusion of the applicable post-termination exercise period pursuant to the applicable Award Agreement) and (B) the last day of the term of such Replacement Award;

(iv)	any Replacement Award for which a Time-Based Award that is not an Exercisable Time-Based Award has been exchanged upon a Change in Control shall vest in accordance with the vesting schedule that applied to the corresponding Time-Based Award immediately prior to such Change in Control, provided, however, that if within twenty four (24) months of such Change in Control, the Participant’s service with the Company or a Subsidiary is terminated without Cause (as such term is defined in the Alcoa Corporation Change in Control Severance Plan) or by the Participant for Good Reason (as such term is defined in the Alcoa Corporation Change in Control Severance Plan), such Award shall become free of all contingencies, restrictions and limitations and become vested and transferable to the extent outstanding;

(v)	any Performance Award shall be converted so that such Award is no longer subject to any performance condition referred to in SECTION 11 above, but instead is subject to the passage of time, with the number or value of such Replacement Award determined as follows: (A) if 50% or more of the Performance Period has been completed as of the date on which such Change in Control is deemed to have occurred, the number or value of such Award shall be based on actual performance during the Performance Period; or (B) if less than 50% of the Performance Period has been completed as of the date on which such Change in Control is deemed to have occurred, the number or value of such Award shall be the target number or value. Paragraphs (i) through (iv) above shall govern the terms of such Time-Based Award.

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Attachment C (continued)

(b)	Change in Control Settlement. Notwithstanding any other provision of this Plan, if approved by the Committee, upon a Change in Control, a Participant may receive a cash settlement under clauses (i) and (ii) below of existing Awards that are vested and exercisable as of the date on which such Change in Control shall be deemed to have occurred:

(i)	a Participant who holds an Option or Stock Appreciation Right may, in lieu of the payment of the purchase price for the Shares being purchased under the Option or Stock Appreciation Right, surrender the Option or Stock Appreciation Right to the Company and receive cash, within 30 days of the Change in Control, in an amount equal to the amount by which the Fair Market Value of the Shares on the date of the Change in Control exceeds the purchase price per Share under the Option or Stock Appreciation Right multiplied by the number of Shares granted under the Option or Stock Appreciation Right; and

(ii)	a Participant who holds Restricted Share Units may, in lieu of receiving Shares which have vested under Section 12(a)(ii) of this Plan, receive cash, within 30 days of a Change in Control, in an amount equal to the Fair Market Value of the Shares on the date of the Change in Control multiplied by the number of Restricted Share Units held by the Participant.

SECTION 13. CODE SECTION 162(m) PROVISIONS.

(a)	Notwithstanding any other provision of this Plan, if the Committee determines at the time a Restricted Share Award, a Performance Award or a Restricted Share Unit Award is granted to a Participant that such Participant is, or is likely to be as of the end of the tax year in which the Company would claim a tax deduction in connection with such Award, a Covered Employee, and that the Award was eligible for the qualified performance-based compensation exception that was available under Section 162(m) of the Code prior to the repeal of such exception for tax years after 2017, then the Committee may provide that this SECTION 13 is applicable to such Award. Effective for tax years after 2017, the qualified performance- based compensation exception from Section 162(m)’s tax deduction limitation was repealed; provided, however, that notwithstanding such repeal, the performance-based compensation under Section 162(m) of the Code is subject to a transition rule for remuneration that is payable pursuant to a written binding contract that was in effect on November 2, 2017 and is not materially modified thereafter. For the avoidance of doubt, it is the intent of the Company to preserve the performance-based compensation exception that is or may be available for Awards payable under this Plan to the maximum extent permitted by law.

(b)	If an Award is subject to this SECTION 13, then the lapsing of contingencies or restrictions thereon and the distribution of cash, Shares or other property pursuant thereto, as applicable, shall be subject to the achievement by the Company on a consolidated basis, and/or by specified Subsidiaries or divisions or business units of the Company, as appropriate, of one or more objective performance goals established by the Committee. Performance goals shall be set by the Committee (and any adjustments shall be made by the Committee) within the time period prescribed by, and shall otherwise comply with, the requirements of Section 162(m) of the Code, or any successor provision thereto, and the regulations thereunder.

(c)	As the Committee deems appropriate, performance goals established by the Committee may be based upon (x) the achievement of specified levels of Company, Subsidiary, division or business unit performance under one or more of the measures described below, (y) the improvement in Company, Subsidiary, division or business unit performance under one or more of the measures, and (z) Company, Subsidiary or business unit performance under one or more of the measures relative to the performance of other comparator companies or groups of companies or an external index or indicator. Performance goals may include a threshold level of performance below which no Award will be earned, levels of performance at which an Award will become partially earned, and a level of performance at which an Award will be fully earned. In this regard, the Committee shall select one or more of the following objectively determinable performance goals:

(i)	earnings, including earnings margin, operating income, earnings before or after taxes, and earnings before or after interest, taxes, depreciation, and amortization;

(ii)	book value per share;

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Attachment C (continued)

(iii)	pre-tax income, after-tax income,income from continuing operations, or after tax operating income;

(iv)	operating profit;

(v)	earnings per common share (basic or diluted);

(vi)	return on assets (net or gross);

(vii)	return on capital;

(viii)	return on invested capital;

(ix)	sales, revenues or growth in or returns on sales or revenues;

(x)	share price appreciation;

(xi)	total stockholder return;

(xii)	cash flow, operating cash flow, free cash flow, cash flow return on investment (discounted or otherwise), cash on hand, reduction of debt, capital structure of the Company including debt to capital ratios;

(xiii)	implementation or completion of critical projects or processes;

(xiv)	economic profit, economic value added or created;

(xv)	cumulative earnings per share growth;

(xvi)	achievement of cost reduction goals;

(xvii)	return on stockholders’ equity;

(xviii)	total stockholders’ return;

(xix)	reduction of days working capital, working capital or inventory;

(xx)	operating margin or profit margin;

(xxi)	capital expenditures;

(xxii)	cost targets, reductions and savings, productivity and efficiencies;

(xxiii)	strategic business criteria, consisting of one or more objectives based on market penetration, geographic business expansion, customer satisfaction (including product quality and delivery), employee satisfaction, human resources management (including diversity representation), supervision of litigation, information technology, and goals relating to acquisitions, divestitures, joint ventures and similar transactions, and budget comparisons;

(xxiv)	personal professional objectives, including any of the foregoing performance measures, the implementation of policies and plans, the negotiation of transactions, the development of long-term business goals, formation of joint ventures, research or development collaborations, technology and best practice sharing within the Company, and the completion of other corporate goals or transactions;

(xxv)	sustainability measures, community engagement measures or environmental, health or safety goals of the Company or the Subsidiary or business unit of the Company for or within which the Participant is primarily employed; or

(xxvi)	audit and compliance measures.

For the avoidance of doubt, the Committee may approve performance-based Awards under this Plan that are based upon the measures set forth above for Awards other than those that are intended to satisfy the qualified performance-based compensation exception under Section 162(m) of the Code.

During the period which the Committee is permitted, pursuant to Section 162(m) of the Code, to determine the terms of the Awards in accordance with the time limits under Section 162(m) of the Code, the Committee may also specify any inclusion(s) or exclusion(s) for any event(s) or occurrence(s) which the Committee determines should be included or

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2018 PROXY STATEMENT

Attachment C (continued)

excluded, as appropriate, for purposes of measuring performance against the applicable performance goals which may include (i) for those occurring within such Performance Period, restructuring, reorganizations, discontinued operations, non-core businesses in continuing operations, acquisitions, dispositions, or any other unusual, infrequently occurring, nonrecurring or non-core items; (ii) the aggregate impact in any Performance Period of accounting changes, in each case as those terms are defined under generally accepted accounting principles and provided in each case that such items are objectively determinable by reference to the Company’s financial statements, notes to the Company’s financial statements and/or management’s discussion and analysis of financial condition and results of operations, appearing in the Company’s Annual Report on Form 10-K for the applicable year; (iii) foreign exchange gains or losses, currency fluctuations, or the prices of aluminum or alumina; (iv) regional premiums, (v) amortization of intangible assets, impairments of goodwill and other intangible assets, asset write downs, non–cash interest expense, capital charges, or payments of bonuses or other financial and general and administrative expenses for the Performance Period, (vi) environmental or litigation reserve adjustments, litigation or claim judgments or settlements, (vii) any adjustments for other unusual or infrequently occurring items, discrete tax items, strike and/or strike preparation costs, business interruption, curtailments, natural disasters, force majeure events, or (viii) mark to market gains or losses. If an Award is intended to satisfy the qualified performance-based compensation exception under Section 162(m) of the Code, any such inclusion(s) or exclusion(s) shall be prescribed in a form that meets the requirements for deductibility under Section 162(m) of the Code, and no such action shall be taken if and to the extent it would result in the loss of an otherwise available exemption of the Awards under Section 162(m) of the Code.

(d)	Notwithstanding any provision of this Plan other than Section 4(f) and SECTION 12, with respect to any Award that is subject to this SECTION 13, the Committee may adjust downwards, but not upwards, the amount payable pursuant to such Award based upon the certified level of the attained performance goal relating to qualifying the Award as a performance-based award pursuant to Section 162(m) of the Code, and the Committee may not waive the achievement of the applicable performance goals.

(e)	The Committee shall have the power to impose such other restrictions on Awards subject to this SECTION 13 as it may deem necessary or appropriate to ensure that such Awards satisfy all requirements for “performance-based compensation” within the meaning of Section 162(m)(4)(C) of the Code, or any successor provision thereto.

(f)	For purposes of complying with Code Section 162(m) limitations on “performance-based compensation,” and subject to the adjustment provisions of Section 4(f), no Participant may be granted in any one fiscal year (i) Options and/or Stock Appreciation Rights with respect to more than 10,000,000 Shares, or (ii) Restricted Share Awards or Restricted Share Unit Awards, in each case, that are Performance Awards (at a maximum award level), covering more than 4,000,000 Shares under the Plan. The maximum dollar value with respect to Performance Awards that are valued with reference to cash or property, other than Shares, and granted to any Participant in any one fiscal year is $15,000,000 under the Plan. Notwithstanding the foregoing, the number of Shares subject to Converted Awards shall be disregarded for purposes of the limitations set forth in this Section 13(f).

SECTION 14. AMENDMENTS AND TERMINATION. The Board may amend, alter, suspend, discontinue or terminate the Plan or any portion thereof at any time; provided that notwithstanding any other provision in this Plan, no such amendment, alteration, suspension, discontinuation or termination shall be made: (a) without stockholder approval, if such approval would be required pursuant to applicable law or the requirements of the New York Stock Exchange or such other stock exchange on which the Shares trade; or (b) without the consent of the affected Participant, if such action would materially impair the rights of such Participant under any outstanding Award, except as provided in Sections 15(e) and 15(f). Notwithstanding anything to the contrary herein, the Committee may amend the Plan in such manner as may be necessary so as to have the Plan conform to local rules and regulations in any jurisdiction outside the United States or to qualify for or comply with any tax or regulatory requirement for which or with which the Board or Committee deems it necessary or desirable to qualify or comply.

SECTION 15. GENERAL PROVISIONS.

(a)

Transferability of Awards. Awards may be transferred by will or the laws of descent and distribution. Except as set forth herein, awards shall be exercisable, during the Participant’s lifetime, only by the Participant or, if permissible

C-12

2018 PROXY STATEMENT

Attachment C (continued)

under applicable law, by the Participant’s guardian or legal representative. Unless otherwise provided by the Committee or limited by applicable laws, a Participant may, in the manner established by the Committee, designate a beneficiary to exercise the rights of the Participant with respect to any Award upon the death of the Participant. Unless otherwise provided by the Committee or limited by applicable laws, Awards may be transferred to one or more Family Members, individually or jointly, or to a trust whose beneficiaries include the Participant or one or more Family Members under terms and conditions established by the Committee. The Committee shall have authority to determine, at the time of grant, any other rights or restrictions applicable to the transfer of Awards; provided however, that no Award may be transferred to a third party for value or consideration. Except as provided in this Plan or the terms and conditions established for an Award, any Award shall be null and void and without effect upon any attempted assignment or transfer, including, without limitation, any purported assignment, whether voluntary or by operation of law, pledge, hypothecation or other disposition, attachment, divorce or trustee process or similar process, whether legal or equitable.

(b)	Award Entitlement. No Employee or Director shall have any claim to be granted any Award under the Plan and there is no obligation for uniformity of treatment of Employees or Directors under the Plan.

(c)	Terms and Conditions of Award. The prospective recipient of any Award under the Plan shall be deemed to have become a Participant subject to all the applicable terms and conditions of the Award upon the grant of the Award to the prospective recipient, unless the prospective recipient notifies the Company within 30 days of the grant that the prospective recipient does not accept the Award. This Section 15(c) is without prejudice to the Company’s right to require a Participant to affirmatively accept the terms and conditions of an Award.

(d)	Award Adjustments. Except as provided in SECTION 13, the Committee shall be authorized to make adjustments in Performance Award criteria or in the terms and conditions of other Awards in recognition of unusual or nonrecurring events affecting the Company or its financial statements or changes in applicable laws, regulations or accounting principles. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem desirable to carry it into effect.

(e)	Committee Right to Cancel. The Committee shall have full power and authority to determine whether, to what extent and under what circumstances any Award shall be canceled or suspended at any time prior to a Change in Control: (i) if an Employee, without the consent of the Committee, while employed by the Company or a Subsidiary or after termination of such employment, becomes associated with, employed by, renders services to or owns any interest (other than an interest of up to 5% in a publicly traded company or any other non- substantial interest, as determined by the Committee) in any business that is in competition with the Company or any Subsidiary; (ii) in the event of the Participant’s willful engagement in conduct which is injurious to the Company or any Subsidiary, monetarily or otherwise; (iii) in the event of an Executive Officer’s misconduct described in Section 15(f); or (iv) in order to comply with applicable laws as described in Section 15(h) below. For purposes of clause (ii), no act, or failure to act, on the Participant’s part shall be deemed “willful” unless done, or omitted to be done, by the Participant not in good faith and without reasonable belief that the Participant’s act, or failure to act, was in the best interest of the Company or a Subsidiary. In the event of a dispute concerning the application of this Section 15(e), no claim by the Company shall be given effect unless the Board determines that there is clear and convincing evidence that the Committee has the right to cancel an Award or Awards hereunder, and the Board finding to that effect is adopted by the affirmative vote of not less than three quarters of the entire membership of the Board (after reasonable notice to the Participant and an opportunity for the Participant to provide information to the Board in such manner as the Board, in its sole discretion, deems to be appropriate under the circumstances).

(f)

Clawback. Notwithstanding any other provision of the Plan to the contrary, if the Board learns of (i) any violation of the Company’s Business Conduct Policies, code of ethics, or similar codes and/or policies (as may be implemented and/or amended from time to time) that results in significant financial or reputational harm to the Company, as determined in the Board’s sole discretion, then the Board will, to the full extent permitted by governing law, effect the full or partial cancellation and recovery of Awards (or the value of Awards) previously granted to any current or former Executive Officer or (ii) any misconduct by any current or former Executive

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2018 PROXY STATEMENT

Attachment C (continued)

Officer that contributed to the Company having to restate all or a portion of its financial statements, then the Board will, to the full extent permitted by governing law, in all appropriate cases, effect the cancellation and recovery of Awards (or the value of Awards) previously granted to the Executive Officer if: (A) the amount of the Award was calculated based upon the achievement of certain financial results that were subsequently the subject of a restatement, (B) the executive engaged in intentional misconduct that caused or partially caused the need for the restatement, and (C) the amount of the Award had the financial results been properly reported would have been lower than the amount actually awarded. Furthermore, all Awards (including Awards that have vested in accordance with the Award Agreement) shall be subject to the terms and conditions, if applicable, of any other recoupment policy adopted by the Company from time to time or any recoupment requirement imposed under applicable laws, rules, regulations or stock exchange listing standards, including, without limitation, recoupment requirements imposed pursuant to Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, Section 304 of the Sarbanes-Oxley Act of 2002, or any regulations promulgated thereunder, or recoupment requirements under the laws of any other jurisdiction. By accepting Awards under the Plan, Participants agree and acknowledge that they are obligated to cooperate with, and provide any and all assistance necessary to, the Company to recover or recoup any Award or amounts paid under the Plan subject to clawback pursuant to such law, government regulation, stock exchange listing requirement or Company policy. Such cooperation and assistance shall include, but is not limited to, executing, completing and submitting any documentation necessary to recover or recoup any Award or amounts paid under the Plan from a Participant’s accounts, or pending or future compensation or Awards.

(g)	Stock Certificate Legends. All certificates for Shares delivered under the Plan pursuant to any Award shall be subject to such stock transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the U.S. Securities and Exchange Commission, any stock exchange upon which the Shares are then listed and any applicable Federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

(h)	Compliance with Securities Laws and Other Requirements. No Award granted hereunder shall be construed as an offer to sell securities of the Company, and no such offer shall be outstanding, unless and until the Company in its sole discretion has determined that any such offer, if made, would be in compliance with all applicable requirements of the U.S. Federal securities laws and any other laws, rules, regulations, stock exchange listing or other requirements to which such offer, if made, would be subject. Without limiting the foregoing, the Company shall have no obligation to issue or deliver Shares pursuant to Awards granted hereunder prior to: (i) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable, and (ii) completion of any registration or other qualification with respect to the Shares under any applicable law in the United States or in a jurisdiction outside of the United States or procurement of any ruling or determination of any governmental body that the Company determines to be necessary or advisable or at a time when any such registration, qualification or determination is not current, has been suspended or otherwise has ceased to be effective. The inability or impracticability of the Company to obtain or maintain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained, and shall constitute circumstances in which the Committee may determine to amend or cancel Awards pertaining to such Shares, with or without consideration to the affected Participants.

(i)

Dividends. No Award of Options or Stock Appreciation Rights shall have the right to receive dividends or dividend equivalents. To the extent that the Board, in its discretion, declares a dividend on the Shares: (i) a recipient of an Award of Restricted Shares shall receive dividends on the Restricted Shares, unless otherwise determined by the Committee, subject to such restrictions applicable to the Award, if any, and shall only be paid if and when such Restricted Shares vest; and (ii) dividend equivalents shall accrue on Restricted Share Units (including Restricted Share Units that have a performance feature), unless otherwise determined by the Committee, and shall only be paid if and when such Restricted Share Units vest. Any dividend equivalents that accrue on Restricted Share Units will be calculated at the same rate as dividends paid on the common stock of the Company. Notwithstanding any provision herein to the contrary, no dividends or dividend equivalents shall be paid on

C-14

2018 PROXY STATEMENT

Attachment C (continued)

Restricted Shares or Restricted Share Units that have not vested or on Restricted Share Units that have not been earned during a Performance Period.

(j)	Consideration for Awards. Except as otherwise required in any applicable Award Agreement or by the terms of the Plan, recipients of Awards under the Plan shall not be required to make any payment or provide consideration other than the rendering of services.

(k)	Tax Obligations. The Company shall be authorized to withhold from any Award granted or payment due under the Plan the amount of tax obligations due in respect of an Award or payment hereunder and to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such Tax Obligations, including without limitation, requiring the Participant to pay cash, withholding otherwise deliverable cash or Shares having a fair market value equal to the amount required to be withheld, forcing the sale of Shares issued pursuant to an Award (or exercise or vesting thereof) having a fair market value equal to the amount required to be withheld, or requiring the Participant to deliver to the Company already-owned Shares having a fair market value equal to the amount required to be withheld. For purposes of the foregoing, “Tax Obligations” means tax, social insurance and social security liability obligations and requirements in connection with the Awards, including, without limitation, (i) all U.S. Federal, state, and local income, employment and any other taxes (including the Participant’s U.S. Federal Insurance Contributions Act (FICA) obligation) that are required to be withheld by the Company (or a Subsidiary, as applicable), (ii) the Participant’s and, to the extent required by the Company (or a Subsidiary, as applicable), the Company’s (or a Subsidiary’s) fringe benefit tax liability, if any, associated with the grant, vesting, or exercise of an Award or sale of Shares issued under the Award, and (iii) any other taxes, social insurance, social security liabilities or premium for which the Participant has an obligation, or which the Participant has agreed to bear, with respect to such Award (or exercise thereof or issuance of Shares or other consideration thereunder). Furthermore, the Committee shall be authorized to, but is not required to, establish procedures for election by Participants to satisfy such obligations for the payment of such taxes by delivery of or transfer of Shares to the Company or by directing the Company to retain Shares otherwise deliverable in connection with the Award. All personal taxes applicable to any Award under the Plan are the sole liability of the Participant.

(l)	Other Compensatory Arrangements. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

(m)	Governing Law. The Plan and all determinations made and actions taken thereunder, to the extent not otherwise governed by the laws of the United States, shall be governed by the laws of the State of Delaware, United States of America, without reference to principles of conflict of laws, and construed accordingly.

(n)	Severability. If any provision of this Plan is or becomes or is deemed invalid, illegal or unenforceable in any jurisdiction, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan, it shall be stricken and the remainder of the Plan shall remain in full force and effect.

(o)	Awards to Non-U.S. Employees. Awards may be granted to Employees and Directors who are foreign nationals or residents or employed outside the United States, or both, on such terms and conditions different from those applicable to Awards to Employees and Directors who are not foreign nationals or residents or who are employed in the United States as may, in the judgment of the Committee, be necessary or desirable in order to recognize differences in local law, regulations or tax policy. Without limiting the generality of the foregoing, the Committee or the Board, as applicable, are specifically authorized to (i) adopt rules and procedures regarding the conversion of local currency, withholding procedures and handling of stock certificates which vary with local requirements and (ii) adopt sub-plans, Award Agreements and Plan and Award Agreement addenda as may be deemed desirable to accommodate foreign laws, regulations and practice. The Committee also may impose conditions on the exercise or vesting of Awards in order to minimize the Company’s or a Subsidiary’s obligation with respect to tax equalization for Employees on assignments outside their home countries. Notwithstanding the discretion of the Committee under this section, the Participant remains solely liable for any applicable personal taxes.

C-15

2018 PROXY STATEMENT

Attachment C (continued)

(p)	Repricing Prohibited. Except as provided in Section 4(f), the terms of outstanding Options or Stock Appreciation Rights may not be amended, and action may not otherwise be taken without stockholder approval, to: (i) reduce the exercise price of outstanding Options or Stock Appreciation Rights, (ii) cancel outstanding Options or Stock Appreciation Rights in exchange for Options or Stock Appreciation Rights with an exercise price that is less than the exercise price of the original Options or Stock Appreciation Rights, or (iii) replace outstanding Options or Stock Appreciation Rights in exchange for other Awards or cash at a time when the exercise price of such Options or Stock Appreciation Rights is higher than the Fair Market Value of a Share.

(q)	Deferral. The Committee may require or permit Participants to elect to defer the issuance of Shares or the settlement of Awards in cash or other property to the extent that such deferral complies with Section 409A of the Code and any regulations or guidance promulgated thereunder. The Committee may also authorize the payment or crediting of interest, dividends or dividend equivalents on any deferred amounts.

(r)	Compliance with Section 409A of the Code. Except to the extent specifically provided otherwise by the Committee and notwithstanding any other provision of the Plan, Awards under the Plan are intended to satisfy the requirements of Section 409A of the Code (and the Treasury Department guidance and regulations issued thereunder), or an exemption therefrom, so as to avoid the imposition of any additional taxes or penalties under Section 409A of the Code. If an Award is subject to Section 409A of the Code, (i) distributions shall only be made in a manner and upon an event permitted under Section 409A of the Code, (ii) payments to be made upon a termination of employment shall only be made upon a “separation from service” under Section 409A of the Code, (iii) unless the Award specifies otherwise, each installment payment shall be treated as a separate payment for purposes of Section 409A of the Code, and (iv) in no event shall a Participant, directly or indirectly, designate the calendar year in which a distribution is made except in accordance with Section 409A of the Code. Any Award granted under the Plan that is subject to Section 409A of the Code and that is to be distributed to a key employee (as defined below for this purpose) upon separation from service shall be administered so that any distribution with respect to such Award shall be postponed for six months following the date of the Participant’s separation from service, if required by Section 409A of the Code. If a distribution is delayed pursuant to Section 409A of the Code, the distribution shall be paid within 30 days after the end of the six-month period. If the participant dies during such six-month period, any postponed amounts shall be paid within 90 days of the Participant’s death. The determination of key employees, including the number and identity of persons considered key employees and the identification date, shall be made by the Committee or its delegate each year in accordance with Section 416(i) of the Code and the “specified employee” requirements of Section 409A of the Code. If the Committee determines that an Award, payment, distribution, transaction or any other action or arrangement contemplated by the provisions of the Plan would, if undertaken, cause a Participant to become subject to any additional taxes or other penalties under Section 409A of the Code, then unless the Committee specifically provides otherwise, such Award, payment, distribution, transaction or other action or arrangement shall not be given effect to the extent it causes such result and the related provisions of the Plan and/or Award Agreement will be deemed modified, or, if necessary, suspended in order to comply with the requirements of Section 409A of the Code to the extent determined appropriate by the Committee, in each case without the consent of or notice to the Participant. Although the Company may attempt to avoid adverse tax treatment under Section 409A of the Code, the Company makes no representation to that effect and expressly disavows any covenant to maintain favorable or avoid unfavorable tax treatment. The Company shall be unconstrained in its corporate activities without regard to the potential negative tax impact on holders of Awards under the Plan.

(s)	No Trust or Fund Created. Neither the Plan nor an Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company and a Participant or any other person. To the extent that a Participant acquires the right to receive payments from the Company pursuant to an Award, such right shall be no greater than the right of any general unsecured creditor of the Company.

(t)	Effect of Headings. The Section headings and subheadings herein are for convenience of reference only, are not to be considered a part hereof, and shall in no way modify or restrict any of the terms or provisions hereof.

SECTION 16. TERM OF PLAN. No Award shall be granted pursuant to the Plan after May 10, 2027, but any Award theretofore granted may extend beyond that date. The Plan, as amended and restated herein, becomes effective upon

C-16

2018 PROXY STATEMENT

Attachment C (continued)

approval of the Plan at the Company’s Annual Meeting of Stockholders to be held on May 9, 2018 (or such other date upon which the Company’s Stockholders approve the Plan). If the Plan, as amended and restated, is not so approved, then the Plan, as in effect immediately prior to such Annual Meeting, shall remain in effect. Notwithstanding the foregoing or anything else contained herein to the contrary, for any Award subject to SECTION 13, with respect to any compensation to be paid under a written binding contract that was in effect on November 2, 2017, all terms and conditions of the payment of any such compensation shall be governed by the terms and conditions of this Plan and any underlying documents that combined constitute the applicable written binding contract relating to such compensation that was in effect on November 2, 2017.

C-17

c/o Corporate Election Services P. O. Box 3230 Pittsburgh, PA 15230-9404	Alcoa Corporation Annual Meeting of Stockholders 10:00 a.m. Wednesday, May 9, 2018 Westin Convention Center – Pittsburgh Pennsylvania Ballroom 1000 Penn Avenue Pittsburgh, PA 15222

Admission Ticket

This ticket is not transferable.

Please keep this ticket to be

admitted to the Annual Meeting.

You will also need to present valid photo

identification for admission to the meeting.

Fold and detach here
VOTE BY MAIL	THREE WAYS TO VOTE
Return your proxy in the postage-paid envelope provided.	Vote by Mail. Please mark, sign and date your proxy card and return it in the postage-paid envelope provided or return it to Alcoa Corporation, c/o Corporate Election Services, P.O. Box 3230, Pittsburgh, PA 15230-9404.

VOTE BY INTERNET	Vote by Internet. Have your proxy card available when you access the website www.cesvote.com and follow the simple directions presented to record your vote.
Access this website to cast your vote. www.cesvote.com	Vote by Telephone. Have your proxy card available when you call toll-free 1-888-693-8683 using a touch-tone phone and follow the simple directions presented to record your vote.

VOTE BY TELEPHONE
Call toll-free using a touch-tone telephone. 1-888-693-8683	Vote 24 hours a day, 7 days a week. Your telephone or Internet vote must be received by 6:00 a.m. EDT on May 9, 2018, to be counted. If you vote by Internet or by telephone, please do not mail your proxy card.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on May 9, 2018—the Proxy Statement and the annual report are available at www.ViewMaterial.com/AA.
IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS	Alcoa Corporation 201 Isabella Street, Suite 500 Pittsburgh, PA 15212-5858

The undersigned hereby appoints Roy C. Harvey, Jeffrey D. Heeter, and Marissa P. Earnest, and each of them, attorneys and proxies with full power of substitution, to represent and to vote on behalf of the undersigned all of the shares of common stock of Alcoa Corporation the undersigned is entitled to vote, including with all the powers which the undersigned would possess if personally present at the Annual Meeting of Stockholders of Alcoa Corporation to be held on May 9, 2018, and at an adjournment or postponement thereof. The shares represented by this proxy will be voted as directed by the stockholder. If no such directions are indicated, the proxies will vote FOR all the nominees listed on Item 1 (Election of Directors), FOR Item 2 (Ratification of Appointment of PricewaterhouseCoopers LLP as the Company’s Independent Registered Public Accounting Firm for 2018), FOR Item 3 (Advisory vote to approve 2017 Executive Compensation of the Named Executive Officers), and FOR Item 4 (Approval of the 2016 Stock Incentive Plan, as Amended and Restated). The proxies are authorized to vote, in their discretion and to the extent permitted by applicable law or rule, upon other matters that may arise during the 2018 Annual Meeting. Your telephone or Internet vote must be received by 6:00 a.m. EDT on May 9, 2018, to be counted. If you vote by mail, your proxy card must be received before the meeting for your vote to be counted.

This card also serves as voting instructions to the trustee of each employee savings plan sponsored by Alcoa, its subsidiaries or affiliates with respect to shares of common stock of Alcoa Corporation held by the undersigned under any such plans. Your voting instructions must be received by 6:00 a.m. EDT on May 7, 2018, or the trustee will vote your plan shares in the same proportion as those plan shares for which instructions have been received.

Your vote on the election of directors and the other proposals described in the accompanying Proxy Statement may be specified on the reverse side. If properly signed, dated and returned, this proxy will be voted as specified on the reverse side or, if no choice is specified, this proxy will be voted in accordance with the recommendation of the Board of Directors.

Comments:

(Vote on the other side)

 IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

(continued from the other side)

P R O X Y	Please mark your choices clearly in the appropriate boxes. If no choice is specified, this proxy will be voted FOR Items 1, 2, 3 and 4.
	THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, 2, 3, AND 4.
	1. Election of Directors – Nominees to serve for a one-year term expiring in 2019:
		1.	Michael G. Morris	☐	FOR	☐	AGAINST	☐	ABSTAIN	7.	James E. Nevels	☐	FOR	☐	AGAINST	☐	ABSTAIN
		2.	Mary Anne Citrino	☐	FOR	☐	AGAINST	☐	ABSTAIN	8.	James W. Owens	☐	FOR	☐	AGAINST	☐	ABSTAIN
		3.	Timothy P. Flynn	☐	FOR	☐	AGAINST	☐	ABSTAIN	9.	Carol L. Roberts	☐	FOR	☐	AGAINST	☐	ABSTAIN
		4.	Kathryn S. Fuller	☐	FOR	☐	AGAINST	☐	ABSTAIN	10.	Suzanne Sitherwood	☐	FOR	☐	AGAINST	☐	ABSTAIN
		5.	Roy C. Harvey	☐	FOR	☐	AGAINST	☐	ABSTAIN	11.	Steven W. Williams	☐	FOR	☐	AGAINST	☐	ABSTAIN
		6.	James A. Hughes	☐	FOR	☐	AGAINST	☐	ABSTAIN	12.	Ernesto Zedillo	☐	FOR	☐	AGAINST	☐	ABSTAIN
	2.	Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2018										☐	FOR	☐	AGAINST	☐	ABSTAIN
	3.	Advisory vote to approve 2017 executive compensation of the named executive officers										☐	FOR	☐	AGAINST	☐	ABSTAIN
	4.	Approval of the 2016 Stock Incentive Plan, as amended and restated										☐	FOR	☐	AGAINST	☐	ABSTAIN

Signature	Signature (if held jointly)	Date

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. Please sign exactly as your name or names appear(s) on this proxy card. If shares are held jointly, EACH holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.